Exhibit 10.3


                                                               EXECUTION COPY


------------------------------------------------------------------------------

                            INTERIM LOAN AGREEMENT

                                  dated as of

                                March 10, 2006

                                     among

                           HEALTHSOUTH CORPORATION,

                    The Subsidiary Guarantors Party Hereto,

                           The Lenders Party Hereto,

                      MERRILL LYNCH CAPITAL CORPORATION,
                           as Administrative Agent,

                         CITICORP NORTH AMERICA, INC.

                                      and

                          JPMORGAN CHASE BANK, N.A.,
                           as Co-Syndication Agents,

                                      and

                    DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH,
                      GOLDMAN SACHS CREDIT PARTNERS L.P.

                                      and

                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                          as Co-Documentation Agents

                          ---------------------------

                             MERRILL LYNCH & CO.,
                         MERRILL LYNCH, PIERCE, FENNER
                             & SMITH INCORPORATED,

                         CITIGROUP GLOBAL MARKETS INC.

                                      and

                         J.P. MORGAN SECURITIES INC.,
                  as Joint Bookrunners and Co-Lead Arrangers

------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

                                   ARTICLE I

                                  Definitions

SECTION 1.01.  Defined Terms...................................................1
SECTION 1.02.  Classification of Loans........................................30
SECTION 1.03.  Terms Generally................................................30
SECTION 1.04.  Accounting Terms; GAAP.........................................30
SECTION 1.05.  Senior Debt Status.............................................31

                                  ARTICLE II

                                   The Loans

SECTION 2.01.  Loans .........................................................31
SECTION 2.02.  Funding of Borrowings..........................................32
SECTION 2.03.  Procedure for Borrowing and Extension..........................32
SECTION 2.04.  Maturity; Exchange Notes; Extension of Maturity................33
SECTION 2.05.  Repayment of Loans; Evidence of Debt...........................33
SECTION 2.06.  Optional and Mandatory Prepayments.............................34
SECTION 2.07.  Interest and Fees..............................................36
SECTION 2.08.  Alternate Rate of Interest.....................................37
SECTION 2.09.  Increased Costs................................................37
SECTION 2.10.  Break Funding Payments.........................................38
SECTION 2.11.  Taxes .........................................................39
SECTION 2.12.  Payments Generally; Pro Rata Treatment; Sharing of Setoffs.....41
SECTION 2.13.  Mitigation Obligations; Replacement of Lenders.................42

                                  ARTICLE III

                        Representations and Warranties

SECTION 3.01.  Organization and Authority.....................................43
SECTION 3.02.  Execution; No Conflicts........................................44
SECTION 3.03.  Solvency.......................................................44
SECTION 3.04.  Subsidiaries...................................................45
SECTION 3.05.  Ownership Interests............................................45
SECTION 3.06.  Financial Condition............................................45
SECTION 3.07.  Title to Properties............................................46
SECTION 3.08.  Taxes .........................................................46
SECTION 3.09.  Other Agreements...............................................46
SECTION 3.10.  Litigation.....................................................47
SECTION 3.11.  Margin Stock...................................................48
SECTION 3.12.  Investment and Holding Company Status..........................48
SECTION 3.13.  Intellectual Property..........................................48
SECTION 3.14.  No Untrue Statement............................................48
SECTION 3.15.  No Consents, Etc...............................................49
SECTION 3.16.  ERISA .........................................................49
SECTION 3.17.  No Default.....................................................49
SECTION 3.18.  Environmental Matters..........................................49
SECTION 3.19.  Employment Matters.............................................49
SECTION 3.20.  Reimbursement from Third Party Payors..........................50
SECTION 3.21.  Compliance with Laws...........................................50
SECTION 3.22.  Insurance......................................................50

                                  ARTICLE IV

                                  Conditions

SECTION 4.01.  Effective Date.................................................51

                                   ARTICLE V

                             Affirmative Covenants

SECTION 5.01.  Financial Statements, Reports, Etc.............................54
SECTION 5.02.  Maintain Properties............................................57
SECTION 5.03.  Existence, Qualification, Etc..................................57
SECTION 5.04.  Regulations and Obligations....................................58
SECTION 5.05.  Insurance......................................................58
SECTION 5.06.  True Books.....................................................58
SECTION 5.07.  Right of Inspection............................................58
SECTION 5.08.  Observe All Laws...............................................59
SECTION 5.09.  Governmental Licenses..........................................59
SECTION 5.10.  Notice of Material Events......................................59
SECTION 5.11.  Suits or Other Proceedings.....................................59
SECTION 5.12.  Notice of Discharge of Hazardous Material or
               Environmental Complaint........................................59
SECTION 5.13.  Exchange Notes.................................................60
SECTION 5.14.  Further Assurances.............................................60
SECTION 5.15.  Compliance Certificate.........................................61
SECTION 5.16.  Future Guarantors..............................................61
SECTION 5.17.  SEC Reports....................................................61
SECTION 5.18.  Take-Out Financing.............................................61
SECTION 5.19.  Ratings........................................................62
SECTION 5.20.  Hedging Arrangements...........................................62

                                  ARTICLE VI

                              Negative Covenants

SECTION 6.01.  Financial Covenants............................................62
SECTION 6.02.  Investments....................................................63
SECTION 6.03.  Indebtedness; Subsidiary Preferred Stock.......................64
SECTION 6.04.  Disposition of Assets..........................................65
SECTION 6.05.  Fundamental Changes............................................66
SECTION 6.06.  Liens .........................................................67
SECTION 6.07.  Restrictive Agreements.........................................68
SECTION 6.08.  Acquisitions...................................................69
SECTION 6.09.  Restricted Payments; Certain Prepayments of Indebtedness.......69
SECTION 6.10.  Compliance with ERISA..........................................71
SECTION 6.11.  Fiscal Year....................................................72
SECTION 6.12.  Dissolution, etc...............................................72
SECTION 6.13.  Transactions with Affiliates...................................72
SECTION 6.14.  Sale and Leaseback Transactions................................72
SECTION 6.15.  Swap Agreements................................................72
SECTION 6.16.  Management Contracts...........................................73
SECTION 6.17.  Use of Proceeds................................................73
SECTION 6.18.  Amendment of Material Agreements...............................73
SECTION 6.19.  Capital Expenditures...........................................73
SECTION 6.20.  Change of Control..............................................73

                                  ARTICLE VII

                               Events of Default


                                 ARTICLE VIII

                           The Administrative Agent


                                  ARTICLE IX

                                 Miscellaneous

SECTION 9.01.  Notices........................................................80
SECTION 9.02.  Waivers; Amendments............................................81
SECTION 9.03.  Expenses; Indemnity; Damage Waiver.............................82
SECTION 9.04.  Successors and Assigns.........................................84
SECTION 9.05.  Survival.......................................................87
SECTION 9.06.  Counterparts; Integration; Effectiveness.......................87
SECTION 9.07.  Severability...................................................88
SECTION 9.08.  Right of Setoff................................................88
SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of Process.....88
SECTION 9.10.  WAIVER OF JURY TRIAL...........................................89
SECTION 9.11.  Headings.......................................................89
SECTION 9.12.  Confidentiality................................................89
SECTION 9.13.  Additional Agents..............................................91
SECTION 9.14.  Patriot Act....................................................91


                                   ARTICLE X

                             Subsidiary Guarantees

SECTION 10.01.  Guarantees....................................................91
SECTION 10.02.  Limitation on Liability.......................................93
SECTION 10.03.  Successors and Assigns........................................93
SECTION 10.04.  No Waiver.....................................................93
SECTION 10.05.  Modification..................................................94
SECTION 10.06.  Release of Subsidiary Guarantor...............................94
SECTION 10.07.  Contribution..................................................94



SCHEDULES:
----------

Schedule 1.01A -- Existing Indebtedness
Schedule 1.01B -- Existing Note Indentures
Schedule 1.01C -- Specified Properties
Schedule 1.01D -- Designated Syndicated Persons
Schedule 2.01 -- Commitments
Schedule 3.04 -- Subsidiaries
Schedule 3.05 -- Ownership Interests
Schedule 3.06 -- Financial Condition
Schedule 3.09 -- Other Agreements
Schedule 3.10 -- Litigation
Schedule 3.13 -- Intellectual Property
Schedule 3.18 -- Environmental Matters
Schedule 3.19 -- Employment Matters
Schedule 3.21 -- Compliance with Laws
Schedule 6.02 -- Investments
Schedule 6.06 -- Liens
Schedule 6.07 -- Restrictive Agreements


EXHIBITS:
---------

Exhibit A -- Form of Assignment and Assumption
Exhibit B -- Form of Opinion of Borrower's Counsel
Exhibit C -- Form of Exchange Note Indenture
Exhibit D -- Form of Notice of Exchange
Exhibit E -- Form of Promissory Note

                                    INTERIM LOAN AGREEMENT (this "Agreement")
                           dated as of March 10, 2006, among HEALTHSOUTH CORPORATION, the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto and MERRILL LYNCH CAPITAL CORPORATION, as Administrative Agent, CITICORP NORTH AMERICA, INC. and JPMORGAN CHASE BANK, N.A., as Co-Syndication Agents, and DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, GOLDMAN SACHS CREDIT PARTNERS L.P. and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.

                  The parties hereto agree as follows:

                                  ARTICLE I

                                  Definitions

         SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

         "ABR", when used in reference to any Loan, refers to whether such Loan is bearing interest at a rate determined by reference to the Alternate Base Rate.

         "Acceptable Appraiser" means an investment banking firm or other valuation consultant mutually acceptable to the Borrower and the Administrative Agent and not an Affiliate of the Borrower or the Administrative Agent; provided, however, in the event the Borrower and the Administrative Agent are unable to agree on an Acceptable Appraiser, then each of the Borrower and the Administrative Agent shall select their own investment banking firm or valuation consultant, and such investment banking firms or other valuation consultants shall select an Acceptable Appraiser; provided, further, that in the event either the Borrower or the Administrative Agent do not make such selection at least 15 days prior to the date the applicable financial statements are due pursuant to Section 5.01(a), 5.01(b)(ii) or 5.01(b)(iii), the selection by the other Person shall be the Acceptable Appraiser.

         "Acquired Indebtedness" means (i) with respect to any Person that becomes a Subsidiary after the Effective Date, Indebtedness of such Person and its subsidiaries existing at the time such Person becomes a Subsidiary and
(ii) with respect to the Borrower or any Subsidiary, any Indebtedness assumed by the Borrower or any Subsidiary in connection with the acquisition of an asset from another Person, in each case to the extent such Indebtedness was not created in contemplation of such Person becoming a Subsidiary or such acquisition.

         "Adjusted Consolidated EBITDA" of any Person means Consolidated Net Income of such Person plus the sum for such Person of (a) Consolidated Income Tax Expense, (b) Consolidated Depreciation Expense, (c) Consolidated Amortization Expense, (d) Consolidated Interest Expense, (e) all other unusual non-cash items or non-recurring non-cash items reducing Consolidated Net Income of such Person and its subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that cash expenditures, to the extent made in respect of items to which the charges referred to in this clause (e) relate, in an aggregate amount in excess of $10,000,000 for any period of four consecutive fiscal quarters shall be deducted in determining Adjusted Consolidated EBITDA for the period during which such expenditures are made,
(f) any restructuring charges in respect of legal fees associated with the government, class-action and shareholder derivative litigation disclosed on
Schedule 3.10, (g) fees, costs and expenses related to the Transactions and the Senior Notes Offering, (h) any losses from discontinued operations and closed locations, (i) costs and expenses related to the settlement of the Shareholder Litigation and (j) charges in respect of professional fees for reconstruction and restatement of financial statements (including matters related to internal controls and documentation) that relate to the Fiscal Years ended December 31, 2000, 2001, 2002, 2003, 2004 and 2005 and the fiscal quarters occurring during such Fiscal Years, in each case determined on a consolidated basis in accordance with GAAP, and less all unusual non-cash items or non-recurring non-cash items to the extent increasing Consolidated Net Income of such Person and its subsidiaries, determined on a consolidated basis in accordance with GAAP, in each case, for such Person's prior four full fiscal quarters for which financial results have been reported immediately prior to the determination date.

         "Adjusted LIBO Rate" means, with respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

         "Adjusted Margin" means, with respect to any Extended Loan, 0 basis points during the three-month period commencing on the Initial Maturity Date, which amount shall increase by 50 basis points at the beginning of each subsequent three-month period.

         "Adjusted Rate" means the rate equal to the sum of 50 basis points plus the interest rate borne by the Initial Loans on the day immediately preceding the Initial Maturity Date.

         "Administrative Agent" means Merrill Lynch Capital Corporation, in its capacity as administrative agent for the Lenders hereunder.

         "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

         "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "Affiliate Transaction" has the meaning assigned to such term in
Section 6.13.

         "Agent/Arranger Parties" has the meaning assigned to such term in
Section 9.03.

         "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Applicable Margin" means (i) with respect to any Initial Loan that is a Eurodollar Loan, 450 basis points with respect to any period following the Effective Date and ending prior to September 10, 2006, which amount shall increase by 100 basis points as of September 10, 2006, and which amount shall further increase by an additional 50 basis points at the end of each three-month period commencing on September 10, 2006 until but excluding the Initial Maturity Date and (ii) with respect to any Initial Loan that is an ABR Loan, for any period, the Applicable Margin then applicable to Eurodollar Loans less 100 basis points.

         "Approved Fund" has the meaning assigned to such term in Section
9.04(b).

         "Asset Sale" with respect to any Person, means the sale, conveyance or other disposition (including, by merger or consolidation, and whether by operation of law or otherwise) of any of that Person's assets (including, the sale or other disposition of Equity Interests of any subsidiary of such Person, whether by such Person or by such subsidiary), whether owned on the Effective Date or subsequently acquired, in one transaction or a series of related transactions, in which such Person and/or its subsidiaries shall sell, lease, convey or otherwise dispose of: (i) all or substantially all of the Equity Interests of any of such Person's subsidiaries; (ii) assets which constitute all or substantially all of any division or line of business of such Person or any of its subsidiaries; (iii) accounts receivable of such Person; or (iv) any other assets of or Equity Interests held by such Person or any of its subsidiaries other than inventory and supplies in the ordinary course of business; provided, however, that the following shall not constitute Asset Sales: (a) transactions between the Borrower and any of its Subsidiaries or among such Subsidiaries; (b) any Restricted Payment permitted by Section
6.09 or any Permitted Investment; (c) the creation of any Lien permitted by
Section 6.06; (d) sales of damaged, worn-out, or obsolete equipment or assets that, in the Borrower's reasonable judgment, are no longer either used or useful in the business of the Borrower or any Subsidiary; (e) any Birmingham Hospital Transaction; or (f) sales of other assets so long as the aggregate consideration received in any such sale or series of related sales does not exceed $1,000,000.

         "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

         "Attributable Indebtedness" when used with respect to any Sale and Leaseback Transaction means, as at the time of determination, the present value (discounted at a rate equivalent to the interest rate implicit in the lease, compounded on a semiannual basis) of the total obligations of the lessee for rental payments, after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, utilities and other similar expenses payable by the lessee pursuant to the terms of the lease, during the remaining term of the lease included in any such Sale and Leaseback Transaction or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of a penalty (in which case the rental payments shall include such penalty); provided, that the Attributable Indebtedness with respect to a Sale and Leaseback Transaction shall be no less than the fair market value of the property subject to such Sale and Leaseback Transaction; and provided, further, that, with respect to the Borrower or any Subsidiary, the Attributable Indebtedness incurred in connection with the Digital Hospital Transaction shall be limited to Indebtedness incurred on a recourse basis by the Borrower or a Subsidiary (other than a joint venture formed for the purpose of owning, running, operating or managing the Digital Hospital) or Indebtedness with respect to which the Borrower or any Subsidiary is otherwise liable on a recourse basis.

         "Birmingham Hospital Transactions" means, collectively, the sale of the Downtown Birmingham Medical Center and, to the extent required in connection therewith, the acquisition of, and the buyout of leases with respect to, such property and Sale and Leaseback Transactions with Healthcare Realty Trust Incorporated and HR Acquisition of Alabama, Inc., in each case to the extent consummated within six months after the Effective Date.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Board of Directors" means, with respect to any Person, the board of directors or similar governing body of such Person or any duly authorized committee thereof.

         "Borrower" means HealthSouth Corporation, a Delaware corporation.

         "Borrowing Request" means a request by the Borrower for a borrowing in accordance with Section 2.03.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "Capital Expenditures" means, for any period, without duplication,
(a) the additions to property, plant and equipment and other capital expenditures of the Borrower and the Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP and (b) Capitalized Lease Obligations incurred by the Borrower and the Subsidiaries during such period.

         "Capitalized Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the Effective Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Effective Date or (c) compliance by any Lender (or, for purposes of Section 2.09(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date.

         "Change of Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group (within the meaning of the Exchange Act), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower; (b) if, during any period of up to 24 consecutive months, commencing on the Effective Date, individuals who at the beginning of such period (together with any new directors whose election or whose nomination for election by the stockholders was approved by a vote of 66- ?% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination was previously so approved) were directors of the Borrower shall cease for any reason (other than the death, disability or retirement of an officer of the Borrower that is serving as a director at such time so long as another officer of the Borrower replaces such Person as a director) to constitute a majority of the Board of Directors of the Borrower; (c) the acquisition of direct or indirect Control of the Borrower by any Person or group; or (d) any other event that constitutes a "change of control" or similar event, however denominated, under the Senior Notes Indenture or any other agreement or instrument evidencing or governing any Material Indebtedness or Preferred Stock of the Borrower issued in the Preferred Stock Offering. "CLO" has the meaning assigned to such term in Section 9.04(b).

         "CMS" means the Centers for Medicare and Medicaid Services and any successor thereto.

         "Co-Documentation Agent" means each of Deutsche Bank AG Cayman Islands Branch, Goldman Sachs Credit Partners L.P. and Wachovia Bank, National Association, in each case in its capacity as co-documentation agent hereunder.

         "Co-Syndication Agent" means each of Citicorp North America, Inc. and JPMorgan Chase Bank, N.A., in each case in its capacity as co-syndication agent hereunder.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Common Equity" of any Person means all Equity Interests of such Person that are generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

         "Consolidated Amortization Expense" of any Person for any period means the amortization expense of such Person and its subsidiaries for such period (to the extent included in the computation of Consolidated Net Income of such Person), determined on a consolidated basis in accordance with GAAP.

         "Consolidated Current Liabilities" of any Person on any date means the consolidated current liabilities (other than the short-term portion of any long-term Indebtedness of such Person and its subsidiaries and any short-term Indebtedness of such Person and its subsidiaries) of such Person and its subsidiaries, as such amount would appear on a consolidated balance sheet of such Person and its subsidiaries prepared as of such date in accordance with GAAP.

         "Consolidated Depreciation Expense" of any Person means the depreciation expense of such Person and its subsidiaries for such period (to the extent included in the computation of Consolidated Net Income of such Person), determined on a consolidated basis in accordance with GAAP.

         "Consolidated EBITDA" of any Person means, with respect to any determination date, Consolidated Net Income, plus (i) Consolidated Income Tax Expense, plus (ii) Consolidated Depreciation Expense, plus (iii) Consolidated Amortization Expense, plus (iv) Consolidated Interest Expense, plus (v) all other unusual non-cash items or non-recurring non-cash items reducing Consolidated Net Income of such Person and its subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that cash expenditures, to the extent made in respect of items to which the charges referred to in this clause (v) relate, in an aggregate amount in excess of $10,000,000 for any period of four consecutive fiscal quarters shall be deducted in determining Consolidated EBITDA for the period during which such expenditures are made, and less all unusual non-cash items and non-recurring non-cash items increasing Consolidated Net Income of such Person and its subsidiaries, determined on a consolidated basis in accordance with GAAP, in each case, for such Person's prior four full fiscal quarters for which financial results have been reported immediately prior to the determination date.

         "Consolidated Income Tax Expense" means, for any Person for any period, the provision for taxes based on income and profits of such Person and its subsidiaries to the extent such provision for income taxes was deducted in computing Consolidated Net Income of such Person for such period, determined on a consolidated basis in accordance with GAAP.

         "Consolidated Interest Expense" of any Person for any period means, without duplication, (i) the interest expense of such Person and its subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, plus (ii) the dividend requirements of such Person and its subsidiaries with respect to Disqualified Stock and with respect to all other Preferred Stock of subsidiaries of such Person (in each case whether in cash or otherwise (except dividends payable to the Borrower or the Subsidiaries and except for dividends payable solely in Equity Interests (other than Disqualified Stock) of such Person or such subsidiary)) paid, accrued or accumulated during such period.

         "Consolidated Net Assets" of any Person on any date means the excess of Consolidated Total Assets of such Person over Consolidated Current Liabilities of such Person.

         "Consolidated Net Income" of any Person for any period means the net income (or loss) of such Person and its subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein), without duplication: (i) the net income of any subsidiary of the referent Person (other than a Wholly Owned Subsidiary) to the extent that the declaration or payment of dividends or similar distributions by such subsidiary of that income is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that subsidiary during such period;
(ii) any gain (or loss), together with any related provisions for taxes on any such gain, realized during such period by the referent Person or any of its subsidiaries upon (a) the acquisition of any securities, or the extinguishment of any Indebtedness, of the referent Person or any of its subsidiaries or (b) any Asset Sale by the referent Person or any of its subsidiaries; (iii) any extraordinary gain or extraordinary loss, together with any related provision for taxes or tax benefit resulting from any such extraordinary gain or extraordinary loss, realized by the referent Person or any of its subsidiaries during such period and (iv) in the case of a successor to such Person by consolidation, merger or transfer of its assets, any earnings of the successor prior to such merger, consolidation or transfer of assets.

         "Consolidated Tangible Assets" of any Person as of any date means the total assets of such Person and its subsidiaries (excluding any assets that would be classified as "intangible assets" under GAAP) on a consolidated basis at such date, as determined in accordance with GAAP, less all write-ups subsequent to the Effective Date in the book value of any asset owned by such Person or any of its subsidiaries.

         "Consolidated Total Assets" of any Person as of any date means the consolidated total assets of such Person and its subsidiaries, as such amount would appear on a consolidated balance sheet of such Person and its subsidiaries prepared as of such date in accordance with GAAP.

         "Consolidated Total Indebtedness" of any Person as of any date means the sum of all Indebtedness (including Capitalized Lease Obligations but excluding (a) Indebtedness under clause (iv) of the definition thereof, (b) contingent reimbursement obligations in respect of the undrawn amounts of letters of credit and (c) Excluded Indebtedness to the extent that such Excluded Indebtedness does not constitute debt under GAAP) of such Person and its subsidiaries on a consolidated basis; provided, however, that for purposes of calculating "Consolidated Total Indebtedness" of the Borrower, the amount of Indebtedness evidenced by any Settlement Note shall be determined on a present value basis by reference to a valuation of such Indebtedness obtained by an Acceptable Appraiser.

         "Consolidated Total Revenue" of any Person as of any period means the consolidated total revenues of such Person and its subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

         "Contract Provider" means any Person who provides professional health care services under or pursuant to any contract, agreement or other consensual arrangement with the Borrower or any Subsidiary.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the day-to-day management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "Convertible Preferred Stock" means the Series A Convertible Perpetual Preferred Stock of the Borrower.

         "Credit Agreement" means the Credit Agreement dated as of March 10, 2006, by and among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and the lenders and other agents party thereto, together with the related documents thereto (including the revolving loans thereunder, any guarantees and security documents), as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to Refinance, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Agreement or a successor Credit Agreement, whether by the same or any other lender or group of lenders.

         "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default; provided that prior to September 30, 2006, no Default shall be deemed to have occurred or be continuing as a result of any failure, or asserted failure, of the Subsidiary Guarantees by the Immaterial Subsidiaries under this Agreement to be valid and enforceable.

         "Designated Syndicated Person" means (a) any Subsidiary set forth in
Schedule 1.01D; provided that any such Subsidiary shall cease to be a Designated Syndicated Person if a Syndication with respect thereto does not occur within one year after the Effective Date and (b) any Subsidiary organized after the Effective Date with respect to which the Administrative Agent shall have received a certificate of a Financial Officer to the effect that the Borrower intends to sell Equity Interests in such Subsidiary in a Syndication to occur within 180 days after such Subsidiary becomes operational; provided that any such Subsidiary shall cease to be a Designated Syndicated Person if such Syndication does not occur within 180 days after such Subsidiary becomes operational.

         "Digital Hospital" means the 219-bed acute care hospital located on Highway 280 in Birmingham, Alabama, and certain adjacent land.

         "Digital Hospital Transaction" means any sale or other related disposition of real property (and any improvements thereon) involving the Digital Hospital.

         "Disqualified Stock" means any Equity Interest (other than the Convertible Preferred Stock) that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Final Maturity Date.

         "dollars" or "$" refers to lawful money of the United States of America.

         "Effective Date" means the date on which the conditions specified in
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

         "Eligible Indebtedness" means any Indebtedness other than:

         (1) Indebtedness in the form of, or represented by, bonds (other than surety bonds, indemnity bonds, performance bonds or bonds of a similar nature) or other securities or any guarantee thereof; and

         (2) Indebtedness that is, or may be, quoted, listed or purchased and sold on any stock exchange, automated trading system or over-the-counter or other securities market (including, without prejudice to the generality of the foregoing, the market for securities eligible for resale pursuant to Rule 144A under the Securities Act).

         "Eligible Investments" of any Person means Investments of such Person in:

               (a) direct obligations of, or obligations the payment of which is guaranteed by, the United States of America or an interest in any trust or fund that invests solely in such obligations or repurchase agreements, properly secured, with respect to such obligations;

               (b) direct obligations of agencies or instrumentalities of the United States of America having a rating of A or higher by S&P or A2 or higher by Moody's;

               (c) a certificate of deposit issued by, or other interest-bearing deposits with, a bank having its principal place of business in the United States of America and having equity capital of not less than $250,000,000;

               (d) a certificate of deposit issued by, or other interest-bearing deposits with, any other bank organized under the laws of the United States of America or any state thereof, provided that such deposit is either (i) insured by the Federal Deposit Insurance Corporation or (ii) properly secured by such bank by pledging direct obligations of the United States of America having a market value of not less than the face amount of such deposits;

               (e) prime commercial paper maturing within 270 days of the acquisition thereof and, at the time of acquisition, having a rating of A-1 or higher by S&P or P-1 or higher by Moody's; or

               (f) eligible banker's acceptances, repurchase agreements and tax-exempt municipal bonds having a maturity of less than one year, in each case having a rating of, or that is the full recourse obligation of a person whose senior debt is rated, A or higher by S&P or A2 or higher by Moody's.

         "Employee Benefit Plan" means any "employee benefit plan", as defined in Section 3(3) of ERISA (other than a Multiemployer Plan), in respect of which the Borrower, any Subsidiary or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

         "Environmental Liability" means all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs, (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "Equity Interests" of any Person means any and all shares, rights to purchase, warrants or options (whether or not currently exercisable), participation or other equivalents of or interest in (however designated) the equity (including common stock, Preferred Stock and partnership, joint venture and limited liability company interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

         "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Pension Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Pension Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (d) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; (f) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Multiemployer Plan; or (g) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower, a Subsidiary or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "Eurodollar", when used in reference to any Loan, refers to whether such Loan is bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

         "Event of Default" has the meaning assigned to such term in Section
7.01.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

         "Exchange Note" means the note (or, if more than one such note is outstanding, all such notes, including any Increasing Rate Notes and Fixed Rate Notes (unless the context otherwise requires)) issued under the Exchange
Note Indenture in exchange for one or more Loans, substantially in the form attached as an exhibit to the Exchange Note Indenture.

         "Exchange Note Indenture" means the Exchange Note Indenture in the form of Exhibit C hereto to be entered into pursuant to Section 5.13 among the Borrower, the Subsidiary Guarantors and the Trustee relating to the issuance of the Exchange Notes.

         "Excluded Indebtedness" means the guarantee by the Borrower in favor of UBS AG, Stamford Branch with respect to UBS AG, Stamford Branch's $22,891,449 loan to medcenterdirect.com, Inc.

         "Excluded Subsidiaries" has the meaning assigned thereto in the Credit Agreement.

         "Excluded Taxes" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income or net worth by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.13(b)), any withholding tax that is (i) imposed by the United States of America on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.11(a), or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.11(e) and (d) any Taxes imposed as a result of its gross negligence or wilful misconduct.

         "Existing Indebtedness" means all of the Indebtedness of the Borrower and the Subsidiaries that is outstanding on the Effective Date, as set forth on Schedule 1.01A.

         "Existing Note Indentures" means each of the indentures (including any related supplemental indentures, directors' resolutions or officers' certificates) in effect on the Effective Date and listed on Schedule 1.01B hereto.

         "Existing Notes" means the Borrower's 7.375% Senior Notes due 2006, 8.500% Senior Notes due 2008, 7.000% Senior Notes due 2008, 10.750% Senior Subordinated Notes due 2008, 8.375% Senior Notes due 2011 and 7.625% Senior Notes due 2012, issued and outstanding under the Existing Note Indentures.

         "Existing Senior Secured Credit Agreement" means the Amended and Restated Credit Agreement dated as of March 21, 2005, among the Borrower, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, Wachovia Bank, National Association, as syndication agent, and Deutsche Bank Trust Company Americas, as documentation agent.

                  "Existing Senior Subordinated Credit Agreement" means the Senior Subordinated Credit Agreement, dated as of January 16, 2004, among the Borrower, the lenders from time to time party thereto and Credit Suisse First Boston, as administrative agent, syndication agent and arranger.

         "Existing Term Loan Agreement" means the Term Loan Agreement dated as of June 15, 2005, among the Borrower, the lenders from time to time party thereto JPMorgan Chase Bank, N.A., as administrative agent, and Citicorp North America, Inc., as syndication agent.

         "Extended Loan" has the meaning assigned thereto in Section 2.04(b).

         "Facility" means an inpatient or outpatient rehabilitation facility, certified outpatient rehabilitation facility, skilled nursing facility, specialty medical center or facility, specialty orthopedic hospital or acute care hospital, subacute inpatient facility, transitional living center, medical office building, outpatient surgery center or outpatient diagnostic center, with all buildings and improvements associated therewith, that is owned or leased, in whole or in part, by the Borrower or a Subsidiary.

         "Fair Market Value" of any asset or items means the fair market value of such asset or items as determined in good faith by the Board of Directors of the Borrower or a Subsidiary, as applicable, and evidenced by a resolution of such Board of Directors.

         "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "Fee Letter" means the Fee Letter dated February 2, 2006, among the Borrower, JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc, Citicorp North America, Inc., Citigroup Global Markets Inc., Merrill Lynch Capital Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         "Final Maturity Date" means the eighth anniversary of the Effective
Date.

         "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

         "Fiscal Year" means the twelve month period ending on December 31.

         "Fixed Rate Note" has the meaning assigned to such term in the Exchange Note Indenture.

         "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as from time to time in effect.

         "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

         "Hazardous Materials" shall mean (a) petroleum products and byproducts, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas, chlorofluorocarbons and all other ozone-depleting substances or (b) any chemical, material, substance, waste, pollutant or contaminant that is prohibited, limited or regulated by or pursuant to any Environmental Law.

         "Holder" has the meaning assigned to such term in the Exchange Note Indenture.

         "Immaterial Subsidiary" means a Subsidiary that does not account for
(a) at least $8,000,000 of the Consolidated EBITDA of the Borrower for the period of four consecutive fiscal quarters ended December 31, 2004 or (b) at least $8,000,000 of Consolidated Total Assets of the Borrower as of December 31, 2004.

         "Increasing Rate Note" has the meaning assigned to such term in the Exchange Note Indenture.

         "Indebtedness" of any Person as of any date means, without duplication: (i) all indebtedness of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof); (ii) all obligations of such Person evidenced by bonds, debentures, notes (including, in the case of the Borrower, the Settlement Notes) or other similar instruments; (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto); (iv) all obligations of such Person with respect to any Swap Agreement; (v) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred in the ordinary course of business; (vi) all Capitalized Lease Obligations of such Person; (vii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; (viii) all Indebtedness of others Guaranteed by such Person to the extent of such Guarantee; (ix) all Attributable Indebtedness of such Person; (x) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, (xi) all obligations, contingent or otherwise, of such Person in respect of synthetic lease facilities, (xii) all Securitization Transactions and (xiii) all Disqualified Stock of such Person and its subsidiaries and all other Preferred Stock of the subsidiaries of such Person valued at the greater of (a) the voluntary or involuntary liquidation preference of such Disqualified Stock or such Preferred Stock, as the case may be, and (b) the aggregate amount payable upon purchase, redemption, defeasance or payment of such Disqualified Stock or such Preferred Stock, as the case may be. The amount of Indebtedness of any Person as of any date shall be the outstanding balance as of such date of all unconditional obligations described above plus past due interest thereon, the maximum liability of such Person for any such contingent obligations at such date and, in the case of clause (vii), the amount of the Indebtedness secured. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Indemnitee" has the meaning assigned to such term in Section
9.03(b).

         "Information" has the meaning assigned to such term in Section 9.12.

         "Information Memorandum" means the Confidential Information Memorandum dated February, 2006 relating to the Borrower and the Transactions.

         "Initial Lender" means each of Merrill Lynch Capital Corporation, Citicorp North America, Inc., JPMorgan Chase Bank, N.A., Deutsche Bank AG Cayman Islands Branch, Goldman Sachs Credit Partners L.P. and Wachovia Bank, National Association.

         "Initial Loan" has the meaning assigned thereto in Section 2.01(a).

         "Initial Maturity Date" means the one-year anniversary of the Effective Date.

         "Interest Coverage Ratio" means the ratio of (a) Adjusted Consolidated EBITDA of the Borrower to (b) Consolidated Interest Expense of the Borrower (less amortization of financing fees of the Borrower), in each case for any period of four consecutive fiscal quarters of the Borrower.

                  "Interest Payment Date" means (a) on or prior to the Initial Maturity Date, (i) with respect to any ABR Loan, the last day of each March, June, September and December and (ii) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to such Loan and, with respect to any Loan, the Initial Maturity Date and (b) following the Initial Maturity Date, with respect to any Loan, the last day of the Interest Period applicable to such Loan.

         "Interest Period" means (a) prior to the Initial Maturity Date, (i) until June 10, 2006, the period commencing on the Effective Date and ending on the numerically corresponding day in the calendar month that is one month thereafter, and each successive one-month period thereafter and (ii) on or after June 10, 2006, the period commencing on June 10, 2006 and ending on the numerically corresponding day in the calendar month that is three months thereafter, and each successive three-month period thereafter, in each case commencing on the last day of the preceding interest period and ending on the numerically corresponding day in the calendar month that is one month or three months thereafter, as applicable, and (b) following the Initial Maturity Date, the period commencing on the Initial Maturity Date or the last day of the immediately preceding Interest Period and ending on the earlier of (i) the next succeeding March 31, June 30, September 30 or December 31 and (ii) the Final Maturity Date; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of clause (a) above, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

         "Interim Loan Documents" means this Agreement, the Fee Letter, the Exchange Notes, the Exchange Note Indenture, all Guarantees of the Loans and Exchange Notes, and any Security Documents, in each case including any annexes, exhibits, appendices or schedules thereto.

         "Investments" of any Person means: (i) all investments by such Person in any other Person in the form of loans, advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business); (ii) all Guarantees of Indebtedness of any other Person by such Person; (iii) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, Equity Interests or other securities of any other Person; and (iv) all other items that would be classified as investments on a balance sheet of such Person prepared in accordance with GAAP.

         "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

         "Leverage Ratio" means, at any date, the ratio of (a) Consolidated Total Indebtedness of the Borrower on such date to (b) Adjusted Consolidated EBITDA of the Borrower for the period of four consecutive fiscal quarters of the Borrower ending on or most recently prior to such date.

         "LIBO Rate" means, with respect to any Eurodollar Loan for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Loan for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/100 of 1%) at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or other similar encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, and any financing lease in the nature thereof, and any filing of, or agreement to give, any financing statement (other than notice filings not perfecting a security interest) under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

         "Loan Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make an Initial Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Loan to be made by such Lender hereunder, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Loan Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Loan Commitment, as applicable. The initial aggregate amount of the Lenders' Loan Commitments is $1,000,000,000.

         "Loan Parties" means the Borrower and each Subsidiary Guarantor.

         "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement, including the Initial Loans and Extended Loans.

         "Margin Stock" means "margin stock" as defined in Regulation U of the Board.

         "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations, properties or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, (b) the ability of the Borrower to perform any of its obligations under this Agreement or (c) the rights or powers of or remedies available to the Administrative Agent and the Lenders under this Agreement.

         "Material Group" means any Subsidiary or group of Subsidiaries (i) the book value of the net assets of which was greater than 5% of Consolidated Net Assets of the Borrower as of the last day of the most recent fiscal quarter for which financial statements shall have been delivered pursuant to
Section 5.01 (or, prior to the first delivery of such financial statements, greater than 5% of Consolidated Net Assets of the Borrower as of December 31,
2004), (ii) the total revenues of which were greater than 5% of Consolidated Total Revenue of the Borrower for the four-fiscal-quarter period ending on the last day of the most recent fiscal quarter for which financial statements shall have been delivered pursuant to Section 5.01 (or, prior to the first delivery of such financial statements, greater than 5% of Consolidated Total Revenue of the Borrower for the four-fiscal-quarter period ending on December 31, 2004) or (iii) the Consolidated EBITDA of which was greater than 5% of Consolidated EBITDA of the Borrower for the four-fiscal-quarter period ending on the last day of the most recent fiscal quarter for which financial statements shall have been delivered pursuant to Section 5.01 (or, prior to the delivery of such financial statements, greater than 5% of Consolidated EBITDA of the Borrower for the four-fiscal-quarter period ending on December 31, 2004). For purposes of making the determinations required by this definition, assets, revenues and EBITDA of Foreign Subsidiaries shall be converted into dollars at the rates used in preparing the applicable quarterly financial statements of the Borrower which shall have been delivered pursuant to Section 5.01 (or, prior to the first delivery of such financial statements, at the rates used in preparing the Borrower's financial statements as of the end of and for the four-fiscal-quarter period ending on December 31, 2004).

         "Material Indebtedness" means (a) the Indebtedness outstanding under the Credit Agreement and (b) other Indebtedness (other than the Loans and the Excluded Indebtedness), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $36,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time. For the avoidance of doubt, the exclusion of Excluded Indebtedness from Material Indebtedness shall not be deemed to constitute a waiver of, or otherwise limit in any respect, the Lenders' rights under Article VII or any other provision of this Agreement as a result of any event or condition relating to Material Indebtedness, including any default with respect thereto or acceleration thereof, resulting from or relating to the Excluded Indebtedness.

         "Material Subsidiary" means a Subsidiary that is not an Immaterial Subsidiary.

         "Maturity Date" means the Initial Maturity Date or the Final Maturity Date, as the context requires.

         "Medicaid Certification" means certification by CMS or a state agency or entity under contract with CMS that a health care operation is in compliance with all the conditions of participation set forth in the Medicaid Regulations.

         "Medicaid Provider Agreement" means an agreement entered into between a state agency or other entity administering the Medicaid program and a health care operation under which the health care operation agrees to provide services for Medicaid patients in accordance with the terms of the agreement and Medicaid Regulations.

         "Medicaid Regulations" means, collectively, (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act and any statutes succeeding thereto; (b) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (a) above and all Federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statues described in clause (a) above; (c) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (a) and (b) above; and (d) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (c) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (b) above, in each case as may be amended, supplemented or otherwise modified from time to time.

         "Medicare Certification" means certification by CMS or a state agency or entity under contract with CMS that a health care operation is in compliance with all the conditions of participation set forth in the Medicare Regulations.

         "Medicare Provider Agreement" means an agreement entered into between a state agency or other entity administering the Medicare program and a health care operation under which the health care operation agrees to provide services for Medicare patients in accordance with the terms of the agreement and Medicare Regulations.

         "Medicare Regulations" means, collectively, all Federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any statutes succeeding thereto, together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including Health and Human Services ("HHS"), CMS, the Office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.

         "Model" has the meaning assigned to such term in Section 3.06(b).

         "Monthly Financial Package" means, for any month, the financial information for such month delivered or to be delivered by the Borrower to the Administrative Agent, substantially in the form of the information provided in Exhibit D.

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Net Proceeds" means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a taking under power of eminent domain or by condemnation or similar event, any payments received in respect of such event, net of (b) the sum of (i) all fees and out-of-pocket expenses (including underwriting discounts and commissions) paid by the Borrower and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (excluding pursuant to a Specified Sale and Leaseback Transaction, but including pursuant to any other Sale and Leaseback Transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by the Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or estimated in good faith to be payable) by the Borrower and the Subsidiaries and the amount of any reserves established by the Borrower and the Subsidiaries to fund contingent liabilities estimated in good faith to be payable that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer), provided that on the date on which such reserve is no longer required to be maintained, the remaining amount of such reserve shall then be deemed to be Net Proceeds.

         "Note Tender Offer" means the Borrower's tender offer for the Existing Notes made under an Offers to Purchase and Consent Solicitations Statement dated February 2, 2006.

         "Notes" means any promissory notes issued by the Borrower pursuant to
Section 2.05(e), as they may be amended, supplemented or otherwise modified from time to time.

         "Notice of Exchange" means a notice substantially in the form of Exhibit D hereto with respect to the exchange of the Loans.

         "Obligations" means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Borrower under this Agreement and each of the other Interim Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise, arising under the Interim Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (b) the due and punctual payment of all the monetary obligations of each other Loan Party under or pursuant to this Agreement and each of the other Interim Loan Documents.

         "Officer's Certificate" means a certificate signed by a Financial Officer in an official (and not individual) capacity; provided, however, that every Officer's Certificate with respect to the compliance with a condition precedent to the taking of any action under this Agreement shall include (i) a statement that the Financial Officer making or giving such Officer's Certificate has read such condition and any definitions or other provisions contained in this Agreement relating thereto and (ii) a statement as to whether, in the opinion of such Financial Officer, such condition has been complied with.

         "Opinion of Counsel" means a written opinion from legal counsel in form and substance reasonably satisfactory to the Administrative Agent, that complies with the requirements of this Agreement.

         "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Interim Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Interim Loan Document.

         "Participant" has the meaning set forth in Section 9.04.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "Pension Plan" means any Employee Benefit Plan subject to the provisions of Title IV or Section 302 of ERISA or Section 412 of the Code. successor entity performing similar functions.

         "Permitted Asset Sale" means the sale of the Diagnostic business unit of the Borrower at a sale price at least equal to the Fair Market Value of such business unit.

         "Permitted Debt Activities" means (a) the conversion of any Indebtedness owed to the Borrower or any Subsidiary by an Excluded Subsidiary into Equity Interests in such debtor Excluded Subsidiary or (b) the forgiving by the Borrower or any Subsidiary of any Indebtedness owed to the Borrower or such Subsidiary by an Excluded Subsidiary; provided that the aggregate principal amount of Indebtedness converted or forgiven in Permitted Debt Activities during (i) the Fiscal Years 2006 and 2007, shall not exceed $30,000,000 and (ii) any Fiscal Year thereafter, shall not exceed $12,000,000.

         "Permitted Investments" means: (i) capital contributions, advances or loans to the Borrower by any Subsidiary or by the Borrower or any Subsidiary to a Subsidiary; (ii) the acquisition and holding by the Borrower and each of the Subsidiaries of receivables owing to the Borrower and such Subsidiary, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) the acquisition and holding by the Borrower and the Subsidiaries of cash and Eligible Investments; (iv) Investments in any Person as a result of which such other Person becomes a Subsidiary or is merged into or consolidated with or transfers all or substantially all of its assets to the Borrower or any Subsidiary; (v) the making of an Investment by the Borrower, directly or through a Wholly Owned Subsidiary, in a Wholly Owned Subsidiary formed solely for the purpose of insuring the healthcare business and facilities owned or operated by the Borrower or a Subsidiary and any physician employed by or on the staff of any such business or facility; provided that the amount invested in such Subsidiary does not exceed $18,000,000; (vi) any Investment arising from or in connection with the transfer of assets made pursuant to the Digital Hospital Transaction and (vii) Investments made by HCS Ltd in accordance with its investment guidelines as in effect on the date hereof.

         "Permitted Liens" means: (i) Liens for taxes, assessments or governmental charges or claims that either (a) are not yet delinquent or (b) are being contested in good faith by appropriate proceedings; (ii) statutory Liens of landlords and carriers', warehousemen's, mechanics', suppliers', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and with respect to amounts that either (a) are not overdue by more than 30 days or (b) are being contested in good faith by appropriate proceedings and as to which appropriate reserves or other provisions have been made in accordance with GAAP; (iii) Liens (other than any Lien imposed by ERISA) incurred or deposits due in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (iv) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, progress payments, government contracts and other obligations of like nature (exclusive of obligations for the payment of Indebtedness), in each case, incurred in the ordinary course of business; (v) attachment or judgment Liens not giving rise to a Default or an Event of Default; (vi) easements, rights-of-way, restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Borrower or any Subsidiary; (vii) leases or subleases granted to others not interfering with the ordinary conduct of the business of the Borrower or any Subsidiary; (viii) Liens with respect to any Acquired Indebtedness, provided that such Liens only extend to assets that were subject to such Liens prior to the acquisition of such assets by the Borrower or a Subsidiary and not incurred in anticipation or contemplation of such acquisition; (ix) Liens securing Refinancing Indebtedness that are permitted under clause (iv) of the definition of such term; (x) purchase money Liens (including Capitalized Lease Obligations); (xi) Liens on assets of the Borrower or any Subsidiary securing Indebtedness incurred under the Credit Agreement; (xii) bankers' liens with respect to the right of set-off arising in the ordinary course of business against amounts maintained in bank accounts or certificates of deposit in the name of the Borrower or any Subsidiary; (xiii) the interest of any issuer of a letter of credit in any cash or Eligible Investment deposited with or for the benefit of such issuer as collateral for such letter of credit, provided that the Indebtedness so collateralized is permitted to be incurred by the terms of this Agreement; and (xiv) any Lien consisting of a right of first refusal or option to purchase the Borrower's ownership interest in any Subsidiary or to purchase assets of the Borrower or any Subsidiary, which right of first refusal or option is entered into in the ordinary course of business.

         "Permitted Syndicated Interest Repurchase" means any purchase of a Syndicated Interest by the Borrower or a Subsidiary to the extent constituting a Restricted Payment permitted under Section 6.09(a)(i).

         "Permitted Syndicated Interest Sales" means sales of Syndicated Interests for Fair Market Value that the Borrower determines in good faith are in the best interests of the Borrower and the Subsidiaries, taken as a whole.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "PIK Interest Amount" has the meaning set forth in Section 2.07(a).

         "Preferred Stock" means with respect to any Person all Equity Interests of such Person which has a preference in liquidation or a preference with respect to the payment of dividends or distributions of operating profit or cash.

         "Preferred Stock Offering" means the offering, issuance and sale of shares of Convertible Preferred Stock having an aggregate initial liquidation preference of up to $400,000,000 in a private placement transaction completed on or as of March 7, 2006.

         "Prepayment Event" means:

                  (a) any Asset Sale, other than (i) Specified Sale and Leaseback Transactions, (ii) Syndications and resyndication transactions in the ordinary course of business and (iii) other dispositions resulting in the aggregate for all such dispositions in Net Proceeds not greater than $5,000,000 during any fiscal year of the Borrower;

                  (b) the incurrence of any Indebtedness by the Borrower or any Subsidiary, other than (i) Indebtedness referred to in Section 6.03(a)(A), (B), (D), (E), (F), (G), (H), (I) or (K) or 6.03(b) and
         (ii) Indebtedness referred to in Section 6.03(a)(C) or (J) that is Eligible Indebtedness, in each case giving effect to any amendment of or waiver under such Sections; or

                  (c) the issuance of any Equity Interests in the Borrower or any Subsidiary, other than (i) any such issuances to the Borrower or any Subsidiary and (ii) Syndications.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by the Wall Street Journal as the prime rate in effect; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

         "Publicly Disclosed Matter" has the meaning set forth in Section
3.06.

         "Receivables" means accounts receivable (including all rights to payment created by or arising from the sales of goods, leases of goods or the rendition of services, no matter how evidenced and whether or not earned by performance).

         "Refinancing Indebtedness" means Indebtedness that is applied to refund, refinance, repurchase and retire or extend any Existing Indebtedness and any Indebtedness previously refinanced in accordance with this definition; provided that: (i) the Refinancing Indebtedness is the obligation of the same Person or Persons (and not of any other Person) and, if the Indebtedness being refunded, refinanced or extended is subordinated to the Obligations, the Refinancing Indebtedness is also subordinated to the Obligations to the same extent as the Indebtedness being refunded, refinanced or extended; (ii) the Refinancing Indebtedness is scheduled to mature no earlier than the Indebtedness being refunded, refinanced or extended and is not subject to any requirement not applicable to the Indebtedness being refunded, refinanced or extended that such Indebtedness be prepaid, redeemed, repurchased or defeased on one or more scheduled dates or upon the happening of one or more events (other than events of default or change of control events); (iii) the Refinancing Indebtedness has a weighted average life to maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the weighted average life to maturity of the portion of the Indebtedness being refunded, refinanced or extended; (iv) the Refinancing Indebtedness is secured only to the extent, if at all, and by the assets that the Indebtedness being refunded, refinanced or extended is secured; and (v) such Refinancing Indebtedness is in an aggregate principal amount that is equal to or less than the aggregate principal amount then outstanding under the Indebtedness being refunded, refinanced or extended (except for issuance costs and increases in Attributable Indebtedness due solely to increases in the present value calculations resulting from renewals or extensions of the terms of the underlying leases in effect on the Effective Date); provided, further, that Indebtedness meeting the requirements of the foregoing clauses (i) through (v) may constitute Refinancing Indebtedness notwithstanding that it is not immediately applied to the refunding, refinancing, repurchase or extension of other Indebtedness so long as (y) the Borrower designates such Indebtedness as Refinancing Indebtedness and (z) prior to their use for refunding, refinancing, repurchasing or extending other Indebtedness, the net proceeds of such Indebtedness are promptly (1) deposited in an account controlled by the Administrative Agent, pursuant to an agreement satisfactory to the Borrower and the Administrative Agent, and held in such account pending the application of such net proceeds to refund, refinance, repurchase or extend such other Indebtedness or (2) applied to prepay Revolving Loans, in which case an amount of the Revolving Commitments equal to the amount so prepaid will be held available and not borrowed pending, and will be made available (subject to the conditions to borrowing set forth herein) only to provide funds for, the application of such net proceeds to refund, refinance, repurchase or extend such other Indebtedness.

         "Register" has the meaning set forth in Section 9.04.

         "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, trustees, agents and advisors of such Person and such Person's Affiliates.

         "Release" means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

         "Required Lenders" means, at any time, Lenders having Loans representing more than 50% of the sum of the total outstanding Loans at such time.

         "Restricted Payment" means with respect to any Person: (i) the declaration of any dividend or the making of any other payment or distribution of cash, securities or other property or assets in respect of such Person's Equity Interests (except that a dividend payable solely in Equity Interests (other than Disqualified Stock) of such Person shall not constitute a Restricted Payment); (ii) any payment on account of the purchase, redemption, retirement or other acquisition for value of such Person's Equity Interests or any other payment or distribution made in respect thereof, either directly or indirectly (except that any such payment payable solely in Equity Interests (other than Disqualified Stock) of the Borrower shall not constitute a Restricted Payment); or (iii) any payment on account of the purchase, redemption, retirement, defeasance or other acquisition for value, prior to any scheduled principal payment, sinking fund payment or Stated Maturity, of Subordinated Indebtedness of such Person or any of its subsidiaries (except that any such payment payable solely in Equity Interests (other than Disqualified Stock) of the Borrower shall not constitute a Restricted Payment); provided, however, that with respect to the Borrower and the Subsidiaries, Restricted Payments shall not include (A) repurchases of Syndicated Interests in an aggregate amount in any Fiscal Year up to $24,000,000 plus the proceeds received during such Fiscal Year of any resale of such repurchased Syndicated Interests, or (B) payments made (1) to the Borrower or any of its Subsidiaries by any of the Borrower's Subsidiaries, (2) by the Borrower to any of its Subsidiaries or (3) any distribution by any Subsidiary provided that the Borrower or another Subsidiary receives its proportionate share thereof.

         "S&P" means Standard & Poor's Corporation.

         "Sale and Leaseback Transaction" means any arrangement whereby the Borrower or a Subsidiary shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease from the buyer or transferee the sold or transferred property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated by the SEC thereunder.

         "Securitization Transaction" means (a) any transfer by the Borrower or any Subsidiary of Receivables or interests therein (i) to a trust, partnership, corporation or other entity, which transfer is funded in whole or in part, directly or indirectly, by the incurrence or issuance by the transferee or any successor transferee of indebtedness or other securities that are to receive payments from, or that represent interests in, the cash flow derived from such Receivables or interests in Receivables, or (ii) directly to one or more investors or other purchasers, or (b) any transaction in which the Borrower or a Subsidiary incurs Indebtedness or other obligations secured by Liens on Receivables. The "amount" or "principal amount" of any Securitization Transaction shall be deemed at any time to be (A) in the case of a transaction described in clause (a) of the preceding sentence, the aggregate principal or stated amount of the Indebtedness or other securities referred to in such clause or, if there shall be no such principal or stated amount, the uncollected amount of the Receivables transferred pursuant to such Securitization Transaction net of any such Receivables that have been written off as uncollectible, and (B) in the case of a transaction described in clause
(b) of the preceding sentence, the aggregate outstanding principal amount of the Indebtedness secured by Liens on the subject Receivables.

         "Security Document" means (a) any document evidencing or creating any Lien over an asset of a person to secure any obligation of the Borrower or any Subsidiary Guarantor to the Administrative Agent and the Lenders under the Interim Loan Documents and (b) such other documents as the Administrative Agent and the Borrower agree shall be a Security Document.

         "Senior Indebtedness" has the meaning assigned to such term in the Exchange Note Indenture.

         "Senior Notes Indenture" means an Indenture governing senior unsecured notes of the Borrower in form and substance reasonably satisfactory to the Administrative Agent.

         "Settlement Agreement" means any contract or agreement entered into by the Borrower or any Subsidiary in connection with any settlement of any litigation or other proceedings disclosed on Schedule 3.10, including the Settlement Agreement dated as of December 30, 2004, among the Borrower, the United States of America, acting through the entities named therein, and the other parties thereto and the settlement approved by the SEC, on June 6, 2005, relating to the action filed by the SEC on March 19, 2003, against, among others, the Borrower.

         "Settlement Notes" means any Indebtedness evidenced by notes issued in connection with any settlement of any litigation or other proceedings disclosed on Schedule 3.10.

         "Shareholder Litigation" means the federal securities class actions and the derivative actions brought against the Borrower and/or certain of its former directors and officers and certain other parties in the United States District Court for the Northern District of Alabama and the Circuit Court in Jefferson County, Alabama relating to financial reporting and related activity that occurred at the Borrower during periods ended in March 2003.

         "Specified Property" means (a) the real property and improvements thereon set forth in Schedule 1.01C and (b) other real property and improvements thereon identified from time to time after the Effective Date and prior to the acquisition or construction of such real property or improvements by written notice from the Borrower to the Administrative Agent (which notice shall also contain a reasonably detailed summary of the construction and other improvements that the Borrower intends to make on the applicable real property) and reasonably acceptable to the Administrative Agent; provided, that the acquisition of or construction of improvements on any such real property shall not have been financed in whole or in part with any Indebtedness other than revolving loans under the Credit Agreement.

         "Specified Sale and Leaseback Transaction" means (i) a Sale and Leaseback Transaction consisting of a sale or other transfer of a Specified Property to a real estate investment trust or other Person within 180 days after completion of all principal construction and improvements set forth in
Schedule 1.01C or in the original notice of such Specified Property delivered to the Administrative Agent and the simultaneous lease of such Specified Property by such real estate investment trust or other Person to the Borrower or a Subsidiary, (ii) a Sale and Leaseback Transaction, to the extent the net proceeds received in connection therewith are applied to repay the Term Loans (as defined in the Credit Agreement) and (iii) a Sale and Leaseback Transaction that is a Birmingham Hospital Transaction.

         "Specified Tax Refunds" has the meaning assigned to such term in the Credit Agreement.

         "Stated Maturity" when used with respect to any security or any installment of interest thereon, means that date specified in such security as the fixed date on which the principal of such security or such installment of interest is due and payable.

         "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Subordinated Indebtedness" of any Person means any Indebtedness of such Person that is subordinated in right of payment to the Obligations or any of them.

         "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

         "Subsidiary" means any subsidiary of the Borrower.

         "Subsidiary Guarantor" means each Subsidiary of the Borrower that is or is required to be a Guarantor of the Credit Agreement (all of which Subsidiaries as of the Effective Date are identified on Schedule 3.12 hereto) and each other Subsidiary of the Borrower that Guarantees the Loans pursuant to the terms of this Agreement.

         "Subsidiary Guaranty" means a Guarantee by a Subsidiary Guarantor of the Borrower's obligations with respect to the Interim Loan Documents (other than the Exchange Notes and the Exchange Note Indenture).

         "Successor" has the meaning assigned to such term in Section 6.05.

         "Swap Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

         "Syndicated Interests" has the meaning set forth in the definition of Syndications.

         "Syndicated Person" means a Person the partnership or other equity interests of which constitute Syndicated Interests.

         "Syndications" means the sale of partnership or other equity interests ("Syndicated Interests") in Subsidiaries or other Persons Controlled by the Borrower that own or operate surgery, diagnostic or other healthcare facilities to (i) participating physicians, radiologists and other specialists, (ii) professional corporations and other legal entities owned or controlled by such participating physicians, radiologists and other specialists, and (iii) participating hospitals and other healthcare providers.

         "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

         "Transactions" means the execution, delivery and performance by the Borrower of this Agreement, the borrowing of the Loans hereunder and the borrowing of loans under the Credit Agreement on the Effective Date, the use of the proceeds thereof, the Note Tender Offer and the purchase of Existing Notes pursuant thereto, the Preferred Stock Offering, the prepayment of the loans under and termination of the Existing Senior Secured Credit Agreement, the Existing Senior Subordinated Credit Agreement and the Existing Term Loan Agreement and the other transactions contemplated hereby.

         "Trustee" has the meaning assigned to such term in Section 5.13(a).

         "Type", when used in reference to any Loan, refers to whether the rate of interest on such Loan is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

         "USA Patriot Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended.

         "Wholly Owned Subsidiary" of any Person means (i) a subsidiary of which 100% of the Common Equity (except for director's qualifying shares or certain minority interests owned by other Persons solely due to local law requirements that there be more than one stockholder, but which interest is not in excess of what is required for such purpose) is owned directly by such Person or through one or more other Wholly Owned Subsidiaries of such Person and (ii) any entity other than a corporation in which such Person, directly or indirectly, owns all of the Common Equity of such entity.

         "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         SECTION 1.02. Classification of Loans. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a "Eurodollar Loan").

         SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         SECTION 1.04. Accounting Terms; GAAP. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. All financial covenants and financial definitions herein shall be calculated without regard to Statement of Financial Accounting Standards Number 123R, relating to share-based accounting.

         (b) All computations required to be made hereunder on a pro forma basis giving effect to any acquisition, investment, sale, disposition or similar event shall reflect on a pro forma basis such event and, to the extent applicable and otherwise permitted under Article 11 of Regulation S-X promulgated under the Securities Act, the historical earnings and cash flows associated with the assets acquired or disposed of, any related incurrence or reduction of Indebtedness and any projected synergies, cost savings and other adjustments or similar benefits expected to be realized as a result of such event.

         SECTION 1.05. Senior Debt Status. In the event that the Borrower or any Subsidiary shall at any time issue or have outstanding any Indebtedness that by its terms is subordinated or junior to any other Indebtedness of the Borrower or such Subsidiary, the Borrower shall take or cause such Subsidiary to take, as the case may be, all such actions as shall be necessary to cause the Obligations to constitute senior indebtedness (however denominated) in respect of such subordinated Indebtedness and to enable the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such subordinated Indebtedness. Without limiting the foregoing, the Obligations are hereby designated as "senior indebtedness" and as "designated senior indebtedness" under and in respect of any indentures or other agreements or instruments under which any such subordinated Indebtedness is outstanding and, if relevant, are further given all such other designations as shall be required under the terms of any such subordinated Indebtedness in order that the Lenders or the Administrative Agent may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such subordinated Indebtedness.

                                  ARTICLE II

                                   The Loans

         SECTION 2.01. Loans. (a) Subject to the terms and conditions and relying upon the representations and warranties set forth herein, each Lender agrees to make a loan (individually, an "Initial Loan" and collectively, the "Initial Loans") to the Borrower on the Effective Date in dollars in a principal amount equal to its Loan Commitment. Amounts repaid or prepaid in respect of Initial Loans may not be reborrowed.

         (b) The Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date, if and to the extent that the Initial Loans are not made on such date.

         (c) The failure of any Lender to make any Initial Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Loan Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Initial Loans as required.

         SECTION 2.02. Funding of Borrowings. (a) Subject to Section 2.03, each Lender shall make each Loan to be made by it hereunder on the date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the applicable Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request or by wire transfer of immediately available funds to such other account as provided in writing by the Borrower and reasonably acceptable to the Administrative Agent.

         (b) Unless the Administrative Agent shall have received notice from a Lender prior to the Effective Date that such Lender will not make an amount equal to its Loan Commitment available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such amount available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made such amount available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to the applicable Borrowing.

         SECTION 2.03. Procedure for Borrowing and Extension. (a) The
Borrower shall deliver by hand or by telecopy to the Administrative Agent a notice (the "Borrowing Request"), which notice must be received by the Administrative Agent not later than 1:00 p.m., New York City time, three Business Days before the Effective Date, or as otherwise agreed upon by the Administrative Agent. The Borrowing Request shall be duly completed, irrevocable, signed by or on behalf of the Borrower and shall specify the number and location of the account to which funds are to be disbursed, the aggregate amount of the Initial Loans to be borrowed and the date of borrowing. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender. Not later than 12:00 noon, New York City time, on the Effective Date, each Lender shall make available by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate an amount equal to such Lender's Loan Commitment. Loan proceeds received by the Administrative Agent hereunder shall promptly be made available to the Borrower by the Administrative Agent's crediting the account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the Borrowing Request, with the aggregate amount actually received by the Administrative Agent from the Lenders and in like funds as received by the Administrative Agent.

         (b) If the Borrower will not repay any of the Initial Loans in full on or prior to the Initial Maturity Date, then the Borrower shall deliver to the Administrative Agent an Officers' Certificate no later than 10:00 a.m. (New York City time) on the date that is ten Business Days prior to the Initial Maturity Date notifying the Administrative Agent and the Lenders that the Maturity Date of such Initial Loans shall be extended to the Final Maturity Date. Upon receipt of such Officers' Certificate the Administrative Agent shall promptly notify each Lender.

         SECTION 2.04. Maturity; Exchange Notes; Extension of Maturity. (a) Subject to paragraphs (b) and (c) below, the Loans will mature on the Initial Maturity Date.

         (b) Subject to the terms and conditions hereof, each Lender severally agrees, if the Initial Loans have not been repaid (or exchanged for Exchange Notes) on the Initial Maturity Date, that the Maturity Date of its Initial Loan shall automatically be extended until the Final Maturity Date (any Initial Loan so extended, an "Extended Loan").

         (c) If an Initial Loan has not been repaid in full on or prior to the Initial Maturity Date, then any affected Lender may elect to receive Exchange Notes in exchange for the Loan of such Lender; provided, however, that such Lender may not elect to exchange its outstanding Loan for Exchange Notes in an aggregate principal amount of less than $5,000,000 unless (i) such Lender intends at the time of such exchange of such Loan promptly to sell the Exchange Notes received in such exchange to a third party or (ii) following such exchange such Lender will not hold any Loan. The Lender may exercise such option to receive Exchange Notes by delivering to the Borrower and the Administrative Agent at least five Business Days (or ten Business Days, in the case of any exchange other than on the Initial Maturity Date) prior to the relevant date of exchange a Notice of Exchange specifying (A) the principal amount of the Loan to be exchanged for Exchange Notes and (B) if all or any portion of the Exchange Notes are to be sold by such Lender to a third party, the principal amount of such Exchange Notes to be so sold and the principal amount, if any, to be represented by a Fixed Rate Note. The principal amount of the Exchange Notes will equal the entire aggregate principal amount of the Loan for which they are exchanged (including any PIK Interest Amounts theretofore accrued). If a Default shall have occurred and be continuing on the date of such exchange, any notices given or cure periods commenced while the Loan was outstanding shall be deemed given or commenced (as of the actual dates thereof) for all purposes with respect to the Exchange Note (with the same effect as if the Exchange Note had been outstanding as of the actual dates thereof).

         SECTION 2.05. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan in accordance with the terms hereof. The Borrower hereby further agrees to pay interest on the unpaid principal amount of each Loan from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.07.

         (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

         (d) The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

         (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form reasonably acceptable to the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

         SECTION 2.06. Optional and Mandatory Prepayments. (a) The Borrower shall have the right at any time and from time to time to prepay the Loans, in whole or in part, subject to the requirements of this Section and payment of any amounts required under Section 2.10; provided, that each such partial repayment shall be in an integral multiple of $1,000,000 and not less than $5,000,000; provided, further, that on or after the Initial Maturity Date, any optional prepayment pursuant to this clause (a) shall be applied pro rata among the Loans and any Exchange Notes that are then callable.

         (b) In the event and on each occasion that any Net Proceeds are received or held by or on behalf of the Borrower or any Subsidiary prior to the Initial Maturity Date in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Proceeds are received (or any amounts theretofore received become Net Proceeds), prepay Loans in accordance with paragraph (e) below in an aggregate amount equal to 100% of such Net Proceeds. Notwithstanding the foregoing:

                  (i) in the case of any event described in clause (a) of the definition of the term Prepayment Event, such Net Proceeds need not be applied toward the prepayment of Loans and Exchange Notes to the extent that such Net Proceeds are required to be applied to repay Indebtedness under the Credit Agreement and are so applied;

                  (ii) in the case of any event described in clause (a) of the definition of the term Prepayment Event, if the Borrower shall deliver to the Administrative Agent within five Business Days of such event a certificate of a Financial Officer to the effect that the Borrower and the Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 270 days after receipt of such Net Proceeds, to acquire Syndicated Interests or real property, equipment or other assets to be used in the business of the Borrower and the Subsidiaries and, in each case, certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of such Net Proceeds (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds that have not been so applied by the end of the applicable time period (or committed to be applied by the end of the applicable time period and applied within 90 days after the end of the applicable time period), at which applicable time, a prepayment shall be required (to the extent not already made, and subject to clause (i) above) in an amount equal to the amount of such Net Proceeds that have not been so applied; provided that the Borrower shall not be permitted to make such elections with respect to Net Proceeds in any Fiscal Year aggregating in excess of $100,000,000; and

                  (iii) to the extent that the gross proceeds of the Convertible Preferred Stock issued in the Preferred Stock Offering are in excess of $300,000,000, the Net Proceeds in respect of such excess gross proceeds need not be applied toward the prepayment of Loans and Exchange Notes.

         (c) If, following the Initial Maturity Date, the Borrower is required pursuant to the Exchange Note Indenture to redeem Increasing Rate Notes and/or offer to purchase Fixed Rate Notes from the Net Proceeds (such term, as used in this Section 2.06(c), as defined in the Exchange Note Indenture) from any Asset Sale (as defined in the Exchange Note Indenture) by the Borrower or any Subsidiary, the Borrower shall apply a portion of such Net Proceeds toward the prepayment of Loans such that the Loans are prepaid on a pro rata basis with
(a) the Increasing Rate Notes so redeemed and (b) the amount of such offer to purchase (it being acknowledged that such offer to purchase may be made ratably to holders of Fixed Rate Notes and holders of other Senior Indebtedness, pursuant to Section 4.06 of the Exchange Note Indenture). Amounts of Net Proceeds offered to and rejected by any holder of a Fixed Rate Note (or other Senior Indebtedness to which such offer is made in accordance with the Exchange Note Indenture) shall be ratably applied to (1) prepay the Loans, (2) redeem any Increasing Rate Notes and (3) purchase any Fixed Rate Notes (and such other Senior Indebtedness) with respect to which the offer to purchase was made and accepted. The distribution of the relevant prepayment amount hereunder to the Lenders by the Administrative Agent shall be made promptly (but in no event later than three days) after the expiration of any offer to purchase if Fixed Rate Notes are outstanding. If no such Fixed Rate Notes are outstanding, the distribution of the relevant prepayment amount hereunder to the Lenders by the Administrative Agent shall be made as soon as practicable (but in no event later than five days) after receipt thereof.

         (d) If the Borrower shall optionally redeem any Exchange Notes pursuant to the terms of the Exchange Note Indenture, then the Borrower shall prepay Loans on a pro rata basis with the Exchange Notes so redeemed.

         (e) The Borrower shall, to the extent practicable, notify the Administrative Agent by telephone (confirmed by hand delivery or telecopy) of any prepayment hereunder not later than 1:00 p.m., New York City time, three Business Days before the date of such prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of the Loans or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Notwithstanding any other provision of this Agreement, any mandatory prepayment that is made with the Net Proceeds of the Convertible Preferred Stock issued in the Preferred Stock Offering shall be applied solely to prepay Initial Loans held by the Initial Lenders, ratably among the Initial Lenders in accordance with the aggregate principal amount owed to each such Initial Lender.

         SECTION 2.07. Interest and Fees. (a) (i) Subject to the provisions of Sections 2.07(b) and 2.08, Initial Loans shall bear interest for each Interest Period commencing on or after the Effective Date and ending on or before the Initial Maturity Date on the unpaid principal thereof at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days (or 365 or 366 days, as the case may be, in the case of Initial Loans bearing interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate)) equal to the Adjusted LIBO Rate in effect for such Interest Period plus the Applicable Margin.

                  (ii) Subject to the provisions of Section 2.07(b), Extended Loans shall bear interest for Interest Periods commencing on or after the Initial Maturity Date and ending on or before the Final Maturity Date on the unpaid principal thereof at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Adjusted Rate plus the Adjusted Margin.

                  (iii) Notwithstanding the foregoing clauses (i) and (ii) but subject to Section 2.07(b), the interest rate borne by the Loans (A) shall not exceed 12.0% per annum nor be less than 9.0% per annum and
         (B) to the extent the interest payable prior to the Final Maturity Date on any Loan exceeds 11.5% per annum, the Borrower may elect to discharge such excess interest or any portion of such excess interest (other than interest due under Section 2.07(b)) (the "PIK Interest Amount") by capitalizing and adding the applicable PIK Interest Amount on each relevant Interest Payment Date ratably to the then outstanding aggregate principal amount of Loans. For all purposes under this Agreement, all PIK Interest Amounts shall be treated as principal amounts of the Loans. The company shall present to the Administrative Agent a notice of any such election to capitalize and add any PIK Interest Amounts to the principal amounts of Loans.

                  (iv) Any change in the interest rate on a Loan resulting from a change in the Adjusted LIBO Rate shall become effective as of the opening of business on the day on which such change is announced; provided, however, that only a change resulting from a change in the Statutory Reserve Rate shall change the Adjusted LIBO Rate during an Interest Period and affect the interest rate borne by any outstanding Loan during such Interest Period. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change.

         (b) In the period during which an Event of Default has occurred and is continuing, the Loans shall, without limiting the rights of the Lenders under Article VII, bear interest at a rate per annum that is (A) prior to the Initial Maturity Date, 2.0% above the Adjusted LIBO Rate plus the Applicable Margin (or 2.0% above the Alternate Base Rate plus the Applicable Margin, as the case may be) and (B) on or after the Initial Maturity Date, 2.0% above the Adjusted Rate plus the Adjusted Margin, in each case from the date of such nonpayment until the amount not so paid is paid in full (as well after as before judgment).

         (c) Interest shall be payable in arrears on each Interest Payment Date and upon the Maturity Date in respect of which any such interest is accruing; provided that (i) additional interest accruing pursuant to Section 2.07(b) shall be payable from time to time upon demand and (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

         (d) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive in the absence of manifest error.

         (e) The Borrower agrees to pay to the Administrative Agent, for its own account (for distribution, if and as appropriate, to the Lenders), the fees agreed upon in the Fee Letter at the times, in the amounts and on the terms set forth therein.

         SECTION 2.08. Alternate Rate of Interest. In the event that the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for any Interest Period, or the Administrative Agent is advised by any Lender that such Lender is unable to maintain a Loan accruing interest at the Adjusted LIBO Rate, then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, the affected Initial Loans will accrue interest until the Initial Maturity Date at the Alternate Base Rate plus the Applicable Margin.

         SECTION 2.09. Increased Costs. (a) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                  (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

         (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

         (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

         SECTION 2.10. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the failure to borrow or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto or (c) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.13, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurocurrency market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         SECTION 2.11. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

         (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (other than those resulting from such Person's gross negligence or wilful misconduct), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability and setting forth in reasonable detail the calculation and basis for such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

         (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

         (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower and on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), including the following, if applicable and if such Foreign Lender is legally entitled to do so: (i) duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party, (ii) duly completed copies of Internal Revenue Service Form W-8ECI, (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under
Section 881(c) of the Code, (A) a certificate to the effect that such Foreign Lender is not (1) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (2) a "10 percent shareholder" of the Borrower within the meaning of
Section 881(c)(3)(B) of the Code or (3) a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code and (B) duly completed copies of Internal Revenue Service Form W-8BEN or (iv) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States federal withholding tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law, as will permit such payments to be made without withholding or at a reduced rate.

         (f) If the Administrative Agent or a Lender determines, in its sole discretion exercised in good faith, that it has received, or is entitled to receive, a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall (i) pay over such refund, if received, to the Borrower or (ii) cooperate with the Borrower (at the Borrower's expense) to obtain a refund, if not received, of such Indemnified Taxes or Other Taxes and pay over such refund, when received, to the Borrower, but in each case only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Indemnified Taxes or Other Taxes giving rise to such refund, net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

         SECTION 2.12. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 2.09, 2.10 or 2.11, or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 222 North LaSalle Street, 16th Floor, Chicago, Illinois, except that payments pursuant to Sections 2.09, 2.10, 2.11 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

         (b) Except as otherwise provided in Section 2.06(e), whenever any payment received by the Administrative Agent under this Agreement or under any other Interim Loan Document, when combined with any payment received by the Trustee under the Exchange Note Indenture, is insufficient to pay in full all amounts then due and payable to the Administrative Agent, the Trustee, the Lenders and the Holders of Exchange Notes under this Agreement and the Exchange Note Indenture, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the following order, with appropriate adjustment being made to account for any payment received by the Trustee in respect of the Exchange Notes: first, to the payment of fees and expenses due and payable to the Administrative Agent and its Affiliates under and in connection with this Agreement, except any amounts payable to any such Person in its role as Lender, as provided in clause "second" of this Section 2.12(b), and to the fees and expenses due and payable to the Trustee under the Exchange Note Indenture; second, to the payment of all expenses due and payable under Section 2.10 and 9.03 and any equivalent section of the Exchange Note Indenture, ratably among the Lenders and the Exchange Note Holders in accordance with the aggregate amount of such payments owed to each Lender and Exchange Note Holder; third, to the payment of interest and amounts under Sections 2.09 and 2.11, if any, then due and payable on the Loans and the Exchange Notes ratably among the Lenders and Exchange Note Holders in accordance with the aggregate amount of interest owed to each Lender and Exchange Note Holder; and fourth, to the payment of the principal amount of the Loans and the Exchange Notes that is then due and payable, ratably among the Lenders and the Exchange Note Holders in accordance with the aggregate principal amount owed to each such Lender and Exchange Note Holder.

         (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

         (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

         (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.02(b) or 2.12(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

         SECTION 2.13. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.09, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.11, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.09 or 2.11, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable and documented costs and expenses incurred by any Lender in connection with any such designation or assignment.

         (b) If any Lender requests compensation under Section 2.09, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.11, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, delayed or conditioned (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued and unpaid interest thereon, accrued and unpaid fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued and unpaid interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.09 or payments required to be made pursuant to
Section 2.11, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                 ARTICLE III

                        Representations and Warranties

           The Borrower represents and warrants to the Lenders that:

         SECTION 3.01. ...Organization and Authority. (a) The Borrower and
each Subsidiary is a corporation, partnership, limited liability company or trust duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation except, in the case of any Subsidiary of the Borrower, where the failure to be in good standing could not reasonably be expected to have a Material Adverse Effect.

         (b) The Borrower and each Subsidiary (i) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in this Agreement and (ii) is qualified to do business in, and is in good standing in, every jurisdiction in which failure to so qualify or be in good standing, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (c) Each Loan Party has the power and authority to enter into the Transactions.

         (d) Each Interim Loan Document (other than the Exchange Note Indenture and the Exchange Notes) has been duly executed and delivered by each Loan Party that is party thereto and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

         SECTION 3.02. Execution; No Conflicts. The execution, delivery and performance by the Loan Parties of this Agreement and the other Interim Loan Documents and the Transactions:

                  (i) have been duly authorized by all requisite corporate actions (including any required shareholder approval) of the Loan Parties required for the lawful execution, delivery and performance thereof;

                  (ii) do not and will not violate any provisions of (A) any applicable law, rule or regulation, (B) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on the Borrower or any Subsidiary or its or any Subsidiary's properties, or (C) the certificate of incorporation, bylaws or other organizational documents of the Borrower or any Subsidiary, as applicable;

                  (iii) do not and will not be in conflict with, result in a breach of, violate, give rise to a right of prepayment under or constitute a default under, any material contract, indenture, agreement or other instrument or document to which the Borrower or any Subsidiary is a party, or by which the properties or assets of the Borrower or any Subsidiary are bound; and

                  (iv) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any Subsidiary (other than the Liens created by the Loan Documents (as defined in the Credit Agreement)).

         SECTION 3.03. Solvency. Immediately after the consummation of the Transactions to occur and immediately following the making of each Loan made and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Borrower and the Subsidiaries, on a consolidated basis, will exceed their consolidated debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Borrower and the Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and the Subsidiaries on a consolidated basis will not have incurred any debts and liabilities, subordinated, contingent or otherwise, that they do not believe that they will be able to pay as such debts and liabilities become absolute and matured; and (d) the Borrower and the Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the Effective Date.

         SECTION 3.04. Subsidiaries. Schedule 3.04 sets forth as of the date hereof, and each revised Schedule 3.04 delivered pursuant to Section 5.01(b)(iv) will set forth as of the end of the fiscal year of the Borrower most recently preceding the date on which it shall have been delivered, a list of all the Subsidiaries and the percentage ownership of the Borrower and the Subsidiaries therein, and identifies or will identify each Subsidiary that is a Subsidiary Guarantor or an Excluded Subsidiary on the date hereof or as of the end of such fiscal year, as the case may be (and sets forth, as to each such Excluded Subsidiary, whether it is, on the date hereof or as of the end of such fiscal quarter, as the case may be, a Class A Excluded Subsidiary, a Class B Excluded Subsidiary, a Class C Excluded Subsidiary, a Class D Excluded Subsidiary (as such terms are defined in the definition of "Excluded Subsidiaries" set forth in the Credit Agreement) or a Designated Syndicated Person), which Schedule is (and each revision thereto shall be) true and correct in all material respects. The shares of Equity Interests or other ownership interests listed on Schedule 3.04 are owned by the Borrower, directly or indirectly, free and clear of all Liens other than Liens permitted hereunder.

         SECTION 3.05. Ownership Interests. The Borrower owns no interest in any Person other than the Persons set forth on Schedule 3.05 (which Schedule is true and correct in all material respects), Equity Interests in Persons not constituting Subsidiaries permitted under Section 6.02 and Equity Interests in subsidiaries created or acquired after the Effective Date.

         SECTION 3.06. Financial Condition. (a) The Borrower has heretofore furnished to the Administrative Agent and each Lender an audited consolidated balance sheet of the Borrower and the Subsidiaries as at December 31, 2004, and the notes thereto and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended, as examined and certified by PricewaterhouseCoopers LLP, independent public accountants. Such financial statements (including the notes thereto) present fairly, in all material respects, the financial condition of the Borrower and the Subsidiaries as of December 31, 2004, and the results of their operations, the changes in their stockholders' equity and their cash flows for the Fiscal Year then ended, all in conformity with GAAP consistently applied. Since December 31, 2004, there has not occurred any event or circumstance that has resulted or could reasonably be expected to result in a material adverse change in the business, assets, operations, properties or condition, financial or otherwise, or liabilities of the Borrower and the Subsidiaries, taken as a whole (other than any event or condition (a "Publicly Disclosed Matter") specifically identified in the Borrower's Form 10-K filed with the SEC with respect to the fiscal year ended December 31, 2004 and each Form 8-K filed by the Borrower with the SEC after the filing of such Form 10-K and prior to the date hereof; provided that all risk factors, general descriptions of the Borrower's business, industry and competitors (including general descriptions of risks and liabilities relating thereto), projections and forward looking statements contained in any such filings shall be disregarded for purposes of determining the Publicly Disclosed Matters). Since the Effective Date, there have been no changes in the status of the Publicly Disclosed Matters that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (b) The Borrower has, on or prior to the Effective Date, furnished to the Administrative Agent for distribution to the Lenders the Borrower's forecast model with respect to Fiscal Years through 2012 including a projected consolidated statement of EBITDA and selected cash flow information (the "Model") prepared giving effect to the Transactions as if the Transactions had occurred as of January 1, 2006. The Model was prepared in good faith by the Borrower based on assumptions and estimates believed by the Borrower on the date thereof to be reasonable, was based on the best information available to the Borrower after due inquiry and accurately reflects all material adjustments required to be made to give effect to the Transactions.

         (c) As of the Effective Date, neither the Borrower nor any Subsidiary has any material Indebtedness or other material obligations or liabilities, direct or contingent, other than (i) the liabilities reflected on Schedule 3.06, (ii) obligations arising under this Agreement, (iii) obligations arising under the Settlement Agreements, (iv) liabilities in respect of the Shareholder Litigation and (v) liabilities incurred in the ordinary course of business.

         SECTION 3.07. Title to Properties. Each of the Borrower and the Subsidiaries has good and valid title to, or valid leasehold interests in, all its real and personal property that is material to the business of the Borrower and the Subsidiaries, taken as a whole, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes.

         SECTION 3.08. Taxes. The Borrower and each Subsidiary has filed or caused to be filed all material federal, state and local tax returns which are required to be filed by it (subject to any timely obtained extensions to file) and, except for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves reflected in the financial statements described in Section 3.06(a) and satisfactory to the Borrower's independent certified public accountants have been established, has paid or caused to be paid all material taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due.

         SECTION 3.09. Other Agreements. Except as set forth on Schedule 3.09:

                  (i) neither the Borrower nor any Subsidiary is a party to or subject to any judgment, order, decree, agreement, lease or instrument, or subject to any other restrictions, compliance with the terms of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                  (ii) neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any Medicaid Provider Agreement, Medicare Provider Agreement or other agreement or instrument to which the Borrower or any Subsidiary is a party, which default has resulted in, or if not remedied within any applicable grace period could reasonably be expected to result in, the revocation, termination, cancellation or suspension of the Medicaid Certification or the Medicare Certification of the Borrower or any Subsidiary, which revocation, termination, cancellation or suspension could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or (ii) any agreement or instrument to which the Borrower or any Subsidiary is a party (which defaults referred to in this clause (ii) have had, or if not remedied within any applicable grace period could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect);

                  (iii) to the knowledge of the Borrower, no Contract Provider is a party to any judgment, order, decree, agreement or instrument, or subject to any restrictions, compliance with the terms of which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (iv) to the knowledge of the Borrower, no Contract Provider is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Medicaid Provider Agreement, Medicare Provider Agreement or other agreement or instrument to which such Person is a party, which default has resulted in, or if not remedied within any applicable grace period could result in, the revocation, termination, cancellation or suspension of the Medicaid Certification or the Medicare Certification of such Person, which revocation, termination, cancellation or suspension could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

                  (v) except as permitted under Section 6.07(vii), neither the Borrower nor any Subsidiary of the Borrower is a party to or subject to any shareholder agreement, agreement evidencing Indebtedness or other similar agreement that (A) prohibits the Borrower or such Subsidiary from pledging any Equity Interests in any Subsidiary or other Person or (B) provides for a dissolution, disassociation, put, call or other similar adverse consequence as a result of a pledge of any Equity Interests in any Subsidiary or other Person by the Borrower or any direct Subsidiary of the Borrower.

         SECTION 3.10. Litigation. (a) Except as set forth on Schedule 3.10, there is no action, suit, investigation or proceeding at law or in equity or by or before any Governmental Authority pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any Subsidiary or, to the knowledge of the Borrower, pending or threatened by or against any Contract Provider, or affecting the Borrower or any Subsidiary or, to the knowledge of the Borrower, any Contract Provider or any properties or rights of the Borrower or any Subsidiary or, to the knowledge of the Borrower, any Contract Provider, (i) which could, individually or in the aggregate, reasonably be expected to result in the revocation, termination, cancellation or suspension of the Medicaid Certification or the Medicare Certification of such Person, which revocation, termination, cancellation or suspension could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect,
(ii) which could otherwise, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) that involves this Agreement or the Transactions.

         (b) Since the Effective Date, there have been no changes in the status of the matters disclosed on Schedule 3.10 that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.11. Margin Stock. The proceeds of the Loans made under this Agreement will be used by the Borrower only for the purposes expressly authorized herein. None of such proceeds will be used, directly or indirectly, and whether immediately, incidentally or ultimately, for the purpose of purchasing or carrying any Margin Stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry Margin Stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of Regulation U or Regulation X of the Board. Neither the Borrower nor any agent acting in its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Exchange Act or the Securities Act or any state securities laws. Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

         SECTION 3.12. Investment and Holding Company Status. Neither the Borrower nor any Subsidiary is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower and any Subsidiary of the Transactions will not violate any provision of said Act, or any rule, regulation or order issued by the SEC thereunder. Neither the Borrower nor any Subsidiary is a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

         SECTION 3.13. Intellectual Property. Except as set forth on Schedule 3.13, the Borrower and each Subsidiary owns or has the right to use, under valid license agreements or otherwise, all patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets, service marks, service mark rights and copyrights material to the conduct of the business of the Borrower and the Subsidiaries, taken as a whole, as now conducted and as contemplated by this Agreement, without, to the knowledge of the Borrower, conflict by, or with, any patent, license, franchise, trademark, trade secret, trade name, service mark, copyright or other proprietary right of, any other Person.

         SECTION 3.14. No Untrue Statement. Neither (a) this Agreement nor any certificate or document executed and delivered by or on behalf of the Borrower or any Subsidiary in accordance with or pursuant to this Agreement nor (b) any written or formally presented statement, report, document (including the Information Memorandum), representation or warranty provided to the Administrative Agent or any Lender in connection with the negotiation or preparation of this Agreement (as modified or supplemented by other written or formally presented statements, reports, documents, representations and warranties furnished to the Lenders prior the date of this Agreement) contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstances under which it was made, in order to make any such warranty, representation or statement contained therein not misleading.

         SECTION 3.15. No Consents, Etc. Neither the respective businesses or properties of the Borrower or any Subsidiary, nor any relationship between the Borrower or any Subsidiary and any other Person, nor any circumstance in connection with the execution, delivery and performance of this Agreement and the Transactions, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person on the part of the Borrower or any Subsidiary as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, or the validity or enforceability of, this Agreement, other than any such consent, approval, authorization, filing, registration or qualification that has been duly obtained or effected, as the case may be.

         SECTION 3.16. ERISA. (i) The execution and delivery of this Agreement will not involve any "prohibited transaction", as defined in Section 406 of ERISA or Section 4975 of the Code, (ii) each of the Borrower, each Subsidiary and each ERISA Affiliate has fulfilled its obligations under the minimum funding standards imposed by ERISA and the Code and each is in compliance in all material respects with the applicable provisions of ERISA and (iii) none of the Borrower, the Subsidiaries, and their respective ERISA Affiliates maintains, contributes to, or is required to contribute to any Pension Plan.
SECTION 3.17. No Default. No Default has occurred and is continuing.

         SECTION 3.18. Environmental Matters. (a) Except as set forth in
Schedule 3.18 and except with respect to other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, or (iii) has received notice of any claim with respect to any Environmental Liability, nor does the Borrower have any knowledge of any basis for any such Environmental Liability.

         (b) Since the Effective Date, there have been no changes in the status of the matters disclosed on Schedule 3.18 that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.19. Employment Matters. (a) Except as set forth on Schedule 3.19, none of the employees of the Borrower or any Subsidiary is subject to any collective bargaining agreement and there are no strikes, work stoppages, election or decertification petitions or proceedings, unfair labor charges, equal opportunity proceedings, or other material labor/employee related controversies or proceedings pending or, to the knowledge of the Borrower, threatened against the Borrower or any Subsidiary or between the Borrower or any Subsidiary and any of its employees, other than employee grievances, controversies or proceedings arising in the ordinary course of business which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         (b) Except to the extent a failure to maintain compliance could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Borrower and each Subsidiary is in compliance in all respects with all applicable laws, rules and regulations pertaining to labor or employment matters, including those pertaining to wages, hours, occupational safety and taxation, and there is neither pending nor, to the knowledge of the Borrower, threatened any litigation, administrative proceeding or investigation in respect of such matters which, if decided adversely, could reasonably be likely, individually or in the aggregate, to have a Material Adverse Effect.

         SECTION 3.20. Reimbursement from Third Party Payors. The accounts receivable of the Borrower and each Subsidiary and each Contract Provider have been and will continue to be adjusted to reflect reimbursement policies of third party payors such as Medicare, Medicaid, Blue Cross/Blue Shield, private insurance companies, health maintenance organizations, preferred provider organizations, alternative delivery systems, managed care systems, government contracting agencies and other third party payors. In particular, accounts receivable relating to such third party payors do not and shall not exceed amounts any obligee is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation to its usual charges.

         SECTION 3.21. Compliance with Laws. Except as set forth in Schedule 3.21, each of the Borrower and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 3.22. Insurance. The Borrower and the Subsidiaries maintain, in force, with financially sound and reputable insurance companies, and pay all premiums and costs related to, insurance coverages in such amounts (with no materially greater risk retention) and against such risks as are deemed by the management of the Borrower to be sufficient in accordance with the usual and customary practices of companies of established repute engaged in the same or similar lines of business as the Borrower and the Subsidiaries.

         Notwithstanding any other provision of this Agreement, no representation or warranty contained in Section 3.01, 3.02, 3.04 or 3.09 shall be made or deemed to be made with respect to any Immaterial Subsidiary.

                                  ARTICLE IV

                                  Conditions

         SECTION 4.01. Effective Date. The obligations of the Lenders to make Initial Loans hereunder shall not become effective until the date on which each of the following conditions shall have been satisfied (or waived in accordance with Section 9.02):

                  (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

                  (b) The Administrative Agent shall have received a favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Skadden, Arps, Slate, Meagher & Flom LLP, Maynard, Cooper & Gale, P.C., Reed Smith LLP, Orr & Reno, P.A., McGlinchey Stafford PLLC, and Turner, Padget, Graham & Laney, P.A., counsel for the Borrower, substantially in the form of Exhibit B and covering such other matters relating to the Borrower, this Agreement or the Transactions as the Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

                  (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and the Material Subsidiaries, the authorization of the Transactions and any other legal matters relating to the Borrower, the Subsidiaries, this Agreement or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

                  (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of the Borrower, (i) confirming compliance with the conditions set forth in paragraphs (f), (q) and (r) below and (ii) certifying that the Adjusted Consolidated EBITDA of the Borrower for the fiscal year ended December 31, 2005, was not less than $616,000,000.

                  (e) (i) The Borrower shall have received, or shall receive substantially simultaneously with the making of the Initial Loans hereunder, aggregate gross cash proceeds of $2,050,000,000 from the term loans under the Credit Agreement, and shall have available undrawn commitments of $400,000,000 (less any amounts drawn on the Effective Date or in respect of Letters of Credit on the Effective
         Date) under the revolving credit facility under the Credit Agreement and (ii) the Tranche A LC Lenders (as defined in the Credit Agreement) shall have made, or shall make substantially simultaneously with the making of the Initial Loans hereunder, Tranche A Deposits (as defined in the Credit Agreement) in an aggregate amount of $100,000,000.

                  (f) The Borrower (i) shall have repurchased or redeemed, or shall repurchase or redeem substantially simultaneously with the making of the Initial Loans hereunder, Existing Notes constituting more than 50% of the aggregate principal amount of each series of Existing Notes and (ii) shall have received, or shall receive substantially simultaneously with the making of the Initial Loans hereunder, exit consents with respect to each series of Existing Notes and, pursuant to such exit consents, caused the Existing Notes and the Existing Note Indentures to be amended to eliminate substantially all restrictive covenants and certain events of default, all as set forth in the Offers to Purchase and Consent Solicitation Statement dated February 2, 2006, in the form delivered to the Administrative Agent and the Co-Syndication Agents and, after giving effect thereto, the Borrower and the Subsidiaries shall have outstanding no Indebtedness or Preferred Stock other than (A) the Loans, (B) the Preferred Stock issued and sold in the Preferred Stock Offering, (C) the loans and other obligations outstanding under the Credit Agreement, (D) Existing Notes in an aggregate outstanding principal amount not greater than $63,154,000, (E) existing Indebtedness of the Borrower or any Subsidiary to the Borrower or any Subsidiary and (F) the Existing Indebtedness.

                  (g) The terms and conditions of all Material Indebtedness and Preferred Stock (including the loans and other obligations under the Credit Agreement and the Convertible Preferred Stock) to be outstanding after the Effective Date shall be reasonably satisfactory in all respects to the Administrative Agent and the Co-Syndication Agents.

                  (h) All principal, interest, fees and other amounts outstanding or owing under the Existing Senior Secured Credit Agreement shall have been (or shall substantially simultaneously be) paid, the commitments of the lenders under the Existing Senior Secured Credit Agreement shall have been (or shall simultaneously be) terminated and all Liens securing the "Obligations" (as such term is defined in the Existing Senior Secured Credit Agreement) shall have been released, and the Administrative Agent shall have received evidence of the foregoing reasonably satisfactory to it.

                  (i) All principal, interest, fees and other amounts outstanding or owing under the Existing Term Loan Agreement shall have been (or shall substantially simultaneously be) paid, and the Administrative Agent shall have received evidence of the foregoing reasonably satisfactory to it.

                  (j) All principal, interest, fees and other amounts outstanding or owing under the Existing Senior Subordinated Credit Agreement shall have been (or shall substantially simultaneously be) paid, and the Administrative Agent shall have received evidence of the foregoing reasonably satisfactory to it.

                  (k) The Administrative Agent shall have received all fees and other amounts due and payable to it on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

                  (l) The Administrative Agent shall have received evidence reasonably satisfactory to it that the insurance required by Section
         5.05 is in effect.

                  (m) The Administrative Agent and the Co-Syndication Agents shall be reasonably satisfied with the status of all actions, suits, investigations and proceedings pending, threatened against or affecting the Borrower or any Subsidiary.

                  (n) The Administrative Agent and the Co-Syndication Agents shall be reasonably satisfied with the status of the Borrower's preparation of (i) its Form 10-K with respect to the fiscal year ended December 31, 2005, and (ii) its quarterly financial information with respect to the fiscal year ended December 31, 2005.

                  (o) The Lenders shall have received a detailed business plan of HealthSouth and its subsidiaries for the fiscal years 2006 through 2012 (including, without limitation, quarterly projections for the first four fiscal quarters ending after the Effective Date).

                  (p) The Administrative Agent and each Lender shall have received all such information as shall have been reasonably requested by it in order to enable it to comply with the requirements of the USA Patriot Act and any other "know your customer" or similar laws or regulations.

                  (q) The representations and warranties of each Loan Party set forth in this Agreement shall be true and correct in all material respects on and as of the Effective Date (except (i) to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date and (ii) with respect to any Immaterial Subsidiary, as specified in Article III).

                  (r) Immediately after giving effect to the borrowing of the Initial Loans, no Default shall have occurred and be continuing.

                  (s) The Subsidiary Guaranty of the Loans by each Subsidiary Guarantor that is a Material Subsidiary (upon the making of such Loans) shall be in full force and effect.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on March 31, 2006 (and, in the event such conditions are not so satisfied or waived, the Loan Commitments shall terminate at such time).

                                  ARTICLE V

                             Affirmative Covenants
                             ---------------------

         Until the Loan Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and under the Fee Letter shall have been paid in full, the Borrower covenants and agrees with the Lenders as follows; provided that the Borrower and its Subsidiaries shall not be subject to the provisions of Sections 5.01 through
5.12 or Section 5.16 following the Initial Maturity Date:

         SECTION 5.01. Financial Statements, Reports, Etc. (a) The Borrower will file with the SEC and deliver to the Administrative Agent for distribution to each Lender:

                  (i) not later than March 31, 2006, an Annual Report on Form 10-K containing audited financial statements of the Borrower for the fiscal year ended December 31, 2005, meeting the requirements of subparagraph (b)(ii) below; and

                  (ii) by the date required under the rules and regulations of the SEC (including extensions granted thereunder), a Quarterly Report on Form 10-Q containing unaudited financial statements meeting the requirements of subparagraph (b)(iii) below with respect to each fiscal quarter ending during the Borrower's fiscal year ending on December 31, 2006, including for each such fiscal quarter comparative financial statements with respect to the corresponding fiscal quarter of the Borrower's fiscal year ending on December 31, 2005.

         (b) The Borrower shall deliver or cause to be delivered to the Administrative Agent for distribution to each Lender:

                  (i) within 30 days after the end of each fiscal month of the Borrower until the Borrower shall have filed with the SEC and delivered to the Administrative Agent the Annual Report on Form 10-K referred to in subparagraph (a)(i) above, the Monthly Financial Package;

                  (ii) not later than the earlier to occur of (x) 90 days after the end of each Fiscal Year of the Borrower and (y) the date on which the Borrower is required to file or files financial statements with respect to the applicable Fiscal Year with the SEC (including extensions granted under the rules and regulations of the SEC), financial statements (including a balance sheet, a statement of income, a statement of stockholders' equity and a statement of cash flows) of the Borrower and the Subsidiaries on a consolidated basis as of the end of and for such Fiscal Year, together with statements in comparative form as of the end of and for the preceding Fiscal Year as summarized in the Form 10-K of the Borrower filed with the SEC pursuant to Section 13 of the Exchange Act for the corresponding period, and accompanied by a report of PricewaterhouseCoopers LLP or other independent public accountants acceptable to the Administrative Agent (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit other than as to matters relating to historical costs of fixed assets), which opinion shall state in effect that such financial statements (A) were audited using generally accepted auditing standards, (B) were prepared in accordance with GAAP consistently applied and (C) present fairly the financial condition and results of operations of the Borrower and the Subsidiaries for the period covered;

                  (iii) not later than the earlier to occur of (x) 45 days after the end of each of the first three quarters of each Fiscal Year of the Borrower and (y) the date on which the Borrower is required to file (including extensions granted under the rules and regulations of the SEC) or files financial statements with respect to the applicable fiscal quarter with the SEC, a balance sheet and related statements of income and cash flows of the Borrower and the Subsidiaries on a consolidated basis for such quarter and for the period beginning on the first day of such Fiscal Year of the Borrower and ending on the last day of such quarter, together with statements in comparative form for the corresponding date or period in the preceding Fiscal Year of the Borrower as summarized in the Form 10-Q of the Borrower filed with the SEC pursuant to Section 13 of the Exchange Act for the corresponding period, and certified by a Financial Officer as presenting fairly the financial condition and results of operations of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                  (iv) concurrently with each delivery of financial statements under clause (ii) or (iii) above, a certificate of a Financial Officer (A) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto; (B) setting forth reasonably detailed calculations demonstrating compliance with
         Section 6.01(a) and (b); (C) stating whether any change in GAAP or in the application thereof has occurred since December 31, 2005, and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; and (D) concurrently with the delivery of financial statements under clause
         (ii) above, attaching an updated Schedule 3.04 hereto setting forth as of the date of the balance sheet included in such financial statements a list of all the Subsidiaries and the percentage ownership of the Borrower and the Subsidiaries therein, and identifying as of such date, each Class A Excluded Subsidiary, Class B Excluded Subsidiary, Class C Excluded Subsidiary, Class D Excluded Subsidiary (as such terms are defined in the definition of "Excluded Subsidiaries" set forth in the Credit Agreement) and Designated Syndicated Person.

                  (v) not later than March 31, 2006, and thereafter not later than 45 days after the beginning of each Fiscal Year (beginning with Fiscal Year 2007) in respect of such Fiscal Year (A) the annual business plan of the Borrower and the Subsidiaries for such Fiscal Year approved by the Board of Directors of the Borrower, (B) forecasts prepared by management of the Borrower for each fiscal month in such Fiscal Year and (C) forecasts prepared by management of the Borrower for such Fiscal Year and the four Fiscal Years thereafter, including, in each instance described in clauses (B) and
         (C) above, (x) a projected year-end consolidated balance sheet and income statement and statement of cash flows and (y) a statement of all of the material assumptions on which such forecasts are based;

                  (vi) contemporaneously with the distribution thereof to the Borrower's or any Subsidiary's stockholders or partners or the filing thereof with the SEC, as the case may be, copies of all statements, reports, notices and filings distributed by the Borrower or any Subsidiary to its stockholders or partners or filed with the SEC (including reports on Forms 10-K, 10-Q and 8-K) or any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange;

                  (vii) promptly after the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower, the Subsidiaries and all ERISA Affiliates in an aggregate amount exceeding $5,000,000, a certificate of a Financial Officer setting forth the details as to such ERISA Event and the action that the Borrower, such Subsidiary or such ERISA Affiliate has taken or will take with respect thereto;

                  (viii) promptly after the Borrower or any Subsidiary becomes aware of the commencement thereof, notice of any investigation, action, suit or proceeding before any Governmental Authority involving the condemnation or taking under the power of eminent domain of any material portion of its property or the revocation or suspension of any material permit, license, certificate of need or other governmental requirement applicable to any of its properties or assets;

                  (ix) within 10 days of the receipt by the Borrower or any Subsidiary, copies of all material deficiency notices, compliance orders or adverse reports issued by any Governmental Authority or accreditation commission having jurisdiction over the licensing, accreditation or operation of any properties or assets of the Borrower or any Subsidiary or by any Governmental Authority or private insurance company pursuant to a provider agreement, which, if not timely complied with or cured, could reasonably be expected to result in the suspension or forfeiture of any license, certification or accreditation necessary in order for such Person to carry on its business as then conducted or the termination of any material insurance or reimbursement program available to such Person; and

                  (x) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

         (c) Information required to be delivered pursuant to this Section shall be deemed to have been delivered if such information, or one or more annual, quarterly or other reports containing such information, shall have been posted by the Borrower on the Borrower's website on the Internet at www.healthsouth.com/medinfo/home/app/ frame?cntx+01abouths&1=leftnav.jsp,abouths_nav&2-article.jsp,section_banner, abouths_investrelationsnew, at www.sec.gov/edgar/webusers.htm, on an IntraLinks or similar site to which all of the Lenders have been granted access, or at another website identified to the Lenders and accessible by the Lenders without charge (and, in each case, a confirming electronic correspondence shall have been delivered to each Lender providing notice of such posting); provided that the Borrower shall deliver paper copies of such information to any Lender that requests such delivery.

         SECTION 5.02. Maintain Properties. The Borrower will, and will cause each of the Subsidiaries to, keep or maintain all properties and assets necessary to its operations in good working order and condition (subject to ordinary wear and tear), make all needed repairs, replacements and renewals to such properties, and maintain free from Liens all trademarks, trade names, service marks, patents, copyrights, trade secrets, know-how, and other intellectual property and proprietary information (or adequate licenses relating thereto), in each case (a) as are reasonably necessary to conduct its business as currently conducted or as contemplated hereby and in accordance with customary and prudent business practices and (b) except for any failure with respect to the foregoing that does not materially interfere with the Borrower's and the Subsidiaries' ability to conduct their business, taken as a whole, as currently conducted or as proposed to be conducted or to utilize such properties and assets for their intended purposes.

         SECTION 5.03. Existence, Qualification, Etc. The Borrower will, and will cause each of the Subsidiaries to, (i) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and all rights, permits, privileges, licenses and franchises, in each case to the extent material to the Borrower and the Subsidiaries, taken as a whole, and (ii) maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or leasing of property or the nature of its business makes such license or qualification necessary, except, with respect to clause (ii) only, where the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation, dissolution, sale or transfer that is not prohibited by the provisions of
Article VI. The Borrower will cause each of the Subsidiaries to take all reasonable actions to maintain its identity as a separate legal entity from the Borrower or any other Subsidiary, including (x) maintaining such Subsidiary's books and records separate from those of any Affiliate of such Subsidiary, including records of all intercompany debits and credits and transfer of funds, (y) not commingling such Subsidiary's funds or other assets with those of any of its Affiliates and not maintaining bank accounts or other depositary accounts to which any of its Affiliates is an account party, in each case in a manner such that such Subsidiary's funds, assets and accounts could not be distinguished from those of its Affiliates and (z) acting solely in its own name, through its own officials or representatives where relevant.

         SECTION 5.04. Regulations and Obligations. The Borrower will, and will cause each of the Subsidiaries to, comply in all material respects with or contest in good faith all statutes and governmental regulations and pay its Indebtedness and all other taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation that, if unpaid, would become a Lien against any of its properties or assets, except liabilities being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves acceptable to the Borrower's independent certified public accountants have been established, unless and until any Lien resulting therefrom attaches to any of its properties or assets and becomes enforceable by its creditors.

         SECTION 5.05. Insurance. The Borrower will, and will cause each of the Subsidiaries to, at all times maintain, in force, with financially sound and reputable insurance companies, and pay all premiums and costs related to, insurance coverages in such amounts (with no materially greater risk retention) and against such risks as are deemed by the management of the Borrower to be sufficient in accordance with usual and customary practices of companies of established repute engaged in the same or similar business as the Borrower and the Subsidiaries. The Borrower shall deliver to the Administrative Agent at such time or times as the Administrative Agent may reasonably request, a certificate of a Financial Officer setting out in such detail as the Administrative Agent may reasonably request a description of all insurance coverages maintained by the Borrower and each Subsidiary. The Administrative Agent shall have no obligation to give the Borrower or any Subsidiary notice of any notification received by the Administrative Agent with respect to any insurance policies or take any steps to protect the Borrower's or any Subsidiary's interests under such policies.

         SECTION 5.06. True Books. With respect to all dealings and transactions occurring after December 31, 2004, the Borrower will, and will cause each of the Subsidiaries to, keep true books of record and account in which full, true and correct entries will be made of such dealings and transactions, and set up on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements, so that the Borrower and each Subsidiary may prepare financial statements in accordance with GAAP.

         SECTION 5.07. Right of Inspection. The Borrower will, and will cause each of the Subsidiaries to, permit any Person designated by the Administrative Agent or any Lender (which shall be coordinated through the Administrative Agent) to visit and inspect any of its properties, corporate books and financial reports and to discuss its affairs, finances and accounts with its principal officers and independent certified public accountants, all at reasonable times, at reasonable intervals and with reasonable prior notice; provided that, excluding any such visits and inspections during the continuation of an Event of Default, the Administrative Agent and the Lenders shall not exercise such rights more than two times during any calendar year.

         SECTION 5.08. Observe All Laws. The Borrower will, and will cause each of the Subsidiaries to, conform to and duly observe, and use reasonable efforts to cause all Contract Providers to conform to and duly observe, all laws, rules and regulations and all other valid requirements of any regulatory authority with respect to the conduct of its business, including Titles XVIII and XIX of the Social Security Act, Medicare Regulations, Medicaid Regulations and all other laws, rules and regulations of Governmental Authorities (including all laws, rules and regulations pertaining to the licensing of professional and other health care providers and all Environmental Laws), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 5.09. Governmental Licenses. The Borrower will, and will cause each of the Subsidiaries to, obtain and maintain, and use reasonable efforts to cause all Contract Providers to obtain and maintain, all material licenses, permits, certifications and approvals of all applicable Governmental Authorities as are required for the conduct of its business as currently conducted and herein contemplated, including material professional licenses, Medicaid Certifications and Medicare Certifications, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 5.10. Notice of Material Events. Upon the Borrower's obtaining knowledge of (i) any Default or Event of Default or (ii) any event, development or occurrence that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect, the Borrower shall promptly notify the Administrative Agent of the nature thereof, the period of existence thereof, and what action the Borrower or such Subsidiary proposes to take with respect thereto.

         SECTION 5.11. Suits or Other Proceedings. Upon the Borrower's obtaining knowledge of the filing or commencement of, or any written notice of intention of any Person to file or commence, any action, suit or proceeding, whether in law or in equity, (i) against the Borrower or any Subsidiary, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary, which could reasonably be expected to have a Material Adverse Effect or (ii) against the Borrower, any Subsidiary or any Contract Provider to suspend, revoke or terminate any Medicaid Provider Agreement, Medicaid Certification, Medicare Provider Agreement or Medicare Certification, which could reasonably be expected to have a Material Adverse Effect, the Borrower shall promptly provide the Administrative Agent with written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.

         SECTION 5.12. Notice of Discharge of Hazardous Material or Environmental Complaint. The Borrower will, and will cause the Subsidiaries to, promptly provide to the Administrative Agent true, accurate and complete copies of any and all notices, complaints, orders, directives, claims, or citations received by the Borrower or any Subsidiary relating to any of the following which is likely to have a Material Adverse Effect: (a) violation or alleged violation by the Borrower or any Subsidiary of any applicable Environmental Law; (b) Release or threatened Release by the Borrower or any Subsidiary, or at any Facility or property owned or leased or operated by the Borrower or any Subsidiary, of any Hazardous Material; or (c) any Environmental Liability.

         SECTION 5.13. Exchange Notes. (a) On or prior to the date that is nine months following the Effective Date, the Borrower shall (i) enter into the Exchange Note Indenture in the form set forth as Exhibit C hereto with a trustee reasonably satisfactory to the Administrative Agent (the "Trustee"), and (ii) place the full amount of the Exchange Notes that may be issued pursuant to the terms hereof in escrow, on terms reasonably satisfactory to the Administrative Agent and with a fiduciary reasonably satisfactory to the Administrative Agent, to be held, undated, in escrow pending issuance pursuant to the terms hereof. The Exchange Note Indenture shall be in such form that it can be qualified under the U.S. Trust Indenture Act of 1939, as amended.

         (b) The Borrower shall, no later than ten Business Days prior to the Initial Maturity Date, (i) cause the Exchange Notes to become eligible for deposit at The Depository Trust Company (including, without limitation, by the filing of an appropriately executed letter of representations), (ii) obtain "CUSIP" and "ISIN" numbers for the Exchange Notes and (iii) cause the Exchange Notes to be eligible for trading in the Private Offerings, Resales and Trading through Automatic Linkages ("Portal") market.

         (c) If Exchange Notes are issued pursuant to the terms hereof, then, on the terms set forth in an exhibit to the Exchange Note Indenture, the Borrower shall register the Exchange Notes under the Securities Act.

         (d) On or prior to the fifth Business Day following the receipt of a Notice of Exchange from a Lender in accordance with Section 2.04(c) that requests the exchange of any Loan (or portion thereof to the extent permitted by such Section) of such Lender for Exchange Notes, the Borrower shall cause to be delivered from escrow, in accordance with the instructions set forth in such Notice of Exchange and with the terms of the Exchange Note Indenture, a fully executed Exchange Note or Exchange Notes, which shall be either Increasing Rate Notes or Fixed Rate Notes as specified in such Notice of Exchange in accordance with Section 2.04(c), bearing interest and with a maturity date as set forth for such Exchange Notes in the Exchange Note Indenture, in exchange for such Loan, dated the date of the issuance of such Exchange Note. Such Exchange Note shall either (i) be recorded in book-entry form as a beneficial interest in one or more global notes deposited with the Trustee as custodian for the Depository Trust Company and credited to the account of the exchanging Lender directly or indirectly through its participant in the DTC system, in each case in the same principal amount as such Loan (or portion thereof) being exchanged or (ii) subject to the terms of the Exchange Note Indenture, be issued as a definitive registered note payable to the order of the holder or beneficial owner, as the case may be, in the same principal amount as such Loan (or portion thereof) being exchanged.

         SECTION 5.14. Further Assurances. The Borrower will, and will cause each Subsidiary to, execute any and all further documents, agreements and instruments, and take all such further actions which may be reasonably necessary or proper to carry out more effectively the purpose of this Agreement.

         SECTION 5.15. Compliance Certificate. From and after the Initial Maturity Date, the Borrower shall deliver to the Administrative Agent within 120 days after the end of each fiscal year of the Borrower an Officers' Certificate stating that in the course of the performance by the signers of their duties as officers of the Borrower they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Borrower is taking or proposes to take with respect thereto.

         SECTION 5.16. Future Guarantors. The Borrower shall cause each Subsidiary that Guarantees any Indebtedness under the Credit Agreement to, at the same time, execute and deliver to the Administrative Agent a Guaranty Agreement pursuant to which such Subsidiary will Guarantee payment of the Loans on the same terms and conditions as those set forth in Article X of this Agreement.

         SECTION 5.17. SEC Reports. From and after the Initial Maturity Date, whether or not the Borrower is subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act, the Borrower shall file with the SEC and provide the Administrative Agent and the Lenders with such annual and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such reports to be so filed and provided at the times specified for the filings of such reports under such Sections and containing all the information, audit reports and exhibits required for such reports. If, at any time, the Borrower is not subject to the periodic reporting requirements of the Exchange Act for any reason, the Borrower shall nevertheless continue filing the reports specified in the preceding sentence with the SEC within the time periods required unless the SEC will not accept such a filing. The Borrower agrees that it shall not take any action for the sole purpose of causing the SEC not to accept such filings. If, notwithstanding the foregoing, the SEC will not accept such filings for any reason, the Borrower shall post the reports specified in the preceding sentence on its website within the time periods that would apply if the Borrower were required to file those reports with the SEC.

         SECTION 5.18. Take-Out Financing. (a) The Borrower will use its reasonable best efforts to refinance the Initial Loans as promptly as practicable after the Effective Date with an issue of senior unsecured notes of the Borrower generating aggregate gross cash proceeds in an amount approximately equal to the aggregate principal amount of the outstanding Initial Loans.

         (b) The Borrower shall comply in all respects with the obligations set forth in the seventh paragraph of the Fee Letter (Securities Demand) and shall, subject to the limitations set forth in the seventh paragraph of the Fee Letter, take actions reasonably necessary or desirable so that the Investment Banks can publicly sell or privately place the Securities (as defined in the Fee Letter), including, without limitation, (i) using its commercially reasonable efforts to obtain such consents or waivers, from existing lenders of the Borrower or otherwise, as may be necessary in order to permit the issuance of Securities on the terms set forth in any Securities Demand and (ii) if requested by the lead Investment Bank (as defined in the Fee Letter), (A) providing to the Investment Banks on or prior to June 1, 2006, a complete initial draft of a preliminary offering memorandum or preliminary private placement memorandum, as the case may be, including all information that the SEC would require in a registered offering of the Securities described by the lead Investment Bank and (B) using commercially reasonable efforts to, as soon as practicable after the Borrower is eligible to obtain such ratings, obtain ratings from Moody's and S&P in respect of the Securities described by the lead Investment Bank.

         SECTION 5.19. Ratings. Not later than April 30, 2006, the Borrower shall obtain ratings from each of S&P and Moody's with respect to the Loans.

         SECTION 5.20. Hedging Arrangements. As promptly as practicable, and in any event within 90 days after the Effective Date, the Borrower will enter into, and thereafter for a period of not less than three years will maintain in effect, one or more Swap Agreements with such parties as shall be reasonably acceptable to the Administrative Agent, the effect of which is that at least 50% of Consolidated Total Indebtedness (excluding the Loans) of the Borrower will effectively bear interest at a fixed rate, in each case on terms and conditions reasonably acceptable to the Administrative Agent.

                                  ARTICLE VI

                              Negative Covenants
                              ------------------

         Prior to the Initial Maturity Date, the negative covenants and related provisions and definitions set forth in this Article VI shall apply. On and after the Initial Maturity Date, the negative covenants and related provisions and definitions set forth in this Article VI shall be deemed, without notice to, consent of or any action by any holder or beneficial owner of Loans or Exchange Notes or any other Person, to have been replaced by the negative covenants set forth in Sections 4.03 through 4.11 of the Exchange
Note Indenture and the related provisions and definitions thereof (which shall not apply prior to the Initial Maturity Date), except that any obligations of the Borrower arising under Section 6.20 as a result of the occurrence of a Change of Control prior to the Initial Maturity Date shall remain in effect on and after the Initial Maturity Date and such Change of Control shall continue to be governed by Section 6.20 as set forth herein.

         Until the earlier of (i) the date that the Loan Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder and under the Fee Letter have been paid in full and
(ii) the Initial Maturity Date, the Borrower covenants and agrees with the Lenders as follows:

         SECTION 6.01. Financial Covenants. (a) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters ending during any period set forth below to be less than the ratio set forth below opposite such period:

         Period                                         Minimum Ratio
         ------                                         -------------
         Effective date through Initial Maturity Date   1.40 to 1.00

         (b) Leverage Ratio. The Borrower will not permit the Leverage Ratio at any time during any period set forth below to exceed the ratio set forth below opposite such period:

         Period                                        Maximum Ratio
         ------                                        -------------
         Effective Date through June 30, 2006          7.50 to 1.00
         July 1, 2006 through Initial Maturity Date    7.75 to 1.00


; provided that, if the Borrower or any Subsidiary receives any Specified Tax Refunds during any fiscal quarter, (i) the Financial Officer's certificate delivered immediately after the end of such fiscal quarter pursuant to Section 5.01(b)(iv) shall include a certification by the applicable Financial Officer of the aggregate amount of Specified Tax Refunds received during such fiscal quarter and (ii) each ratio set forth under the column "Maximum Ratio" above shall be deemed to be reduced by the quotient (rounded to the nearest multiple of 0.05) obtained by dividing (A) the aggregate amount of the Specified Tax Refunds set forth in such Financial Officer's certificate by (B) Adjusted Consolidated EBITDA of the Borrower for the period of four consecutive fiscal quarters of the Borrower ending on or most recently prior to the delivery of such Financial Officer's certificate.

         SECTION 6.02. Investments. The Borrower will not, and will not permit any Subsidiary to, make any Investment, except (a) Equity Interests in Subsidiaries existing on the Effective Date or organized by the Borrower after the Effective Date and Equity Interests in Persons that thereafter become Subsidiaries in acquisitions permitted under Section 6.08; (b) Permitted Investments and Permitted Syndicated Interest Repurchases, (c) Investments existing on the Effective Date and set forth on Schedule 6.02, (d) Investments made in favor of physicians in connection with their medical practices in an aggregate amount outstanding at any time not in excess of $24,000,000, (e) acquisitions permitted under Section 6.08, (f) Investments in trade creditors or customers that are received pursuant to a plan of reorganization or liquidation, (g) guarantees permitted under Section 6.03(a)(K), (h) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business; and (i) investments not permitted by any other clause of this Section; provided, that no investment shall be made pursuant to this clause (i) that, taken together with all other outstanding investments made pursuant to this clause (i), would exceed the greater of $120,000,000 and 5% of Consolidated Tangible Assets of the Borrower (or at any time when the Leverage Ratio is less than 5.00 to 1.00, the greater of $240,000,000 and 10% of Consolidated Tangible Assets of the Borrower) as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004), in each of clauses (a) through (i) above, net of any return representing return of capital, payment of principal or any other reduction in respect of all investments made pursuant to the applicable clause as of the date of the applicable investment (including proceeds received by the Borrower or any Subsidiary Guarantor from Syndications of Designated Syndicated Persons (in each case, not exceeding the amount of capital contributions made by the Borrower and the Subsidiary Guarantors to the applicable Designated Syndicated Person)). The Borrower shall not purchase or otherwise acquire any Equity Interests, security, obligation or evidence of Indebtedness of, make any capital contribution to or make any loan or advance to any Subsidiary that is not a Subsidiary Guarantor other than (1) pursuant to clause (a) of the preceding sentence, (2) loans to Subsidiaries that are evidenced by promissory notes that, to the extent held by the Company or Subsidiary Guarantors, are pledged under and in accordance with the Collateral and Guarantee Agreement (as defined in the Credit Agreement), (3) Indebtedness under the Borrower's cash management system, (4) Permitted Debt Activities and Permitted Syndicated Interest Repurchases, (5) capital contributions to Syndicated Persons in an aggregate amount not greater than $12,000,000 per Fiscal Year and (6) investments in Designated Syndicated Persons made pursuant to clause (i) of this Section.

         SECTION 6.03. Indebtedness; Subsidiary Preferred Stock. (a) The Borrower (i) shall not, and shall not permit any of the Subsidiaries to, directly or indirectly, create, incur, issue, assume or otherwise become liable with respect to (collectively, "incur"), any Indebtedness (including Acquired Indebtedness) and (ii) shall not permit any of its Subsidiaries to issue (except to the Borrower or any of its Subsidiaries) or create any Preferred Stock or permit any Person (other than the Borrower or a Subsidiary) to own or hold any interest in any Preferred Stock of any such Subsidiary; provided that, in addition to Existing Indebtedness: (A) the Borrower may incur Indebtedness under this Agreement and the other Interim Loan Documents;
(B) the Borrower and the Subsidiaries may incur Indebtedness under the Credit Agreement in an aggregate principal amount not to exceed $2,550,000,000 less the sum of all principal payments with respect to such Indebtedness pursuant to Section 2.06(b) as a result of events described in clause (a) of the definition of the term Prepayment Event (other than any such principal payments with respect to revolving Indebtedness under the Credit Agreement unless the corresponding revolving commitment is permanently reduced in connection therewith); (C) the Borrower and the Subsidiaries may incur (i) Refinancing Indebtedness and (ii) Indebtedness that is applied to repay the Loans and Exchange Notes; (D) the Borrower may incur any Indebtedness to any Subsidiary or any Subsidiary may incur any Indebtedness to the Borrower or to any Subsidiary, provided, that such Indebtedness incurred by a Subsidiary Guarantor after the Effective Date is subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent; (E) the Borrower may incur any Indebtedness evidenced by letters of credit which are used in the ordinary course of business of the Borrower and its Subsidiaries; (F) the Borrower and its Subsidiaries may incur Capitalized Lease Obligations, purchase money debt and Attributable Indebtedness in an aggregate principal amount (excluding the aggregate amount of Attributable Indebtedness in respect of Specified Sale and Leaseback Transactions and Attributable Indebtedness in respect of Sale and Leaseback Transactions in respect of fixed or capital assets that are consummated within 180 days after the acquisition or completion of the applicable fixed or capital assets) at any one time outstanding not to exceed the greater of $120,000,000 and 5% of Consolidated Tangible Assets of the Borrower (or at any time when the Leverage Ratio is less than 5.00 to 1.00, the greater of $240,000,000 and 10% of Consolidated Tangible Assets of the Borrower) as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004); (G) the Borrower may incur Indebtedness evidenced by the Settlement Notes; (H) the Borrower may enter into Swap Agreements in accordance with Section 6.15; (I) the Subsidiaries (other than the Wholly Owned Subsidiaries of the Borrower) may incur other Indebtedness in an aggregate principal amount outstanding at any time that does not exceed the greater of $30,000,000 and 1.25% of Consolidated Tangible Assets of the Borrower (or at any time when the Leverage Ratio is less than 5.00 to 1.00, the greater of $60,000,000 and 2.5% of Consolidated Tangible Assets of the Borrower) as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004);
(J) the Borrower may incur other Indebtedness in an aggregate principal amount outstanding at any time that, taken together with Indebtedness and Attributable Indebtedness incurred under clauses (F) and (I) of this Section 6.03(a) and Section 6.14, does not exceed the greater of $120,000,000 and 5% of Consolidated Tangible Assets of the Borrower (or at any time when the Leverage Ratio is less than 5.00 to 1.00, the greater of $240,000,000 and 10% of Consolidated Tangible Assets of the Borrower) as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004); and (K) the Borrower and its Subsidiaries may enter into guarantees of Indebtedness of Subsidiaries that is otherwise permitted hereunder.

         (b) Notwithstanding the foregoing clause (a), the Borrower may permit any Subsidiary (other than a Subsidiary directly owned by the Borrower) which is an entity formed to operate one or more healthcare facilities to issue or create Equity Interests, provided that the aggregate amount of all such Equity Interests that is Preferred Stock outstanding after giving effect to such issuance or creation shall not exceed $30,000,000.

         SECTION 6.04. Disposition of Assets. (a) The Borrower shall not, and shall not permit any Subsidiary to, consummate any Asset Sale, except for the Digital Hospital Transaction, the Permitted Asset Sale, Permitted Syndicated Interest Sales, Specified Sale and Leaseback Transactions and Asset Sales that constitute investments permitted under Section 6.02(i), if, after giving effect thereto, the aggregate book value of all assets (including Equity Interests of Subsidiaries) sold, transferred or otherwise disposed of in Asset Sales (other than the Digital Hospital Transaction, the Permitted Asset Sale, Permitted Syndicated Interest Sales, Specified Sale and Leaseback Transactions and Asset Sales that constitute investments permitted under Section 6.02(i)) after the date hereof would exceed the greater of $120,000,000 and 5% of Consolidated Tangible Assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements of the Borrower shall have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004). Except as provided in Section 6.03(b), the Borrower shall not permit any Subsidiary to issue any additional Equity Interests of such Subsidiary. The Borrower shall not, and shall not permit any Subsidiary to, consummate any Asset Sale (other than Syndications) that would result in a Wholly Owned Subsidiary of the Borrower continuing to be a Subsidiary but ceasing to be a Wholly Owned Subsidiary of the Borrower.

         (b) The Borrower shall not, and shall not permit any of the Subsidiaries to, consummate any Asset Sale permitted under paragraph (a) above (except for Asset Sales that constitute investments permitted under Section 6.02(i)) unless (i) the Borrower or such Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets included in such Asset Sale, (ii) immediately before and immediately after giving effect to such Asset Sale, no Default or Event of Default shall have occurred and be continuing and (iii) at least 75% of the consideration received by the Borrower or such Subsidiary therefor is in the form of cash or cash equivalents paid at the closing thereof, provided, however, that this clause (iii) shall not apply (A) if, after giving effect to such Asset Sale, the aggregate principal amount of all notes or similar debt obligations and the Fair Market Value of all equity securities and other non-cash consideration received by the Borrower from all Asset Sales since the Effective Date (other than (1) non-cash consideration received in Asset Sales covered by the following clause (B) and (2) such notes or similar debt obligations and such equity securities converted into or otherwise disposed of for cash and applied in accordance with Section 2.06(b)) would not exceed the greater of $120,000,000 and 5% of Consolidated Tangible Assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements of the Borrower shall have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004) and (B) to Asset Sales for which the non-cash consideration exceeds 25%, the Net Proceeds of which do not exceed $36,000,000 in the aggregate. The amount (without duplication) of any (x) Indebtedness (other than Subordinated Indebtedness) of the Borrower or such Subsidiary that is expressly assumed by the transferee in such Asset Sale and with respect to which the Borrower or such Subsidiary, as the case may be, is unconditionally released by the holder of such Indebtedness and (y) any notes, securities or similar obligations or items of property received from such transferee that are promptly converted, sold or exchanged by the Borrower or such Subsidiary for cash (to the extent of the cash actually so received), shall be deemed to be cash for purposes of this Section. If at any time any non-cash consideration received by the Borrower or such Subsidiary, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then the date of such conversion or disposition shall be deemed to constitute the date of an Asset Sale hereunder and the Net Proceeds thereof shall be applied in accordance with Section 2.06(b).

         SECTION 6.05. Fundamental Changes. (a) The Borrower shall not, nor shall it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or wind up, liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Person may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Person (other than the Borrower) may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary and (if any party to such merger is a Subsidiary Guarantor) is a Subsidiary Guarantor (iii) any Asset Sale permitted under Section 6.04 may be structured as a merger or consolidation and (iv) any Subsidiary may wind up, liquidate or dissolve if (A) the Borrower determines in good faith that such winding up, liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders and (B) with respect to any winding up, liquidation or dissolution of a Subsidiary Guarantor, all proceeds and distributions resulting from such winding up, liquidation or dissolution shall be made to other Subsidiary Loan Parties, provided that any such merger involving a Person that is not a Wholly Owned Subsidiary of the Borrower immediately prior to such merger shall not be permitted unless also permitted by Sections 6.02, 6.04, 6.08 and 6.14, as applicable.

         (b) The Borrower will not, and will cause the Subsidiaries not to, engage in any business other than the business now being conducted by the Borrower and the Subsidiaries and other businesses directly related or complementary to such business.

         SECTION 6.06. Liens. The Borrower will not, and will not permit any of the Subsidiaries to, incur, create, assume or permit to exist any Lien upon any of its accounts receivable, contract rights, chattel paper, inventory, equipment, instruments, general intangibles or other property or assets of any character, whether now owned or hereafter acquired, or assign or sell any income or receivables (including accounts receivable) or rights in respect thereof, other than (a) Permitted Liens, (b) Liens existing on the Effective Date and set forth on Schedule 6.06, provided that (i) such Liens shall secure only those obligations which they secure on the Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof and (ii) such Liens shall extend only to the assets to which they apply on the Effective Date, (c) Liens on property, plant and equipment acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary, (d) Liens that are permitted by the terms of the Credit Agreement to secure intercompany Indebtedness and (e) Liens that are not permitted by any other clause of this
Section 6.06; provided that at the time any Lien is created under this clause
(e), the aggregate amount of such Lien and all other Liens permitted under this clause (e) (measured, as to each such Lien, as the lesser of the amount secured by such Lien and the fair market value at such time of the assets subject to such Lien), shall not exceed the greater of $120,000,000 and 5% of Consolidated Tangible Assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004).

         SECTION 6.07. Restrictive Agreements. The Borrower will not, and will not permit any of the Subsidiaries to, directly or indirectly, enter into or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets (other than on terms substantially similar to, and no less favorable to the Lenders than, those set forth in the Senior Notes Indenture), or the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien on any Equity Interests of any Subsidiary owned by it (other than on terms substantially similar to, and no less favorable to the Lenders than, those set forth in the Senior Notes Indenture), or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, or by the Credit Agreement as in effect on the date hereof or by the Senior Notes Indenture or by any Refinancing Indebtedness in respect of the foregoing so long as the restrictions and conditions contained in such Refinancing Indebtedness shall not be more restrictive than those contained in the form of the Senior Notes Indenture referred to the definition of such term, (ii) the foregoing shall not apply to restrictions and conditions existing on the Effective Date identified on Schedule 6.07 (but shall apply to any extension or renewal of (other than pursuant to the exercise of existing contractual renewal options), or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of assets or a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the assets or Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, (v) the foregoing shall not apply to restrictions and conditions under any agreement evidencing any Acquired Indebtedness that was permitted to be incurred pursuant to this Agreement and which was not incurred in anticipation or contemplation of the related acquisition, provided that such restrictions and encumbrances only apply to assets that were subject to such restrictions and encumbrances prior to the acquisition of such assets by the Borrower or its Subsidiaries, (vi) clause
(a) of the foregoing shall not apply to customary restrictions and conditions under any agreement evidencing any Lien permitted under Section 6.06(c), provided that such restrictions and conditions only apply to the assets that are subject to the applicable Lien permitted under Section 6.06(c); (vii) the foregoing shall not apply to customary restrictions and conditions contained in operating agreements and other agreements entered into in connection with the formation and governance of joint ventures and other non-wholly owned Subsidiaries in the ordinary course of business; provided that such restrictions and conditions only apply to assets and Equity Interests of the applicable joint venture or non-wholly owned Subsidiary and (viii) the foregoing shall not apply to customary restrictions and conditions under any agreement evidencing any Lien permitted hereunder securing Indebtedness permitted under Section 6.03(a)(I), provided that such restrictions and conditions only apply to the assets of the Subsidiary incurring such Indebtedness that are subject to the applicable Lien.

         SECTION 6.08. Acquisitions. The Borrower will not, and will not permit any of the Subsidiaries to, acquire or enter into any agreement to acquire (a) any Person or Facility, (b) all or substantially all of the assets of any Person or (c) except in the ordinary course of business, assets that are, taken as a whole, substantial in relation to the Borrower, in each case unless (i) the Person or Facility to be acquired is in, or the assets to be acquired are used in, substantially the same line of business as or a line of business reasonably related or complementary to the businesses presently engaged in by the Borrower and the Subsidiaries, and (ii) on each occasion when the aggregate amount of cash expended and Indebtedness assumed in connection with acquisitions permitted pursuant to this Section 6.08 shall have exceeded $50,000,000 and each multiple of $5,000,000 in excess thereof during any Fiscal Year, the Borrower shall have furnished to the Administrative Agent a certificate prepared and certified by a Financial Officer on a historical pro forma basis giving effect to all such acquisitions consummated during the applicable Fiscal Year, which certificate shall demonstrate (x) that no Default or Event of Default would exist immediately after giving effect thereto and (y) that the Leverage Ratio would be equal to or less than the Leverage Ratio set forth in the most recent certificate of a Financial Officer delivered pursuant to Section 5.01(b)(iv), in each case immediately after giving effect to all such acquisitions; provided, however, that (1) no acquisition shall be permitted under this Section 6.08 if a Default or Event of Default would exist immediately after giving effect thereto, and (2) the aggregate amount of cash expended and Indebtedness assumed in connection with acquisitions permitted pursuant to this Section
6.08 shall not exceed (X) at any time prior to the first anniversary of the Effective Date, $60,000,000 during any Fiscal Year and (Y) otherwise, $180,000,000 during any Fiscal Year. Notwithstanding the foregoing provisions of this Section, the Borrower and the Subsidiaries shall be permitted to engage in the Birmingham Hospital Transactions, and the Birmingham Hospital Transactions shall be disregarded for purposes of any calculations under this
Section 6.08.

         SECTION 6.09. Restricted Payments; Certain Prepayments of Indebtedness. (a) The Borrower shall not, and shall not permit any of its Subsidiaries, directly or indirectly, to make any Restricted Payment; provided, however, that (i) the Borrower may, and may permit any of its Subsidiaries to, make Restricted Payments in the ordinary course of business if (A) such Restricted Payment occurs after the first anniversary of the Effective Date, (B) at the time of and after giving effect to such Restricted Payment no Default shall have occurred and be continuing and (C) the amount of such Restricted Payment, when added to the aggregate amount of all Restricted Payments made during the same Fiscal Year, does not exceed the greater of $60,000,000 and 2.5% of Consolidated Tangible Assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004) and (ii) the Borrower may make (A) scheduled cash dividend payments at the times and to the extent required by the terms of the Preferred Stock (as in effect on the Effective
Date) issued and sold in the Preferred Stock Offering and (B) cash payments at any time to reduce the accreted liquidation preference of such Preferred Stock as a result of previously unpaid dividends.

         (b) The Borrower will not, nor will it permit any of the Subsidiaries to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

                  (i) payments of Indebtedness created under this Agreement or the Credit Agreement;

                  (ii) mandatory payments of principal, premium and interest as and when due in respect of any Indebtedness;

                  (iii) any payment or prepayment of Indebtedness with the proceeds of Refinancing Indebtedness;

                  (iv) payments of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or in connection with a casualty or condemnation event related to such property or assets;

                  (v) payments of Acquired Indebtedness;

                  (vi) prepayments of any Indebtedness incurred under Section 6.03(a)(F), (I) or (J) with any other Indebtedness incurred under
         Section 6.03(a)(F), (I) or (J), respectively;

                  (vii) payments of intercompany Indebtedness that has been pledged as collateral under the Credit Agreement that are made for valid business reasons or in connection with the liquidation of Subsidiaries for valid business reasons;

                  (viii) the Birmingham Hospital Transactions;

                  (ix) any payment or prepayment of Indebtedness of any Loan Party to another Loan Party;

                  (x) Permitted Debt Activities;

                  (xi) repurchases, redemptions or prepayments of (A) $10,136,000 principal amount of 8.75% Convertible Senior Subordinated Notes due 2015 of Greenery Rehabilitation Group, Inc. and (B) $6,311,000 principal amount of 6.50% Convertible Subordinated Debentures due 2011 of Greenery Rehabilitation Group, Inc.;

                  (xii) repurchases, redemptions or prepayments of Indebtedness of the Borrower or any Subsidiary in amounts that in the aggregate do not exceed $12,000,000, if immediately prior to and immediately after giving effect to each such repurchase or prepayment, no Default shall have occurred and be continuing; and

                  (xiii) after (A) the Borrower has delivered financial statements under Section 5.01(a)(i), 5.01(b)(ii) or 5.01(b)(iii) and
         (B) one year has passed since the Effective Date, repurchases, redemptions or prepayments of Indebtedness of the Borrower or any Subsidiary in amounts that, in the aggregate, do not exceed the greater of $120,000,000 and 5% of Consolidated Tangible Assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under
         Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004) if immediately prior to and immediately after giving effect to each such repurchase or prepayment no Default shall have occurred and be continuing.

         SECTION 6.10. Compliance with ERISA. The Borrower will not, and will not permit any of the Subsidiaries to:

         (a) permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities;

         (b) permit any accumulated funding deficiency (as defined in Section 302 of ERISA or Section 412 of the Code) with respect to any Pension Plan, whether or not waived;

         (c) fail to make any contribution or payment to any Multiemployer Plan that the Borrower, a Subsidiary or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

         (d) with respect to any Pension Plan, Employee Benefit Plan, engage, or permit any Subsidiary or any ERISA Affiliate to engage, in any "prohibited transaction", as defined in Section 406 of ERISA or Section 4975 of the Code, for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code may be imposed;

         (e) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrower, any Subsidiary or any ERISA Affiliate or increase the obligation of the Borrower, any Subsidiary or any ERISA Affiliate to a Multiemployer Plan if such liability or increase, individually or together with all similar liabilities and increases, is in excess of $6,000,000; or

         (f) fail, or permit any Subsidiary or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code and all other applicable laws and the regulations and interpretations thereof.

         SECTION 6.11. Fiscal Year. The Borrower will not change its fiscal year to a date other than December 31st, nor will it permit any Subsidiary to change its fiscal year (other than a change to conform the fiscal year of a Subsidiary to that of the Borrower).

         SECTION 6.12. Dissolution, etc. The Borrower will not, and will not permit any Subsidiary to, wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except, in the case of a Subsidiary, as permitted under Section 6.05.

         SECTION 6.13. Transactions with Affiliates. Neither the Borrower nor any of its Subsidiaries shall, directly or indirectly, in one transaction or a series of transactions, make any loan, advance, Guarantee or capital contribution to or for the benefit of, or sell, lease, transfer or otherwise dispose of any of its properties or assets to or for the benefit of, or purchase or lease any property or assets from, or enter into or amend any contract, agreement or understanding with or for the benefit of, any Affiliate of the Borrower or any of its Subsidiaries or any Person (or any Affiliate of such Person) holding 5% or more of the Common Equity of the Borrower or any of its Subsidiaries, other than transactions in the ordinary course between the Borrower and its Subsidiaries or among Subsidiaries of the Borrower (an "Affiliate Transaction"), unless the terms of such Affiliate Transactions are fair and reasonable to the Borrower or such Subsidiary, as the case may be, and are at least as favorable as the terms which could be obtained by the Borrower or such Subsidiary, as the case may be, in a comparable transaction made on an arm's-length basis between unaffiliated parties.

         SECTION 6.14. Sale and Leaseback Transactions. The Borrower will not, and will not permit any Subsidiary to, enter into any Sale and Leaseback Transaction other than Specified Sale and Leaseback Transactions unless, as of any date and after giving effect to such Sale and Leaseback Transaction, the aggregate outstanding Attributable Indebtedness in respect of Sale and Leaseback Transactions (other than any Specified Sale and Leaseback Transactions and any Sale and Leaseback Transaction in respect of a fixed or capital asset that is consummated within 180 days after the acquisition or completion of such fixed or capital asset), together with the aggregate amount of all Liens incurred, created, assumed or permitted to exist pursuant to clause (d) of Section 6.06, does not exceed the greater of $120,000,000 and 5% of Consolidated Tangible Assets of the Borrower (or at any time when the Leverage Ratio is less than 5.00 to 1.00, the greater of $240,000,000 and 10% of Consolidated Tangible Assets of the Borrower) as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004).

         SECTION 6.15. Swap Agreements. The Borrower will not enter into any Swap Agreement and will not permit any Swap Agreement to which the Borrower is a party to continue in effect after the Effective Date, except for (a) Swap Agreements entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of the Borrower or any Subsidiary) and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary. The Borrower will not permit any Subsidiary to enter into any Swap Agreement and will not permit any Swap Agreement to which a Subsidiary is a party to continue in effect after the Effective Date.

         SECTION 6.16. Management Contracts. Except for Facilities which, in the reasonable judgment of the Borrower, are no longer useful or profitable in the business of the Borrower and the Subsidiaries and that can be disposed of more economically by contracting for the management thereof by a third Person, the Borrower will not, and will cause the Subsidiaries not to, enter into any agreement whereby the management, supervision or control of its business or any Facility shall be delegated to or placed in any persons other than its governing body and officers, partners and members, the Borrower or a Subsidiary.

         SECTION 6.17. Use of Proceeds. The Borrower will use the proceeds of the Loans solely for the purposes set forth in the preamble to the Credit Agreement. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

         SECTION 6.18. Amendment of Material Agreements. The Borrower will not, nor will it permit any Subsidiary to, permit any waiver, supplement, modification, amendment, termination or release of (i) any Settlement Agreement or (ii) its certificate of incorporation, by-laws or other organizational documents, in each of clauses (i) and (ii), in a manner which could, individually or in the aggregate, reasonably be expected to (A) materially impair the Loan Parties' ability to perform their obligations hereunder or under the Interim Loan Documents or (B) be adverse to the Lenders in any material respect.

         SECTION 6.19. Capital Expenditures. The Borrower and the Subsidiaries will not make Capital Expenditures (other than those funded with proceeds of asset sales or insurance) in any Fiscal Year in an aggregate amount exceeding
(a) $210,000,000 (or $240,000,000 for fiscal year 2010 and each fiscal year thereafter), plus (b) the unused amount (up to $60,000,000) of such $210,000,000 or $240,000,000, as applicable, in the immediately preceding Fiscal Year; provided that Capital Expenditures in any Fiscal Year shall be counted against the base $210,000,000 or $240,000,000, as applicable, amount of Capital Expenditures permitted under this Section 6.19 for such Fiscal Year prior to being counted against any additional amounts available from the immediately preceding Fiscal Year.

         SECTION 6.20. Change of Control. (a) Upon the occurrence of a Change of Control, each Lender shall have the right to require that the Borrower prepay such Lender's Loans at 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of prepayment, in accordance with the terms contemplated by Section 6.20(b).

         (b) Within 30 days following any Change of Control, the Borrower shall mail a notice to each Lender with a copy to the Administrative Agent (the "Change of Control Offer") stating:

                  (i) that a Change of Control has occurred and that such Lender has the right to require the Borrower to prepay such Lender's Loans at 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of prepayment;

                  (ii) the circumstances and relevant facts regarding such Change of Control;

                  (iii) the prepayment date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and

                  (iv) the instructions, as determined by the Borrower, consistent with this Section, that a Lender must follow in order to have its Loans prepaid.

         (c) Lenders electing to have Loans prepaid shall be required to give notice of such election, with an appropriate form duly completed, to the Administrative Agent at the address specified in the notice at least three Business Days prior to the prepayment date. Lenders shall be entitled to withdraw their election if the Administrative Agent receives not later than one Business Day prior to the prepayment date, a telegram, telex, facsimile transmission or letter setting forth the name of the Lender, the principal amount of the Loan with respect to which a prepayment election was made and a statement that such Lender is withdrawing his election to have such Loan prepaid.

                                 ARTICLE VII

                               Events of Default
                               -----------------

         Prior to the Initial Maturity Date, the Events of Default and related provisions and definitions set forth in this Article VII shall apply. On and after the Initial Maturity Date, the Events of Default and related provisions and definitions set forth in this Article VII shall be deemed, without notice to, consent of or any action by any holder or beneficial owner of Loans or Exchange Notes or any other Person, to have been replaced by the Events of Default and related provisions and definitions set forth in Article 6 of the Exchange Note Indenture (which shall not apply prior to the Initial Maturity
Date).

         If a Default or Event of Default shall have occurred and be continuing on the Initial Maturity Date, the provisions of the immediately preceding paragraph shall not affect any such Default or Event of Default (or the actions or circumstances necessary to cure any such Default or Event of Default) and any notices given or cure periods commenced prior to such date with respect to any such Default or Event of Default shall be deemed given or commenced as of the actual dates thereof for all purposes.

         Prior to the Initial Maturity Date (subject to the immediately preceding paragraph), each of following events is an "Event of Default":

         (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

         (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

         (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, or any purported statement of fact contained in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, shall prove to have been incorrect in any material respect when made or delivered or deemed made or delivered;

         (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 1.05, 2.06(b), 5.01(b)(ix), 5.03 (with respect to the Borrower's existence), 5.10, 5.11, 5.12, 5.19 or 9.14 or in Article VI;

         (e) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Interim Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

         (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness or under any Settlement Agreement, when and as the same shall become due and payable (after giving effect to any applicable grace period);

         (g) any event or condition occurs that results in any Material Indebtedness or any obligations under any Settlement Agreement becoming due or being required to be prepaid, repurchased, redeemed or defeased prior to its or their scheduled maturity or any event or condition shall occur that (i) enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf or any party to a Settlement Agreement other than the Borrower or a Subsidiary to cause any Material Indebtedness or any obligations under any Settlement Agreement to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its or their scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer (to the extent not prohibited under this Agreement), or a casualty or condemnation event, of the property or assets securing such Indebtedness;

         (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Material Group of its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Group or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

         (i) the Borrower or any Material Group shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Group or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

         (j) the Borrower or any Material Group shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

         (k) (i) one or more judgments (other than judgments entered pursuant to any Settlement Agreement) for the payment of money in an aggregate amount in excess of $30,000,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or (ii) any action shall be legally taken by a judgment creditor which could reasonably be expected to result in the attachment or levy upon any material assets of the Borrower or any Subsidiary to enforce any such judgment;

         (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding (i) $30,000,000 in any year or (ii) $60,000,000 for all periods;

         (m) the Borrower or any Subsidiary shall have received a notice, order or judgment from or of a Governmental Authority that temporarily or permanently suspends the operations of the business of the Borrower or a Subsidiary (due to a violation of applicable law or otherwise), which suspension could reasonably be expected to result in a Material Adverse Effect, or the Borrower or any Subsidiary shall otherwise, other than in the ordinary course of business (as determined by past practices), suspend all or any part of its operations material to the conduct of the business of the Borrower and the Subsidiaries, taken as a whole, for a period of more than 60 days;

         (n) there shall occur (i) any cancellation, revocation, suspension or termination of any Medicare Certification, Medicare Provider Agreement, Medicaid Certification or Medicaid Provider Agreement affecting the Borrower, any Subsidiary or any Contract Provider, or (ii) the loss of any other permits, licenses, authorizations, certifications or approvals from any federal, state or local Governmental Authority or termination of any contract with any such authority, in either case which cancellation, revocation, suspension, termination or loss (A) in the case of any suspension or temporary loss only, continues for a period greater than 60 days, and (B) results in the suspension or termination of operations of the Borrower or any Subsidiary or in the failure of the Borrower or any Subsidiary or any Contract Provider to be eligible to participate in Medicare or Medicaid programs or to accept assignments of rights to reimbursement under Medicaid Regulations or Medicare Regulations, if and only if such Person, in the ordinary course of business, participates in the Medicare or Medicare programs or accepts assignments of rights to reimbursement thereunder; provided that any such events described in this clause (n) shall constitute an Event of Default only if such event shall result, either individually or in the aggregate, in the termination, cancellation, suspension or material impairment of operations or rights to reimbursement which produce 5% or more of the Borrower's gross revenues (on an annualized basis) or 5% of Consolidated EBITDA for the most recently ended four fiscal quarter period of the Borrower;

         (o) the Subsidiary Guarantees of any material portion of the Subsidiary Guarantors shall cease to be, or shall be asserted by the Borrower or any Subsidiary not to be, valid and enforceable Guarantees of the Obligations, and, solely with respect to such Guarantees of Immaterial Subsidiaries, such failure shall continue unremedied until September 30, 2006; or

         (p) the Borrower or any Subsidiary shall be subject to a criminal indictment.

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:
(i) terminate the Loan Commitments, and thereupon the Loan Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Loan Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                 ARTICLE VIII

                           The Administrative Agent
                           ------------------------

         Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Interim Loan Documents, together with such actions and powers as are reasonably incidental thereto.

         The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

         The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Interim Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers that, under the terms of the Interim Loan Documents, the Administrative Agent is required to exercise as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Interim Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Interim Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Interim Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Interim Loan Document or any other agreement, instrument or document or
(v) the satisfaction of any condition set forth in Article IV or elsewhere in any Interim Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

         The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility provided for herein as well as activities as Administrative Agent.

         Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor provided that such consultation with the Borrower shall not be required if an Event of Default has occurred and is continuing at the time of such appointment. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed in writing between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

         Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Interim Loan Document or related agreement or any document furnished hereunder or thereunder.

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

         SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (i) if to the Borrower, to it at One HealthSouth Parkway, Birmingham, AL 35243, Attention of John Workman (Telecopy No. (205) 969-7582; Telephone No. (205) 970-7900);

                  (ii) if to the Administrative Agent, to Merrill Lynch Capital Corporation, 222 North LaSalle Street, 16th Floor, Chicago, IL 60601, Attention of Jennifer Wesner (Telecopy No. (312) 499-3336; Telephone No. (312) 750-6232; email: jennifer_wesner@ml.com), with a copy to Michael O'Brien, 4 World Financial Center, 22nd Floor, New York, NY 10080 (Telecopy No. (212) 738-1186; Telephone No. (212)
         449-0948; email: m_obrien@ml.com); and

                  (iii) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

         (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

         (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

         SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Interim Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Interim Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Interim Loan Document (other than, after the Initial Maturity Date, the Exchange Note Indenture and the Exchange Notes) or consent to any departure therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time. On and after the execution of the Exchange Note Indenture, the Borrower shall provide notice of any proposed amendment to the Exchange Note Indenture or the Exchange Notes to the Administrative Agent and the Lenders sufficiently in advance of such proposed amendment to provide the Lenders with a reasonable opportunity to exchange Loans for Exchange Notes pursuant to Section 2.04 hereof and participate in the voting with respect to such amendment. The Borrower shall not enter into any amendment of the Exchange Note Indenture or the Exchange Notes unless and until such notice shall have been given sufficiently in advance of such amendment as set forth in the preceding sentence.

         (b) None of this Agreement, any Interim Loan Document (other than the Exchange Notes and the Exchange Note Indenture) or any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower, the Subsidiary Guarantors and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders or, in the case of any other Interim Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Loan Commitment of any Lender without the written consent of such Lender,
(ii) reduce or forgive the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the maturity of any Loan, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Loan Commitment, or permit an Interest Period in excess of the then-applicable period as specified in the definition of "Interest Periods", without the written consent of each Lender affected thereby, (iv) change Section 2.12(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender, (v) change any of the provisions of this Section or the percentage set forth in the definition of "Required Lenders" or any other provision of any Interim Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder without the written consent of each Lender, (vi) release all or substantially all Subsidiary Guarantors from their Subsidiary Guarantees (except as expressly provided in Article X) or limit their liability in respect of such Subsidiary Guarantees, without the written consent of each Lender; (vii) at any time after the occurrence of a Change of Control prior to the Initial Maturity Date, reduce the amount payable by the Borrower upon the prepayment of Loans elected by Lenders for prepayment pursuant to Section 6.20, or change the time by which the Borrower must make a Change of Control Offer and/or prepay the Loans elected by Lenders for prepayment pursuant to Section 6.20, without the written consent of each Lender; (viii) place additional restrictions on the right to exchange Loans for Exchange Notes or modify the rate of such exchange, without the written consent of each Lender or (ix) change, prior to the execution of the Exchange
Note Indenture, any provisions of the Exchange Notes or the Exchange Note Indenture that would require, if any Exchange Notes were outstanding, the approval of all Holders of Exchange Notes, without the written consent of each Lender; provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent without the prior written consent of the Administrative Agent. Notwithstanding the foregoing or any other provision of this Agreement, any provision of this Agreement may be amended by an agreement in writing entered into by the Borrower, the Required Lenders and the Administrative Agent if (x) by the terms of such agreement the Loan Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (y) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

         SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Co-Syndication Agents, the Co-Documentation Agents, the Co-Lead Arrangers and Joint Bookrunners named on the cover page of this Agreement (who shall be third party beneficiaries of the agreements contained in this Section 9.03) (collectively, the "Agent/Arranger Parties") and their respective Affiliates, including the reasonable and documented fees, charges and disbursements of counsel for such agents, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Interim Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the reasonable and documented fees, charges and disbursements of any counsel for any such Person, in connection with the enforcement or protection of its or their rights in connection with this Agreement and the other Interim Loan Documents, including its or their rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations.

         (b) The Borrower shall indemnify each Agent/Arranger Party and each Lender and their respective Affiliates and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with or as a result of (i) the execution or delivery of any Interim Loan Document or any agreement or instrument contemplated hereby, the performance by the parties to the Interim Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby or by any other Interim Loan Document, (ii) any Loan or the use of the proceeds thereof, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any Subsidiary, or any Environmental Liability related in any way to the Borrower or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing (including any such claim, litigation, investigation or proceeding brought by or on behalf of the Borrower or any of its Related Parties), whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or wilful misconduct of such Indemnitee.

         (c) To the extent that the Borrower fails to pay any amount required to be paid by it to any Agent/Arranger Party, or to any Affiliate or Related Party of any such Person, under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to such Person such Lender's Contribution Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount.

         (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, (i) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Interim Loan Document or any agreement or instrument contemplated thereby, the Transactions, any Loan or the use of the proceeds thereof or (ii) for any damages arising from the use by others of Information or other materials obtained through electronic, telecommunications or other information transmission systems.

         (e) All amounts due under this Section shall be payable promptly after written demand therefor.

         SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and Indemnitees and other Persons entitled to expense reimbursement and indemnification under Section 9.03) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Loan Commitments and the Loans at the time owing to it), with the prior written consent (such consent not to be unreasonably withheld or delayed) of the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of a Loan or portion thereof to a Lender, an Affiliate of a Lender or an Approved Fund; provided, further, that, prior to September 30, 2006, the prior written consent of the Borrower shall be required with respect to any proposed assignment by an Initial Lender if, after giving effect thereto, the Initial Lenders would not collectively hold more than 50% of the aggregate principal amount of the outstanding Loans.

                  (ii) Assignments shall be subject to the following additional conditions:

                  (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Loan Commitment or Loans (which remaining amount shall be deemed to include, for purposes of this clause, the aggregate amount of Loan Commitments and Loans held by any Affiliate of the assigning Lender), the amount of the Loan Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consents, provided that in the event of concurrent assignments to two or more assignees that are Affiliates of one another, or to two or more Approved Funds managed by the same investment advisor or by affiliated investment advisors, all such concurrent assignments shall be aggregated in determining compliance with this subsection and; provided, further, that no consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

                  (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

                  (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that in the event of concurrent assignments to two or more assignees that are Affiliates of one another, or to two or more Approved Funds managed by the same investment advisor or by affiliated investment advisors, only one such fee shall be payable;

                  (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee's compliance procedures and applicable laws, including Federal and state securities laws; and

                  (E) in the case of an assignment by a Lender to a CLO (as defined below) managed by such Lender or by an Affiliate of such Lender, unless such assignment (or an assignment to a CLO managed by the same manager or an Affiliate of such manager) shall have been approved by the Borrower (the Borrower hereby agreeing that such approval, if requested, will not be unreasonably withheld or delayed), the assigning Lender shall retain the sole right to approve any amendment, modification or waiver of any provision of this Agreement, except that the Assignment and Assumption between such Lender and such CLO may provide that such Lender will not, without the consent of such CLO, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such CLO.

         For purposes of this Section 9.04(b), the terms "Approved Fund" and "CLO" have the following meanings:

         "Approved Fund" means (a) with respect to any Lender, a CLO managed by such Lender or by an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "CLO" means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course and is administered or managed by a Lender or an Affiliate of such Lender.

                  (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.09, 2.10, 2.11 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

                  (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Loan Commitment of, and principal amount and any stated interest thereon of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

         (c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Loan Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.09, 2.10 and 2.11 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by applicable law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.12(c) as though it were a Lender.

                  (ii) A Participant shall not be entitled to receive any greater payment under Section 2.09 or 2.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.11 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with
         Section 2.11(e) as though it were a Lender.

         (d) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent or Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Loan Commitments have not expired or terminated. The provisions of Sections 2.09, 2.10, 2.11 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Loan Commitments or the termination of this Agreement or any provision hereof.

         SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Interim Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, except that the provisions of any commitment and fee letters between the Borrower and the other Persons serving as Agents or named on the cover page of this Agreement shall continue in full force and effect and shall not be superseded hereby. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

         SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of
Process.

                  (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Interim Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Nothing in this Agreement or any other Interim Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Interim Loan Document against the Borrower or its properties in the courts of any jurisdiction.

                  (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Interim Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section
         9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law.

         SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY INTERIM LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         SECTION 9.12. Confidentiality. (a) The Administrative Agent and each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) on a need-to-know basis, to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Interim Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (vii) with the consent of the Borrower or (viii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         (b) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12(a) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

         (c) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

         SECTION 9.13. Additional Agents. None of the Lenders or other entities identified on the facing page of, signature pages of or elsewhere in this Agreement as a Co-Syndication Agent, Co-Documentation Agent, Joint Bookrunner or Co-Lead Arranger shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, as to any such entity that is a Lender, those applicable to all Lenders as such. Without limiting the foregoing, none of such entities shall have or be deemed to have any fiduciary relationship with any other Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other entities so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

         SECTION 9.14. Patriot Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the USA Patriot Act. The Borrower shall promptly, following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act.

                                  ARTICLE X

                             Subsidiary Guarantees
                             ---------------------

         SECTION 10.01. Guarantees. Each Subsidiary Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally, to each Lender and to the Administrative Agent and its successors and assigns (a) the full and punctual payment of principal of and interest on the Loans when due, whether at maturity, by acceleration, by mandatory prepayment or otherwise, and all other monetary obligations of the Borrower under this Agreement and the other Interim Loan Documents (other than the Exchange Notes and the Exchange Note Indenture) and (b) the full and punctual performance within applicable grace periods of all other obligations of the Borrower under this Agreement and such other Interim Loan Documents (all the foregoing being hereinafter collectively called the "Guaranteed Obligations"). Each Subsidiary Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Subsidiary Guarantor and that such Subsidiary Guarantor will remain bound under this Article X notwithstanding any extension or renewal of any Obligation.

         Each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Borrower of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Subsidiary Guarantor waives notice of any default on the Guaranteed Obligations. The obligations of each Subsidiary Guarantor hereunder shall not be affected by (1) the failure of any Lender or the Administrative Agent to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Person (including any Subsidiary Guarantor) under this Agreement, the other Interim Loan Documents or any other agreement or otherwise; (2) any extension or renewal of any thereof; (3) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, the other Interim Loan Documents or any other agreement; (4) the release of any security held by any Lender or the Administrative Agent for the Guaranteed Obligations or any of them; (5) the failure of any Lender or the Administrative Agent to exercise any right or remedy against any other Guarantor of the Guaranteed Obligations; or (6) except as set forth in Section 10.06, any change in the ownership of such Subsidiary Guarantor.

         Each Subsidiary Guarantor further agrees that its Subsidiary Guaranty herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Lender or the Administrative Agent to any security held for payment of the Guaranteed Obligations.

         Except as expressly set forth in Sections 10.02 and 10.06, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Lender or the Administrative Agent to assert any claim or demand or to enforce any remedy under this Agreement, the other Interim Loan Documents or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Subsidiary Guarantor or would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity.

         Each Subsidiary Guarantor further agrees that its Guaranty herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by any Lender or the Administrative Agent upon the bankruptcy or reorganization of the Borrower or otherwise.

         In furtherance of the foregoing and not in limitation of any other right which any Lender or the Administrative Agent has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Borrower to pay the principal of or interest on any Obligation when and as the same shall become due, whether at maturity, by acceleration, by mandatory prepayment or otherwise, or to perform or comply with any other Obligation, each Subsidiary Guarantor hereby promises to and shall, upon receipt of written demand by the Administrative Agent, forthwith pay, or cause to be paid, in cash, to the Lenders or the Administrative Agent an amount equal to the sum of (A) the unpaid amount of such Guaranteed Obligations, (B) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (C) all other monetary Guaranteed Obligations of the Borrower to the Lenders and the Administrative Agent.

         Each Subsidiary Guarantor agrees that, as between it, on the one hand, and the Lenders and the Administrative Agent, on the other hand, (i) the maturity of the Guaranteed Obligations may be accelerated as provided in
Article VII for the purposes of such Subsidiary Guarantor's Subsidiary Guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and
(ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article VII, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Section.

         Each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Administrative Agent or any Lender in enforcing any rights under this Section.

         SECTION 10.02. Limitation on Liability. Any term or provision of this Agreement to the contrary notwithstanding, the maximum aggregate amount of the Obligations Guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum amount that can be hereby Guaranteed without rendering this Agreement, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

         SECTION 10.03. Successors and Assigns. This Article X shall be, subject to Section 10.06, binding upon each Subsidiary Guarantor and its successors and assigns and shall enure to the benefit of the successors and assigns of the Administrative Agent and the Lenders and, in the event of any transfer or assignment of rights by any Lender or the Administrative Agent, the rights and privileges conferred upon that party in this Agreement and in the other Interim Loan Documents shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Agreement.

SECTION 10.04. ..No Waiver. Neither a failure nor a delay on the part of either the Administrative Agent or the Lenders in exercising any right, power or privilege under this Article X shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Administrative Agent and the Lenders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article X at law, in equity, by statute or otherwise.

         SECTION 10.05. Modification. No modification, amendment or waiver of any provision of this Article X, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

         SECTION 10.06. Release of Subsidiary Guarantor. A Subsidiary Guarantor will be released from its obligations under this Article X (other than any obligation that may have arisen under Section 10.07):

                  (1) upon the sale (including any sale pursuant to any exercise of remedies by a holder of Senior Indebtedness of the Borrower or of such Subsidiary Guarantor) or other disposition (including by way of consolidation or merger) of a Subsidiary Guarantor;

                  (2) upon the sale or disposition of all or substantially all the assets of such Subsidiary Guarantor;

                  (3) at such time as such Subsidiary Guarantor does not have any Indebtedness outstanding that would have required such Subsidiary Guarantor to enter into a Guaranty Agreement pursuant to Section 5.16 and the Borrower provides an Officers' Certificate to the Administrative Agent certifying that no such Indebtedness is outstanding and that the Borrower elects to have such Subsidiary Guarantor released from this Article X;

                  (4) upon the full satisfaction of the Borrower's obligations under this Agreement;

provided, however, that in the case of clauses (1) and (2) above, (i) such sale or other disposition is made to a Person other than the Borrower or an Affiliate of the Borrower, (ii) such sale or disposition is otherwise permitted by this Agreement and (iii) the Borrower provides an Officers' Certificate to the Administrative Agent to the effect that the Borrower will comply with its obligations under Sections 2.06(b) and 6.04.

         At the request of the Borrower, the Administrative Agent shall execute and deliver an appropriate instrument evidencing such release.

         SECTION 10.07. Contribution. Each Subsidiary Guarantor that makes a payment under its Subsidiary Guaranty shall be entitled upon payment in full of all Guaranteed Obligations under this Agreement to a contribution from each other Subsidiary Guarantor in an amount equal to such other Subsidiary Guarantor's pro rata portion of such payment based on the respective net assets of all the Subsidiary Guarantors at the time of such payment determined in accordance with GAAP.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                         HEALTHSOUTH CORPORATION,

                            By  /s/ JAY GRINNEY
                                ---------------------------------------------
                                Name:  Jay Grinney
                                Title: President and Chief Executive Officer


                         MERRILL LYNCH CAPITAL CORPORATION,
                         individually and as Administrative Agent,

                            by  /s/ MICHAEL E. O'BRIEN
                               ---------------------------------------------
                               Name:  Michael E. O'Brien
                               Title: Vice President

                         CITICORP NORTH AMERICA, INC.,
                                     individually and as Co-Syndication Agent,

                            By    /s/ RICHARD C. ZOGHEB
                                 ---------------------------------------------
                                 Name:   Richard C. Zogheb
                                 Title:  Vice President


                         JPMORGAN CHASE BANK, N.A., individually
                         and as Co-Syndication Agent,

                            By    /s/ DAWN LEE LUM
                                 ---------------------------------------------
                                 Name:   Dawn Lee Lum
                                 Title:  Vice President

                         DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH,
                         individually and as Co-Documentation
                         Agent,

                            By    /s/ RYAN ZANIN
                                 ---------------------------------------------
                                 Name:   Ryan Zanin
                                 Title:  Managing Director


                            By    /s/ VICTORIA MUNSELL
                                 ---------------------------------------------
                                 Name:   Victoria Munsell
                                 Title:  Managing Director


                         GOLDMAN SACHS CREDIT PARTNERS L.P.,
                         individually and as Co-Documentation Agent,

                            By    /s/ WILLIAM W. ARCHER
                                 ---------------------------------------------
                                 Name:   William W. Archer
                                 Title:  Managing Director


                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                         individually and as Co-Documentation Agent,

                              by  /s/ CHRIS McCOY
                                ---------------------------------------------
                                  Name:  Chris McCoy
                                  Title: Vice President


                         EACH CORPORATION SET FORTH
                         ON ANNEX I HERETO

                            By  /s/ JAY GRINNEY
                                ---------------------------------------------
                                Name:  Jay Grinney
                                Title: President

Collin County Rehabilitation Associates Limited Partnership

By: Rehabilitation Hospital of Plano, Inc.
Its:  General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President

HEALTHSOUTH Bakersfield Rehabilitation Hospital Limited Partnership

By:  HEALTHSOUTH Properties Corporation
Its: General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


HEALTHSOUTH Diagnostic Center of Colorado Springs Limited Partnership

By:  Diagnostic Health Corporation
Its: General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


HEALTHSOUTH Diagnostic Centers of Tennessee Limited Partnership

By:  HEALTHSOUTH Real Property Holding Corporation
Its:  General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


HEALTHSOUTH Diagnostic Centers of Texas Limited Partnership

By: HEALTHSOUTH Real Property Holding Corporation
Its: General Partner


         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


HEALTHSOUTH Meridian Point Rehabilitation Hospital Limited Partnership

By: HEALTHSOUTH Properties Corporation
Its: General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President



HEALTHSOUTH Northern Kentucky Rehabilitation Hospital Limited Partnership

By: HEALTHSOUTH Properties Corporation
Its: General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


HEALTHSOUTH of Largo Limited Partnership

By: HEALTHSOUTH Real Property Holding Corporation
Its:  General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


HEALTHSOUTH of Fort Lauderdale Limited Partnership

By: HEALTHSOUTH Real Property Holding Corporation
Its: General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President



HEALTHSOUTH of Ohio Limited Partnership

By: HEALTHSOUTH Real Property Holding Corporation
Its: General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President



HEALTHSOUTH of Sarasota Limited Partnership

By:  HEALTHSOUTH Real Property Holding Corporation
Its: General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


HEALTHSOUTH of Tallahassee Limited Partnership

By:  HEALTHSOUTH Real Property Holding Corporation
Its: General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


HEALTHSOUTH Rehabilitation Center of New Hampshire, Ltd.

By:  HEALTHSOUTH Corporation
Its: General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


HEALTHSOUTH Rehabilitation Hospital of Arlington Limited Partnership

By: HEALTHSOUTH Properties Corporation
Its: General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


HEALTHSOUTH Rehabilitation Institute of Tucson Limited Partnership

By:  HEALTHSOUTH Properties Corporation
Its: General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


HEALTHSOUTH Valley of the Sun Rehabilitation Hospital Limited Partnership

By: HEALTHSOUTH Properties Corporation
Its:  General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


Rehabilitation Hospital of Nevada-Las Vegas, L.P.

By:  Rehabilitation Hospital of Nevada-Las Vegas, Inc.
Its: General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


Sarasota LTAC Properties, LLC

By:  HEALTHSOUTH Corporation
Its:  Member

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


Southern Arizona Regional Rehabilitation Hospital, L.P.

By:  Continental Rehabilitation Hospital of Arizona, Inc.
Its:  General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President


Terre Haute Regional Rehabilitation Hospital, L.P.

By:  Terre Haute Rehabilitation Hospital, Inc.
Its:  General Partner

         By:    /s/ JAY GRINNEY
                ----------------------------
                Jay Grinney, its President

                                                                         Annex I

                               Transaction Parties
                               -------------------

Advantage Health Corporation
Advantage Health Harmarville Rehabilitation Corporation
ASC Network Corporation
Baton Rouge Rehab, Inc.
CMS Jonesboro Rehabilitation, Inc.
Continental Medical Systems, Inc.
HEALTHSOUTH Medical Center, Inc. LTAC of Sarasota, Inc.
HEALTHSOUTH of Altoona, Inc.
HEALTHSOUTH of Austin, Inc.
HEALTHSOUTH of Charleston, Inc.
HEALTHSOUTH of East Tennessee, Inc.
HEALTHSOUTH of Fort Smith, Inc.
HEALTHSOUTH of Henderson, Inc.
HEALTHSOUTH of Houston, Inc.
HEALTHSOUTH of Montgomery, Inc.
HEALTHSOUTH of Nittany Valley, Inc.
HEALTHSOUTH of Reading, Inc.
HEALTHSOUTH of San Antonio, Inc.
HEALTHSOUTH of South Carolina, Inc.
HEALTHSOUTH of Spring Hill, Inc.
HEALTHSOUTH of Texarkana, Inc.
HEALTHSOUTH of Texas, Inc.
HEALTHSOUTH of Toms River, Inc.
HEALTHSOUTH of Utah, Inc.
HEALTHSOUTH of York, Inc.
HEALTHSOUTH of Yuma, Inc.
HEALTHSOUTH Properties Corporation
HEALTHSOUTH Real Property Holding Corporation
HEALTHSOUTH Rehabilitation Center, Inc.
HEALTHSOUTH Specialty Hospital, Inc.
HEALTHSOUTH Sub-Acute Center of Mechanicsburg, Inc.
HEALTHSOUTH Surgery Centers-West, Inc.
HEALTHSOUTH Surgical Center of Tuscaloosa, Inc.
Kansas Rehabilitation Hospital, Inc.
National Surgery Centers, Inc.
New England Rehabilitation Center, Inc.
Rebound, Inc.
Rehab Concepts Corp.
Rehabilitation Hospital Corporation of America
Rehabilitation Hospital of Colorado Springs, Inc.
Rehabilitation Hospital of Nevada - Las Vegas, Inc.
Surgery Center Holding Corporation

Surgical Care Affiliates, Inc.
Surgical Health Corporation
Tarrant County Rehabilitation Hospital, Inc.
Terre Haute Rehabilitation Hospital, Inc.
Chiron, Inc.
CMS Development and Management Company, Inc.
Continental Medical of Arizona, Inc.
Continental Rehabiltiaiton Hospital of Arizona, Inc.
Diagnostic Health Corporation
HEALTHSOUTH Diagnostic Centers, Inc.
HEALTHSOUTH Holdings, Inc.
HEALTHSOUTH of Dohan, Inc.
HEALTHSOUTH of Erie, Inc.
HEALTHSOUTH of Mechanicsburg, Inc.
HEALTHSOUTH of Midland, Inc.
HEALTHSOUTH of New Mexico, Inc.
HEALTHSOUTH of Pittsburgh, Inc.
HEALTHSOUTH of Treasure Coast, Inc.
HEALTHSOUTH Rehabilitation Center of New Hampshire, Ltd.
HEALTHSOUTH S.C. of Portland, Inc.
HEALTHSOUTH S.C. of Scottsdale-Bell Road, Inc.
HEALTHSOUTH Surgery Center of Fairfield, Inc.
HSC of Beaumont, Inc.
HVPG of California, Inc.
Lakeland Physicians Medical Building, Inc.
Lakeshore System Services of Florida, Inc.
Little Rock-SC, Inc.
National Imaging Affiliates of Fayetteville, Inc.
National Imaging Affiliates, Inc.
Neuro Imaging Institute, Inc.
New England Rehabilitation Hospital, Inc.
NSC Connecticut, Inc.
NSC Houston, Inc.
NSC Seattle, Inc.
Pacific Rehabilitation & Sports Medicine, Inc.
Rehabilitation Hospital of Plano, Inc.
SCA-Roseland, Inc.
SCA-Shelby Development Corp.
SelectRehab, Inc.
Sherwood Rehabilitation Hospital, Inc.
Surgicare of Huntsville, Inc.
Surgicare of Laguna Hills, Inc.
Tyler Rehabilitation Hospital, Inc.
Western Neuro Care, Inc.

                                                                      EXHIBIT A


                                   [Form of]

                           ASSIGNMENT AND ASSUMPTION

         Reference is made to the Interim Loan Agreement dated as of March 10, 2006 (as amended, modified and supplemented and in effect from time to time, the "Interim Loan Agreement") among HealthSouth Corporation, a Delaware corporation, the Subsidiary Guarantors party thereto, the Lenders party thereto and Merrill Lynch Capital Corporation, as Administrative Agent. Terms defined in the Interim Loan Agreement are used herein as defined therein.

         _______________________ (the "Assignor") and _______________________
(the "Assignee") agree as follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Assignment Date as set forth in Schedule 1 hereto (the "Assignment Date"), an interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Interim Loan Agreement with respect to the interim loan facility contained in the Interim Loan Agreement (the "Assigned Facility"), in a principal amount and percentage for the Assigned Facility as set forth on
Schedule 1.

         2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Interim Loan Agreement or any other instrument or document furnished pursuant thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Interim Loan Agreement or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligation or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Interim Loan Agreement or any other instrument or document furnished pursuant hereto or thereto; and (iii) attaches the promissory note(s), if any, held by it evidencing the Assigned Facility and requests that the Administrative Agent exchange such promissory note(s), if any, for a new promissory note or promissory notes payable to the Assignor (if the Assignor has retained any interest in the Assigned Facility) and a new promissory note or promissory notes payable to the Assignee, if requested by the Assignee, in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Assignment Date).

         3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Assumption; (ii) confirms that it has received a copy of the Interim Loan Agreement, together with copies of the financial statements delivered pursuant to Section 5.01 thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption;
(iii) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Interim Loan Agreement or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Interim Loan Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Interim Loan Agreement and will perform in accordance with its terms all the obligations which by the terms of the Interim Loan Agreement are required to be performed by it as a Lender[; and (vi) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Interim Loan Agreement and the promissory notes or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty](1).

         4. Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance, effective as of the Assignment Date provided that all of the applicable conditions set forth in the Interim Loan Agreement are satisfied.

         5. Upon such acceptance, from and after the Assignment Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee, which accrue subsequent to the Assignment Date.

         6. From and after the Assignment Date, (i) the Assignee shall be a party to the Interim Loan Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender thereunder and under the other Interim Loan Documents and shall be bound by the provisions thereof and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Interim Loan Agreement except as provided in Section 9.04 of the Interim Loan Agreement.

----------------

(1) If the Assignee is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code).




         7. This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

         8. This Assignment and Assumption may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Assignment and Assumption by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed as of the date first above written.

                                                [NAME OF ASSIGNOR]


                                                By:
                                                   -----------------------
                                                   Name:
                                                   Title:


                                                [NAME OF ASSIGNEE]


                                                By:
                                                   -----------------------
                                                   Name:
                                                   Title:


         The Administrative Agent hereby approves of the assignment to the Assignee.(2)

MERRILL LYNCH CAPITAL CORPORATION, as
Administrative Agent


By:
   ---------------------------
   Name:
   Title:

         [The Borrower hereby approves of the assignment to the Assignee.](3)

HEALTHSOUTH CORPORATION, as
Borrower


By:
   -----------------------
   Name:
   Title:


-----------------

(2) The Administrative Agent's consent is not required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund.

(3) The Borrower's consent is required only for an assignment prior to September 30, 2006 by an Initial Lender that, after giving effect thereto, results in the Initial Lenders not collectively holding more than 50% of the aggregate principal amount of the outstanding Loans.

                                   Schedule 1
                                   ----------


Assigned Interest:                            __________________________

Assignment Date:                              __________________________

Percentage of Loans and
Loan Commitment Assigned:                     __________________________

Total Amount of Loan
Commitment Assigned:(1)                       __________________________

Principal Amount of Loans
Assigned:(1)                                         __________________________



--------------------------------

[1] Pursuant to Section 9.04(b) of the Interim Loan Agreement, except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the Assignor's Loan Commitment or Loans, the amount of the Loan Commitment or Loans assigned hereunder may not be less than $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consents, provided that in the event of concurrent assignments to two or more assignees that are Affiliates of one another, or two or more Approved Funds managed by the same investment advisor or by affiliated investment advisors, all such concurrent assignments shall be aggregated in determining compliance with the foregoing, and provided further that no consent of the Borrower shall be required if an Event of Default has occurred and is continuing.

                                                                      EXHIBIT C





-------------------------------------------------------------------------------
-------------------------------------------------------------------------------







                            HEALTHSOUTH CORPORATION,
                                   as Issuer

                         Senior Exchange Notes Due 2014





                      -----------------------------------

                            EXCHANGE NOTE INDENTURE

                                Dated as of [ ]


                      -----------------------------------


                                      [ ],
                                   as Trustee










-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                             CROSS-REFERENCE TABLE

       TIA                                                        Indenture
     Section                                                       Section
     -------                                                       -------

310(a)(1)              ............................................. 7.10
    (a)(2)             ............................................. 7.10
    (a)(3)             ............................................. N.A.
    (a)(4)             ............................................. N.A.
    (b)                ............................................. 7.08; 7.10
    (c)                ............................................. N.A.
311(a)                 ............................................. 7.11
    (b)                ............................................. 7.11
    (c)                ............................................. N.A.
312(a)                 ............................................. 2.05
    (b)                ............................................. 11.03
    (c)                ............................................. 11.03
313(a)                 ............................................. 7.06
    (b)(1)             ............................................. N.A.
    (b)(2)             ............................................. 7.06
    (c)                ............................................. 11.02
    (d)                ............................................. 7.06
314(a)                 ............................................. 4.02;
                       ............................................. 11.02
    (b)                ............................................. N.A.
    (c)(1)             ............................................. 11.04
    (c)(2)             ............................................. 11.04
    (c)(3)             ............................................. N.A.
    (d)                ............................................. N.A.
    (e)                ............................................. 11.05
    (f)                ............................................. 4.10
315(a)                 ............................................. 7.01
    (b)                ............................................. 7.05; 11.02
    (c)                ............................................. 7.01
    (d)                ............................................. 7.01
    (e)                ............................................. 6.11
316(a)(last sentence)  ............................................. 11.06
    (a)(1)(A)          ............................................. 6.05
    (a)(1)(B)          ............................................. 6.04
    (a)(2)             ............................................. N.A.
    (b)                ............................................. 6.07
317(a)(1)              ............................................. 6.08
    (a)(2)             ............................................. 6.09
    (b)                ............................................. 2.04
318(a)                 ............................................. 11.01
                           N.A. means Not Applicable.

---------------

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

                                   Article 1

                   Definitions and Incorporation by Reference

SECTION 1.01.       Definitions..............................................1
SECTION 1.02.       Other Definitions.......................................21
SECTION 1.03.       Incorporation by Reference of Trust Indenture Act.......21
SECTION 1.04.       Rules of Construction...................................22

                                   Article 2

                                 The Securities

SECTION 2.01.       Principal Amount and Maturity...........................22
SECTION 2.02.       Interest Rates..........................................23
SECTION 2.03.       Transferability.........................................24
SECTION 2.04.       Procedure for Exchange..................................24
SECTION 2.05.       Form and Dating.........................................24
SECTION 2.06.       Execution and Authentication............................24
SECTION 2.07.       Registrar and Paying Agent..............................25
SECTION 2.08.       Paying Agent To Hold Money in Trust.....................26
SECTION 2.09.       Securityholder Lists....................................26
SECTION 2.10.       Transfer and Exchange...................................26
SECTION 2.11.       Replacement Securities..................................26
SECTION 2.12.       Outstanding Securities..................................27
SECTION 2.13.       Temporary Securities....................................27
SECTION 2.14.       Cancellation............................................27
SECTION 2.15.       Defaulted Interest......................................27
SECTION 2.16.       CUSIP and ISIN Numbers..................................27

                                   Article 3

                                   Redemption

SECTION 3.01.       Mandatory and Optional Redemption.......................28
SECTION 3.02.       Selection of Securities to Be Redeemed..................29
SECTION 3.03.       Notice of Redemption....................................29
SECTION 3.04.       Effect of Notice of Redemption..........................30
SECTION 3.05.       Deposit of Redemption Price.............................30
SECTION 3.06.       Securities Redeemed in Part.............................30

                                   Article 4

                                   Covenants

SECTION 4.01.       Payment of Securities...................................30
SECTION 4.02.       SEC Reports.............................................31
SECTION 4.03.       Limitation on Additional Indebtedness and
                      Subsidiary Preferred Stock............................31
SECTION 4.04.       Limitation on Restricted Payments.......................33
SECTION 4.05.       Limitation on Restrictions on Distributions from
                      Subsidiaries..........................................35
SECTION 4.06.       Limitation on Asset Sales...............................36
SECTION 4.07.       Limitation on Affiliate Transactions....................39
SECTION 4.08.       Change of Control.......................................40
SECTION 4.09.       Limitation on Liens.....................................41
SECTION 4.10.       Limitation on Sale and Leaseback Transactions...........42
SECTION 4.11.       Future Guarantors.......................................42
SECTION 4.12.       Compliance Certificate..................................42
SECTION 4.13.       Further Instruments and Acts............................43
SECTION 4.14.       Take-Out Financing......................................43

                                   Article 5

                               Successor Company

SECTION 5.01.       When Company May Merge or Transfer Assets...............43

                                   Article 6

                             Defaults and Remedies

SECTION 6.01.       Events of Default.......................................45
SECTION 6.02.       Acceleration............................................46
SECTION 6.03.       Other Remedies..........................................47
SECTION 6.04.       Waiver of Past Defaults.................................47
SECTION 6.05.       Control by Majority.....................................47
SECTION 6.06.       Limitation on Suits.....................................48
SECTION 6.07.       Rights of Holders to Receive Payment....................48
SECTION 6.08.       Collection Suit by Trustee..............................48
SECTION 6.09.       Trustee May File Proofs of Claim........................48
SECTION 6.10.       Priorities..............................................49
SECTION 6.11.       Undertaking for Costs...................................49
SECTION 6.12.       Waiver of Stay or Extension Laws........................49

                                   Article 7

                                    Trustee

SECTION 7.01.       Duties of Trustee.......................................50
SECTION 7.02.       Rights of Trustee.......................................51
SECTION 7.03.       Individual Rights of Trustee............................52
SECTION 7.04.       Trustee's Disclaimer....................................52
SECTION 7.05.       Notice of Defaults......................................52
SECTION 7.06.       Reports by Trustee to Holders...........................52
SECTION 7.07.       Compensation and Indemnity..............................53
SECTION 7.08.       Replacement of Trustee..................................53
SECTION 7.09.       Successor Trustee by Merger.............................54
SECTION 7.10.       Eligibility; Disqualification...........................54
SECTION 7.11.       Preferential Collection of Claims Against Company.......55

                                   Article 8

                       Discharge of Indenture; Defeasance

SECTION 8.01.       Discharge of Liability on Securities; Defeasance........55
SECTION 8.02.       Conditions to Defeasance................................56
SECTION 8.03.       Application of Trust Money..............................57
SECTION 8.04.       Repayment to Company....................................57
SECTION 8.05.       Indemnity for Government Obligations....................57
SECTION 8.06.       Reinstatement...........................................57

                                   Article 9

                                   Amendments

SECTION 9.01.       Without Consent of Holders..............................58
SECTION 9.02.       With Consent of Holders.................................59
SECTION 9.03.       Compliance with Trust Indenture Act.....................60
SECTION 9.04.       Revocation and Effect of Consents and Waivers...........60
SECTION 9.05.       Notation on or Exchange of Securities...................60
SECTION 9.06.       Trustee To Sign Amendments..............................60
SECTION 9.07.       Payment for Consent.....................................61

                                   Article 10

                             Subsidiary Guaranties

SECTION 10.01.      Guaranties..............................................61
SECTION 10.02.      Limitation on Liability.................................63
SECTION 10.03.      Successors and Assigns..................................63
SECTION 10.04.      No Waiver...............................................63
SECTION 10.05.      Modification............................................63
SECTION 10.06.      Release of Subsidiary Guarantor.........................63
SECTION 10.07.      Contribution............................................64

                                   Article 11

                                 Miscellaneous

SECTION 11.01.      Trust Indenture Act Controls............................64
SECTION 11.02.      Notices.................................................64
SECTION 11.03.      Communication by Holders with Other Holders.............65
SECTION 11.04.      Certificate and Opinion as to Conditions Precedent......65
SECTION 11.05.      Statements Required in Certificate or Opinion...........65
SECTION 11.06.      When Securities Disregarded.............................66
SECTION 11.07.      Rules by Trustee, Paying Agent and Registrar............66
SECTION 11.08.      Legal Holidays..........................................66
SECTION 11.09.      Governing Law...........................................66
SECTION 11.10.      No Recourse Against Others..............................66
SECTION 11.11.      Successors..............................................66
SECTION 11.12.      Multiple Originals......................................67
SECTION 11.13.      Table of Contents; Headings.............................67

Appendix

Exhibit A -       Form of Increasing Rate Note

Exhibit B -       Form of Fixed Rate Note

Exhibit C -       Registration Rights of Holders of Exchange Notes

Exhibit D -       Form of Transferee Letter of Representation

Exhibit E -       Form of Incumbency Certificate

                                    EXCHANGE NOTE INDENTURE dated as of [ ],
                           among HealthSouth Corporation, a Delaware corporation (the "Company"), the Subsidiary Guarantors from time to time party hereto and [ ], as Trustee.


         Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's Securities.

                                   Article 1

                   Definitions and Incorporation by Reference
                   ------------------------------------------

         SECTION 1.01. Definitions.

         "Acquired Indebtedness" means (i) with respect to any Person that becomes a Subsidiary of the Company after the Initial Maturity Date, Indebtedness of such Person and its Subsidiaries existing at the time such Person becomes a Subsidiary of the Company and (ii) with respect to the Company or any of its Subsidiaries, any Indebtedness assumed by the Company or any of its Subsidiaries in connection with the acquisition of an asset from another Person.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Asset Sale" for any Person means the sale, lease, conveyance or other disposition (including by merger or consolidation, and whether by operation of law or otherwise) of any of that Person's assets (including the sale or other disposition of Capital Stock of any Subsidiary of such Person, whether by such Person or by such Subsidiary), whether owned on the Initial Maturity Date or subsequently acquired, in one transaction or a series of related transactions, in which such Person and/or its Subsidiaries sell, lease, convey or otherwise dispose of: (i) all or substantially all of the Capital Stock of any of such Person's Subsidiaries; (ii) assets which constitute all or substantially all of any division or line of business of such Person or any of its Subsidiaries; or
(iii) any other assets of such Person or any of its Subsidiaries, other than in the ordinary course of business, provided, that the Fair Market Value thereof shall be at least 1% of Consolidated Tangible Assets at such time; provided, however, that the following shall not constitute Asset Sales: (a) transactions between the Company and any of its Subsidiaries or among such Subsidiaries; (b) any transaction not prohibited by Section 4.04 hereof or that constitutes a Permitted Investment; (c) any transfer of assets (including Capital Stock) that is governed by and in accordance with Article 5 hereof or the creation of any Lien not prohibited by Section 4.10 hereof; (d) sales of damaged, worn-out or obsolete equipment or assets that, in the Company's reasonable judgment, are no longer either used or useful in the business of the Company or its Subsidiaries; (e) Syndications and resyndication transactions in the ordinary course of business; and (f) any Sale and Leaseback Transaction consisting of a sale or other transfer of a Specified Property (as defined in the Interim Loan Agreement) to a real estate investment trust or other Person within 180 days after completion of all principal construction and improvements set forth in
Schedule 1.01C to the Interim Loan Agreement or in the original notice of such Specified Property delivered to the Trustee and the simultaneous lease of such Specified Property by such real estate investment trust or other Person to the Company or a Subsidiary.

         "Attributable Indebtedness" when used with respect to any Sale and Leaseback Transaction means, as at the time of determination, the present value (discounted at a rate equivalent to the interest rate implicit in the lease, compounded on a semiannual basis) of the total obligations of the lessee for rental payments, after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, utilities and other similar expenses payable by the lessee pursuant to the terms of the lease, during the remaining term of the lease included in any such Sale and Leaseback Transaction or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of a penalty (in which case the rental payments shall include such penalty); provided, that the Attributable Indebtedness with respect to a Sale and Leaseback Transaction shall be no less than the fair market value of the property subject to such Sale and Leaseback Transaction; and provided, further, that Attributable Indebtedness incurred in connection with the Digital Hospital Transaction shall be limited to Indebtedness incurred on a recourse basis by the Company or a Subsidiary of the Company (other than a Joint Venture formed for the purpose of owning, running, operating or managing the Digital Hospital) or Indebtedness with respect to which the Company or any such Subsidiary is otherwise liable on a recourse basis.

         "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

         "Business Day" means each day which is not a Legal Holiday.

         "Capitalized Lease Obligations" of any Person means the obligation of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of penalty.

         "Capital Stock" of any Person means any and all shares, rights to purchase, warrants or options (whether or not currently exercisable), participation or other equivalents of or interest in (however designated) the equity (including common stock, preferred stock and partnership, joint venture and limited liability company interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

         "Change of Control" means the occurrence of any of the following: (i) all or substantially all of the Company's assets are sold as an entirety to any Person or related group of Persons; (ii) there shall be consummated any consolidation or merger of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a Wholly Owned Subsidiary of the Company in which all shares of the Company's Common Equity outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Company's Common Equity would be converted into cash, securities or other property, in each case other than a consolidation or merger of the Company in which the holders of the Company's Common Equity immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power of all classes of Capital Stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after such consolidation or merger in substantially the same proportion as their ownership of the Company's Common Equity immediately before such transaction; (iii) any Person, or any Persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act, together with any affiliates thereof, shall beneficially own (as defined in Rule 13d-3 under the Exchange Act) at least 50% of the total voting power of all classes of Capital Stock of the Company entitled to vote generally in the election of directors of the Company; (iv) at any time during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or
(v) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution.

         "Closing Date" means the date on which the Lenders first make Loans under the Interim Loan Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Equity" of any Person means all Capital Stock of such Person that is generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

         "Company" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the indenture securities.

         "Consolidated Amortization Expense" of any Person for any period means the amortization expense of such Person and its Subsidiaries for such period (to the extent included in the computation of Consolidated Net Income of such Person), determined on a consolidated basis in accordance with GAAP, excluding amortization expense attributable to a prepaid item that was paid in cash in a prior period.

         "Consolidated Depreciation Expense" of any Person means the depreciation expense of such Person and its Subsidiaries for such period (to the extent included in the computation of Consolidated Net Income of such Person), determined on a consolidated basis in accordance with GAAP.

         "Consolidated EBITDA" of any Person means Consolidated Net Income of such Person plus the sum for such Person of (a) Consolidated Income Tax Expense, (b) Consolidated Depreciation Expense, (c) Consolidated Amortization Expense, (d) Consolidated Interest Expense, (e) all other unusual non-cash items or non-recurring non-cash items reducing Consolidated Net Income of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that cash expenditures, to the extent made in respect of items to which the charges referred to in this clause (e) relate, in an aggregate amount in excess of $10,000,000 for any period of four consecutive fiscal quarters, shall be deducted in determining Consolidated EBITDA for the period during which such expenditures are made, (f) any restructuring charges in respect of legal fees associated with the government, class-action and shareholder derivative litigation disclosed on Schedule 3.10 to the Interim Loan Agreement, (g) fees, costs and expenses related to the Transactions (as defined in the Interim Loan Agreement) and the Senior Notes Offering (as defined in the Credit Agreement), (h) any losses from discontinued operations and closed locations, (i) costs and expenses related to the settlement of the Shareholder Litigation and (j) charges in respect of professional fees for reconstruction and restatement of financial statements (including matters related to internal controls and documentation) that relate to the Fiscal Years ended December 31, 2000, 2001, 2002, 2003, 2004 and 2005 and the fiscal quarters occurring during such Fiscal Years, in each case determined on a consolidated basis in accordance with GAAP, and less all unusual non-cash items or non-recurring non-cash items to the extent increasing Consolidated Net Income of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, in each case, for such Person's prior four full fiscal quarters for which financial results have been reported immediately prior to the determination date.

         "Consolidated Income Tax Expense" means, for any Person for any period, the provision for taxes based on income and profits of such Person and its Subsidiaries to the extent such provision for income taxes was deducted in computing Consolidated Net Income of such Person for such period, determined on a consolidated basis in accordance with GAAP.

         "Consolidated Interest Expense" of any Person for any period means, without duplication, (i) the Interest Expense of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, plus (ii) the dividend requirements of such Person and its Subsidiaries with respect to Disqualified Stock and with respect to all other Preferred Stock of Subsidiaries of such Person (in each case whether in cash or otherwise (except dividends payable to the Company or its Subsidiaries and except for dividends payable solely in Capital Stock (other than Disqualified Stock) of such Person or such Subsidiary)) paid, accrued or accumulated during such period.

         "Consolidated Net Income" of any Person for any period means the net income (or loss) of such Person and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein), without duplication: (i) the net income of any Subsidiary of the referent Person (other than a Wholly Owned Subsidiary) to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary during such period; (ii) any gain (or loss), together with any related provisions for taxes on any such gain, realized during such period by the referent Person or any of its Subsidiaries upon (a) the acquisition of any securities, or the extinguishment of any Indebtedness, of the referent Person or any of its Subsidiaries or (b) any Asset Sale by the referent Person or any of its Subsidiaries; (iii) any extraordinary gain or extraordinary loss, together with any related provision for taxes or tax benefit resulting from any such extraordinary gain or extraordinary loss, realized by the referent Person or any of its Subsidiaries during such period and (iv) in the case of a successor to such Person by consolidation, merger or transfer of its assets, any earnings of the successor prior to such merger, consolidation or transfer of assets.

         "Consolidated Tangible Assets" of the Company as of any date means the total assets of the Company and its Subsidiaries (excluding any assets that would be classified as "intangible assets" under GAAP) on a consolidated basis at such date, as determined in accordance with GAAP, less all write-ups subsequent to the Initial Maturity Date in the book value of any asset owned by the Company or any of its Subsidiaries.

         "Convertible Preferred Stock" means the Company's Series A Convertible Perpetual Preferred Stock issued and outstanding on the Initial Maturity Date.

         "Credit Agreement" means the Credit Agreement dated as of March 10, 2006, by and among the Company, as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent and the other lenders and agents party thereto from time to time, together with the related documents thereto, including any security documents, if any, and all exhibits and schedules thereto, and any agreement or agreements relating to any extension, refunding, refinancing, successor or replacement facility, or governing any other Indebtedness incurred to refund, refinance or extend, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Agreement, whether or not with the same lenders, and whether or not the principal amount or amount of letters of credit outstanding thereunder or the interest rate payable in respect thereof shall be thereby increased, in each case as amended and in effect from time to time.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Digital Hospital" means the planned 219-bed acute care hospital located on Highway 280 in Birmingham, Alabama as replacement for the HealthSouth Medical Center.

         "Digital Hospital Transaction" means any sale or other related disposition of real property (and any improvements thereon) involving the Digital Hospital.

         "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable (other than redeemable only for Capital Stock of such Person which is not itself Disqualified Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Final Maturity Date; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the Final Maturity Date shall not constitute Disqualified Stock if (i) the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable in any material respect to the holders of such Capital Stock than the terms applicable to the Securities and set forth in Sections 4.06 and 4.08; and any such requirement only becomes operative after compliance with such terms applicable to the Securities, including the purchase of any Securities tendered pursuant thereto.

         The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined pursuant to this Indenture; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

         "EBITDA Coverage Ratio" with respect to any four-quarter period means the ratio of (i) Consolidated EBITDA of the Company to (ii) the aggregate amount of Consolidated Interest Expense of the Company for such period; provided, however, that if any such calculation requires the use of any quarter prior to the date that any Asset Sale was consummated, or that any Indebtedness was incurred, or that any acquisition of a hospital or other healthcare facility or any assets purchased outside the ordinary course of business was effected, by the Company or any of its Subsidiaries, such calculation shall be made on a pro forma basis, giving effect to each such Asset Sale, incurrence of Indebtedness or acquisition, as the case may be, and the use of any proceeds therefrom, as if the same had occurred at the beginning of the four-quarter period used to make such calculation.

         "Effective Date" has the meaning specified in the Interim Loan
Agreement.

         "Eligible Investments" of any Person means Investments of such Person in:

         (i) direct obligations of, or obligations the payment of which is guaranteed by, the United States of America or an interest in any trust or fund that invests solely in such obligations or repurchase agreements, properly secured, with respect to such obligations;

         (ii) direct obligations of agencies or instrumentalities of the United States of America having a rating of A or higher by S&P or A2 or higher by Moody's;

         (iii) a certificate of deposit issued by, or other interest-bearing deposits with, a bank having its principal place of business in the United States of America and having equity capital of not less than $250,000,000;

         (iv) a certificate of deposit issued by, or other interest-bearing deposits with, any other bank organized under the laws of the United States of America or any state thereof, provided that such deposit is either (a) insured by the Federal Deposit Insurance Corporation or (b) properly secured by such bank by pledging direct obligations of the United States of America having a market value of not less than the face amount of such deposits;

         (v) prime commercial paper maturing within 270 days of the acquisition thereof and, at the time of acquisition, having a rating of A-1 or higher by S&P, or P-1 or higher by Moody's; or

         (vi) eligible banker's acceptances, repurchase agreements and tax-exempt municipal bonds having a maturity of less than one year, in each case having a rating of, or evidencing the full recourse obligation of a person whose senior debt is rated, A or higher by S&P or A2 or higher by Moody's.

         "Equity Offering" means an underwritten primary public or private offering for cash of common stock of the Company.

         "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

         "Exchange Date" means, as to each Security, the date upon which that Security was exchanged for Loans.

         "Exchange Notes" means, collectively, the Fixed Rate Notes and Increasing Rate Notes, but excluding any Substitute Exchange Notes.

         "Exchange Spread" means 0 basis points during the three-month period commencing on the Initial Maturity Date and shall increase by 50 basis points at the beginning of each subsequent three-month period.

         "Exempted Debt" means the sum of the following as of any date of determination: (i) Indebtedness of the Company and its Subsidiaries incurred after the Initial Maturity Date and secured by Liens not otherwise permitted by
Section 4.10(a) hereof, as the case may be, and (ii) Attributable Indebtedness of the Company and its Subsidiaries in respect of every Sale and Leaseback Transaction entered into after the Initial Maturity Date.

         "Existing Indebtedness" means all of the Indebtedness of the Company and its Subsidiaries that is outstanding on the Initial Maturity Date.

         "Fair Market Value" of any asset or items means the fair market value of such asset or items as determined in good faith by the Board of Directors and evidenced by a resolution of the Board of Directors.

         "Final Maturity Date" means the eighth anniversary of the Closing
Date.

         "Fiscal Year" means the twelve month period ending on December 31.

         "Fixed Rate Note" means a Security bearing a fixed rate of interest pursuant to Section 2.02(b) and subject to call protection as provided in
Section 2.02(c).

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, as in effect on the Effective Date.

         "Guarantee" means, as applied to any obligation, (a) a guarantee (other than by endorsement of negotiable instruments for collection or deposit in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down under letters of credit. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

         "Guaranty Agreement" means a supplemental indenture, in a form satisfactory to the Trustee, pursuant to which a Subsidiary Guarantor guarantees the Company's obligations with respect to the Securities on the terms provided for in this Indenture.

         "Hedging Obligations" of any Person means the obligations of such Person pursuant to any interest rate swap agreement, foreign currency exchange agreement, interest rate collar agreement, option or futures contract or other similar agreement or arrangement relating to interest rates or foreign exchange rates.

         "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

         "Increasing Rate Note" means any Security other than a Fixed Rate
Note.

         "Indebtedness" of any Person at any date means, without duplication:
(i) all indebtedness of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof); (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of such Person in respect of letters of credit or other similar instruments, or reimbursement obligations with respect thereto (other than obligations with respect to letters of credit securing obligations (other than obligations described in clause (i) or (ii) above or clause (v) below) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit); (iv) all obligations of such Person with respect to Hedging Obligations (other than those that fix or hedge the interest rate on variable rate or fixed rate indebtedness otherwise permitted by this Indenture or that protect the Company and/or its Subsidiaries against changes in foreign exchange rates); (v) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred in the ordinary course of business; (vi) all Capitalized Lease Obligations of such Person; (vii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person (the amount of such obligation being deemed to be the lesser of the fair market value of such property or assets and the amount of the obligations so secured); (viii) all Indebtedness of others guaranteed by such Person to the extent of such guarantee; (ix) all Attributable Indebtedness; and
(x) all Disqualified Stock of such Person and its Subsidiaries and all other Preferred Stock of Subsidiaries of such Person valued at the greater of (a) the voluntary or involuntary liquidation preference of such Disqualified Stock or such Preferred Stock, as the case may be, and (b) the aggregate amount payable upon purchase, redemption, defeasance or payment of such Disqualified Stock or such Preferred Stock, as the case may be. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations plus past due interest as described above, the maximum liability of such Person for any such contingent obligations at such date and, in the case of clause (vii), the amount of the Indebtedness secured. Notwithstanding the foregoing, in connection with the purchase by the Company or any Subsidiary of any business, the term "Indebtedness" will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter.

         "Indenture" means this Indenture as amended or supplemented from time to time.

         "Initial Maturity Date" means the one year anniversary of the Closing Date.

         "Initial Rate" shall be determined on the Initial Maturity Date and shall equal the interest rate borne by the Loans on the day immediately preceding the Initial Maturity Date plus 50 basis points.

         "Interest Expense" of any Person for any period means the aggregate amount of interest which, in accordance with GAAP, would be set opposite the caption "interest expense" or any like caption on an income statement for such Person (including, without duplication, imputed interest included in Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, the net costs associated with Hedging Obligations, amortization of financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount and all other non-cash interest expense other than interest amortized to cost of sales) plus the aggregate amount, if any, by which such interest expense was reduced as a result of the amortization of deferred debt restructuring credits for such period.

         "Interest Payment Date" means March 31, June 30, September 30 and December 31 of each year following the Exchange Date of such Security, and the Final Maturity Date.

         "Interim Loan Agreement" means the Interim Loan Agreement dated as of March 10, 2006, among the Company, the Subsidiary Guarantors named therein, the Lenders named therein and the Administrative Agent named therein.

         "Investments" of any Person means: (i) all investments by such Person in any other Person in the form of loans, advances (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of the lender) or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business); (ii) all guarantees of Indebtedness or other obligations of any other Person by such Person; (iii) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, Capital Stock or other securities of any other Person; and (iv) all other items that would be classified as investments (including purchases of assets outside the ordinary course of business) on a balance sheet of such Person prepared in accordance with GAAP. If the Company or any Subsidiary issues, sells or otherwise disposes of any Capital Stock of a Person that is a Subsidiary such that, after giving effect thereto, such Person is no longer a Subsidiary, any Investment by the Company or any Subsidiary in such Person remaining after giving effect thereto will be deemed to be a new Investment at such time. The acquisition by the Company or any Subsidiary of a Person that holds an Investment in a third Person will be deemed to be an Investment by the Company or such Subsidiary in such third Person at such time. Except as otherwise provided for herein, the amount of an Investment shall be its Fair Market Value at the time the Investment is made and without giving effect to subsequent changes in value.

         "Joint Venture" means any Person at least a majority of whose revenues result from healthcare related businesses or facilities.

         "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York.

         "Lenders" has the meaning specified in the Interim Loan Agreement.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or other similar encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, and any financing lease in the nature thereof, any agreement to sell, and any filing of, or agreement to give, any financing statement (other than notice filings not perfecting a security interest) under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

         "Loan" or "Loans" means any loan made under the Interim Loan
Agreement.

         "Moody's" means Moody's Investors Service, Inc. and its successors.

         "Net Proceeds" with respect to any Asset Sale means (i) cash (in U.S. dollars or freely convertible into U.S. dollars) received by the Company or any of its Subsidiaries from such Asset Sale (including cash received as consideration for the assumption or incurrence of liabilities incurred in connection with or in anticipation of such Asset Sale), after (a) provision for all income or other taxes measured by or resulting from such Asset Sale or the transfer of the proceeds of such Asset Sale to the Company or any of its Subsidiaries, (b) payment of all commissions and other fees and expenses related to such Asset Sale and (c) deduction of an appropriate amount to be provided by the Company or any of its Subsidiaries as a reserve, in accordance with GAAP, against any liabilities associated with the assets sold or otherwise disposed of in such Asset Sale and retained by the Company or any of its Subsidiaries after such Asset Sale (including pension and other post-employment benefit liabilities and liabilities related to environmental matters) or against any indemnification obligations associated with the sale or other disposition of the assets sold or otherwise disposed of in such Asset Sale and
(ii) all non-cash consideration received by the Company or any of its Subsidiaries from such Asset Sales upon the liquidation or conversion of such consideration into cash.

         "Obligations" means, with respect to any Indebtedness, all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, and other amounts payable pursuant to the documentation governing such Indebtedness.

         "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, Chief Accounting Officer, Treasurer, President, any Vice President, secretary, assistant secretary, director or other authorized signatory of such Person.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President or any Vice President and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company in their official (and not individual) capacities; provided, however, that every Officers' Certificate with respect to the compliance with a condition precedent to the taking of any action under this Indenture shall include (i) a statement that the officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Indenture relating thereto and (ii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

         "Opinion of Counsel" means a written opinion from legal counsel (such counsel may be an employee of or counsel to the Company or the Trustee) that complies with the requirements of this Indenture.

         "Permitted Investments" means: (i) Investments (A) by any Subsidiary of the Company in the Company or (B) by the Company or any of its Subsidiaries in a Subsidiary of the Company or in a Person that will, upon the making of such Investment, become a Subsidiary of the Company; (ii) the acquisition and holding by the Company and each of its Subsidiaries of receivables owing to the Company and such Subsidiary, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;
(iii) the acquisition and holding by the Company and its Subsidiaries of cash and Eligible Investments; (iv) Investments in any Person as a result of which such other Person becomes a Subsidiary of the Company or is merged into or consolidated with or transfers all or substantially all of its assets to the Company or any of its Subsidiaries; (v) Investments in stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Subsidiary or in satisfaction of judgments; (vi) Investments in any Person to the extent such Investment represents the non-cash portion of the consideration received for (A) an Asset Sale as permitted pursuant to Section 4.06 or (B) a disposition of assets not constituting an Asset Sale; (vii) Investments in any Person where such Investment was acquired by the Company or any of its Subsidiaries (A) in exchange for any other Investment or accounts receivable held by the Company or any such Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable or (B) as a result of a foreclosure by the Company or any of its Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; (viii) Investments in any Person to the extent such Investments consist of prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits made in the ordinary course of business by the Company or any Subsidiary; (ix) Investments in any Person to the extent such Investments consist of Hedging Obligations entered into in the ordinary course of business and not for speculative purposes; (x) Investments in any Person to the extent such Investment exists on the Initial Maturity Date, and any extension, modification or renewal of any such Investments existing on the Initial Maturity Date, but only to the extent not involving additional advances, contributions or other Investments of cash or other assets or other increases thereof (other than as a result of the accrual or accretion of interest or original issue discount or the issuance of pay-in-kind securities, in each case, pursuant to the terms of such Investment as in effect on the Initial Maturity Date); (xi) the making of an Investment by the Company, directly or through a Wholly Owned Subsidiary, in a Wholly Owned Subsidiary formed solely for the purpose of insuring the healthcare business and facilities owned or operated by the Company or a Subsidiary and any physician employed by or on the staff of any such business or facility (the "Insurance Subsidiary"), provided that the amount invested in such Insurance Subsidiary does not exceed $18,000,000, (xii) any Investment arising from the transfer of assets made pursuant to the Digital Hospital Transaction; and
(xiii) any Investment in a Receivables Entity or any Investment by a Receivables Entity in any other Person in connection with a Qualified Receivables Transaction, including Investments of funds held in accounts permitted or required by the arrangements governing such Qualified Receivables Transaction or any related Indebtedness; provided, however, that any Investment in a Receivables Entity is in the form of a purchase money note, contribution of additional receivables or an equity interest.

         "Permitted Liens" means: (i) Liens for taxes, assessments or governmental charges or claims that either (a) are not yet delinquent or (b) are being contested in good faith by appropriate proceedings; (ii) statutory Liens of landlords and carriers', warehousemen's, mechanics', suppliers', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and with respect to amounts that either (a) are not yet delinquent or (b) are being contested in good faith by appropriate proceedings and as to which appropriate reserves or other provisions have been made in accordance with GAAP; (iii) Liens (other than any Lien imposed by the Employee Retirement Income Security Act of 1974, as amended) incurred or deposits due in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (iv) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, progress payments, government contracts and other obligations of like nature (exclusive of obligations for the payment of borrowed money), in each case, incurred in the ordinary course of business;
(v) attachment or judgment Liens not giving rise to a Default or an Event of Default; (vi) easements, rights-of-way, restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Company or any of its Subsidiaries; (vii) leases or subleases granted to others not interfering with the ordinary conduct of the business of the Company or any of its Subsidiaries; (viii) Liens with respect to any Acquired Indebtedness; provided that such Liens only extend to assets that were subject to such Liens prior to the acquisition of such assets by the Company or its Subsidiaries and, with respect to Indebtedness other than Indebtedness ranking pari passu with the Securities, not incurred in anticipation or contemplation of such acquisition; (ix) Liens securing Indebtedness incurred pursuant to
Section 4.03(b)(ix); (x) purchase money mortgages (including Capitalized Lease Obligations); (xi) Liens existing on the Initial Maturity Date; (xii) Liens on assets of any Subsidiary of the Company that is not a Subsidiary Guarantor securing Indebtedness of such Subsidiary; provided that such Indebtedness is permitted to be incurred by the terms of this Indenture; (xiii) bankers' liens with respect to the right of set-off arising in the ordinary course of business against amounts maintained in bank accounts or certificates of deposit in the name of the Company or any Subsidiary; (xiv) the interest of any issuer of a letter of credit in any cash or Eligible Investment deposited with or for the benefit of such issuer as collateral for such letter of credit; provided that the Indebtedness so collateralized is permitted to be incurred by the terms of this Indenture; (xv) any Lien consisting of a right of first refusal or option to purchase the Company's ownership interest in any Subsidiary or to purchase assets of the Company or any Subsidiary of the Company, which right of first refusal or option is entered into in the ordinary course of business; (xvi) the Lien granted to the Trustee pursuant to the trust created pursuant to Article 8 hereof and any substantially equivalent Lien granted to the respective trustees under the indentures for other debt securities of the Company; and (xvii) any Lien on accounts receivable and related assets of the types specified in the definition of "Qualified Receivables Transaction" incurred in connection with a Qualified Receivables Transaction.

         "Person" means any individual, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

         "Preferred Stock" means with respect to any Person all Capital Stock of such Person which has a preference in liquidation or a preference with respect to the payment of dividends or distributions of operating profit or cash.

         "principal" of a Security means the principal of the Security plus the premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time.

         "Qualified Receivables Transaction" means any transaction or series of transactions that may be entered into by the Company or any of its Subsidiaries pursuant to which the Company or any of its Subsidiaries may sell, convey or otherwise transfer to:

         (a) a Receivables Entity (in the case of a transfer by the Company or any of its Subsidiaries) or

         (b) any other Person (in the case of a transfer by a Receivables
Entity),

or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of the Company or any of its Subsidiaries, and any assets related thereto, including all collateral securing such accounts receivable, all contracts and all Guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable; provided, however, that the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the chief financial officer of the Company).

The grant of a security interest in any accounts receivable of the Company or any of its Subsidiaries to secure Indebtedness permitted pursuant to Section 4.03(b)(ix) shall not be deemed a Qualified Receivables Transaction.

         "Receivables Entity" means (a) a Wholly Owned Subsidiary of the Company that is designated by the Board of Directors (as provided below) as a Receivables Entity or (b) another Person engaging in a Qualified Receivables Transaction with the Company, which Person engages in the business of the financing of accounts receivable, and in either of clause (a) or (b):

         (1) no portion of the Indebtedness or any other obligations (contingent or otherwise) of such entity

                  (A) is Guaranteed by the Company or any Subsidiary of the Company (excluding Guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings),

                  (B) is recourse to or obligates the Company or any Subsidiary of the Company in any way (other than pursuant to Standard Securitization Undertakings), or

                  (C) subjects any property or asset of the Company or any Subsidiary of the Company, directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than pursuant to Standard Securitization Undertakings);

         (2) the entity is not an Affiliate of the Company or is an entity with which neither the Company nor any Subsidiary of the Company has any material contract, agreement, arrangement or understanding other than on terms which the Company reasonably believes to be no less favorable to the Company or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Company; and

         (3) is an entity to which neither the Company nor any Subsidiary of the Company has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

Any such designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a certified copy of the resolution of the Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions.

         "Refinancing Indebtedness" means Indebtedness incurred in exchange for, or the net proceeds of which are applied to refund, refinance or extend, any Indebtedness; provided that: (i) the Refinancing Indebtedness is the obligation of the same Person (or if the Indebtedness being refinanced is an obligation of one or more Subsidiaries of the Company that are not Subsidiary Guarantors, such Refinancing Indebtedness may be incurred by the Company or one or more Subsidiaries of the Company) and is subordinated to the Notes, if at all, to the same extent as the Indebtedness being refunded, refinanced or extended; (ii) the Refinancing Indebtedness is scheduled to mature no earlier than the Indebtedness being refunded, refinanced or extended; (iii) the Refinancing Indebtedness has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the portion of the Indebtedness being refunded, refinanced or extended; (iv) the Refinancing Indebtedness is secured only to the extent, if at all, and by the assets that the Indebtedness being refunded, refinanced or extended is secured; and (v) such Refinancing Indebtedness is in an aggregate principal amount (or if incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if incurred with original issue discount, the aggregate accreted value) then outstanding (plus issuance costs and other fees and expenses, including any premium and defeasance costs) under the Indebtedness being refunded, refinanced or extended (except for increases in Attributable Indebtedness due solely to increases in the present value calculations resulting from renewals or extensions of the terms of the underlying leases in effect on the Initial Maturity Date); and provided, further, that: so long as (y) the Company designates such Indebtedness as Refinancing Indebtedness and (z) the net proceeds of such Refinancing Indebtedness are not used for any purpose other than refinancing existing indebtedness or a repayment of revolving Indebtedness, such Indebtedness shall constitute Refinancing Indebtedness notwithstanding that it is not immediately applied to the refunding, refinancing, repurchase or extension of other Indebtedness.

         "Registered Exchange Offer" has the meaning assigned thereto in Exhibit C hereto.

         "Restricted Payment" means with respect to any Person: (i) the declaration of any dividend or the making of any other payment or distribution of cash, securities or other property or assets in respect of such Person's Capital Stock (except that a dividend payable solely in Capital Stock (other than Disqualified Stock) of such Person shall not constitute a Restricted Payment); (ii) any payment on account of the purchase, redemption, retirement or other acquisition for value of such Person's or such Person's Subsidiaries' Capital Stock or any other payment or distribution made in respect thereof, either directly or indirectly; (iii) any payment on account of the purchase, redemption, retirement, defeasance or other acquisition for value, prior to any scheduled principal payment, sinking fund payment or Stated Maturity, of Subordinated Indebtedness (other than the purchase, redemption, retirement, defeasance or other acquisition for value of such Subordinated Indebtedness in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such purchase, redemption, retirement, defeasance or other acquisition); or (iv) the making of any Investment in any Person (other than Permitted Investments); provided, however, that with respect to the Company and its Subsidiaries, Restricted Payments shall not include any payment described in clause (i), (ii) or (iii) above made (1) to the Company or any of its Wholly Owned Subsidiaries by any of the Company's Subsidiaries or (2) by the Company to any of its Wholly Owned Subsidiaries or (3) by any Subsidiary, provided that the Company or another Subsidiary receives its proportionate share thereof.

         "Sale and Leaseback Transaction" means, with respect to any Person, an arrangement with any bank, insurance company or other lender or investor or to which such lender or investor is a party, providing for the leasing by such Person or any of its Subsidiaries of any property or asset of such Person or any of its Subsidiaries which has been or is being sold or transferred by such Person or such Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset.

         "S&P" means Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc., and its successors.

         "SEC" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the TIA, the body performing such duties at the time.

         "Secretary's Certificate" means a certificate signed by the Secretary or any Assistance Secretary of the Company in his or her official (and not individual) capacity.

         "Securities" means, collectively, the Exchange Notes and the Substitute Exchange Notes issued pursuant to this Indenture.

         "Securities Act" means the U.S. Securities Act of 1933, as amended.

         "Senior Indebtedness" means with respect to any Person:

         (1) Indebtedness of such Person, whether outstanding on the Initial Maturity Date or thereafter incurred; and

         (2) all other Obligations of such Person (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person whether or not post-filing interest is allowed in such proceeding) in respect of Indebtedness described in clause (1) above, unless, in the case of clauses (1) and (2), in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such Indebtedness or other Obligations are subordinate in right of payment to the Securities or the Subsidiary Guaranty of such Person, as the case may be; provided, however, that Senior Indebtedness of such Person shall not include:

                  (A) any obligation of such Person to the Company or any Subsidiary;

                  (B) any liability for Federal, state, local or other taxes owed or owing by such Person;

                  (C) any accounts payable or other liability to trade creditors arising in the ordinary course of business;

                  (D) any Indebtedness or other Obligation of such Person which is subordinate or junior in any respect to any other Indebtedness or other Obligation of such Person; or

                  (E) that portion of any Indebtedness which at the time of incurrence is incurred in violation of this Indenture.

         "Shareholder Litigation" means the federal securities class actions and the derivative actions brought against the Company and/or certain of its former directors and officers and certain other parties in the United States District Court for the Northern District of Alabama and the Circuit Court in Jefferson County, Alabama relating to financial reporting and related activity that occurred at the Company during periods ended in March 2003.

         "Significant Subsidiary" means any Subsidiary of the Company that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

         "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by the Company or any Subsidiary of the Company which, taken as a whole, are customary in an accounts receivable transaction.

         "Stated Maturity", when used with respect to any security or any installment of interest thereon, means that date specified in such security as the fixed date on which the principal of such security or such installment of interest is due and payable.

         "Subordinated Indebtedness" means any Indebtedness of the Company or a Subsidiary Guarantor that is subordinated in right of payment to the Securities or the Subsidiary Guaranty of the Securities, as the case may be, pursuant to a written agreement to that effect.

         "Subsidiary" of any Person means (i) any corporation of which Common Equity having ordinary voting power to elect a majority of the directors of such corporation is owned by such Person directly or through one or more other Subsidiaries of such Person and (ii) any entity other than a corporation in which such Person, directly or indirectly, owns at least 50% of the Common Equity of such entity and has the authority to manage such entity on a day-to-day basis.

         "Subsidiary Guarantor" means each Subsidiary of the Company that executes this Indenture as a Guarantor on the Initial Maturity Date and each other Subsidiary of the Company that thereafter Guarantees the Securities pursuant to the terms of this Indenture.

         "Subsidiary Guaranty" means a Guarantee by a Subsidiary Guarantor of the Company's obligations with respect to the Securities.

         "Substitute Exchange Note" means a note issued in exchange for an outstanding Exchange Note pursuant to a Registered Exchange Offer.

         "Syndications" means the sale of partnership or other equity interests in Subsidiaries of the Company or other Persons controlled by the Company that own or operate surgery, diagnostic or other healthcare facilities to (i) participating physicians, radiologists and other specialists, (ii) professional corporations and other legal entities owned or controlled by such participating physicians, radiologists and other specialists and (iii) participating hospitals and other healthcare providers. For purposes of this definition, "controlled" shall have the meaning set forth in the definition of "Affiliate."

         "Temporary Cash Investments" means any of the following:

         (1) any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof;

         (2) investments in demand and time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any State thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50,000,000 (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor;

         (3) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (1) above entered into with a bank meeting the qualifications described in clause (2) above;

         (4) investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard & Poor's Ratings Group;

         (5) investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's Ratings Group or "A" by Moody's Investors Service, Inc.; and

         (6) investments in money market funds that invest substantially all their assets in securities of the types described in clauses (1) through
     (5) above.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of this Indenture.

         "Transfer Date" means, for any transfer or sale of Securities, the date upon which that transfer or sale is completed.

         "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

         "Trust Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

         "U.S. Government Obligations" means (a) securities that are direct obligations of the United States of America for the payment of which its full faith and credit are pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or a specific payment of principal or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt.

         "Weighted Average Life to Maturity" means, when applied to any Indebtedness or portion thereof at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness or portion thereof (if applicable) into (ii) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

         "Wholly Owned Subsidiary" of any Person means (i) a Subsidiary of which 100% of the Common Equity (except for director's qualifying shares or certain minority interests owned by other Persons solely due to local law requirements that there be more than one stockholder, but which interest is not in excess of what is required for such purpose) is owned directly by such Person or through one or more other Wholly Owned Subsidiaries of such Person and (ii) any entity other than a corporation in which such Person, directly or indirectly, owns all of the Common Equity of such entity.

         SECTION 1.02. Other Definitions.

                                                                 Defined in
                         Term                                     Section
                         ----                                     -------

"Affiliate Transaction"........................................... 4.07
 ---------------------
"Bankruptcy Law".................................................. 6.01
 --------------
"Change of Control Offer"......................................... 4.08(b)
 -----------------------
"covenant defeasance option"...................................... 8.01(b)
 --------------------------
"Custodian"....................................................... 6.01
 ---------
"Depositary" ..................................................... Annex
 ----------
"Event of Default"................................................ 6.01
 ----------------
"Guaranteed Obligations".......................................... 10.01
 ----------------------
"Initial Lien".................................................... 4.10
 ------------
"legal defeasance option"......................................... 8.01(b)
 -----------------------
"Offer"........................................................... 4.06(b)
 -----
"Offer Amount".................................................... 4.06(c)(2)
 ------------
"Offer Period".................................................... 4.06(c)(2)
 ------------
"Paying Agent".................................................... 2.03
 ------------
"Purchase Date"................................................... 4.06(c)(1)
 -------------
"Registrar"....................................................... 2.03
 ---------
"Successor Company"............................................... 5.01(a)(1)
 -----------------


         SECTION 1.03. Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

         "Commission" means the SEC;

         "indenture securities" means the Securities and the Subsidiary Guaranties;

         "indenture security holder" means a Securityholder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and

         "obligor" on the indenture securities means the Company, each Subsidiary Guarantor and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

         SECTION 1.04. Rules of Construction. Unless the context otherwise requires:

         (1) a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (3) "or" is not exclusive;

         (4) "including" means including without limitation;

         (5) words in the singular include the plural and words in the plural include the singular;

         (6) unsecured Indebtedness shall not be deemed to be subordinate or junior to secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

         (7) secured Indebtedness shall not be deemed to be subordinate or junior to any other secured Indebtedness merely because it has a junior priority with respect to the same collateral;

         (8) the principal amount of any non-interest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP; and

         (9) the principal amount of any Preferred Stock shall be (A) the maximum liquidation value of such Preferred Stock or (B) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater.

                                   Article 2

                                 The Securities
                                 --------------

         SECTION 2.01. Principal Amount and Maturity. (a) The principal amount of the Exchange Notes received by each Securityholder will equal 100.0% of the aggregate principal amount of the Loans for which they are exchanged pursuant to Section 2.04 hereof. If a Default shall have occurred and be continuing under the Interim Loan Agreement on the date of such exchange, any notices given or cure periods commenced while the Loans were outstanding shall be deemed given or commenced (as of the actual dates thereof) for all purposes with respect to the Security (with the same effect as if the Security had been outstanding as of the actual dates thereof).

         (b) All Securities will mature on the Final Maturity Date.

         SECTION 2.02. Interest Rates. (a)(i) Except as otherwise provided in clause (ii) below and Section 2.02(b) and (d) below, Securities shall bear interest for the period from and including the Exchange Date for such Security to, but excluding, the Final Maturity Date, at a rate per annum equal to the Initial Rate plus the Exchange Spread.

         (ii) Notwithstanding the foregoing clause (i), but subject to Section 2.02(d), (A) the interest rate borne by any Security shall not (1) exceed 12.0% per annum or (2) be less than 9.0% per annum and (B) to the extent the interest rate borne by any Security exceeds 11.5% per annum, the Company may, at its option, elect to pay such excess interest by issuing additional Securities to the Securityholders in an aggregate principal amount equal to the aggregate amount of such excess interest.

         (b) In the event that a Securityholder transfers or sells an Increasing Rate Note to a third party as permitted by Section 2.03, the Securityholder so selling shall have the option on the Transfer Date to require that the Increasing Rate Note sold thenceforth have call protection as provided in clause (c) below and bear interest at a fixed rate per annum equal to the annual rate of interest accruing on that Security on the Transfer Date; provided, however, that such fixed rate may exceed the rate accruing on such Security on the Transfer Date (but may not, subject to Section 2.02(d), exceed 12.0% per annum) if the transferring Securityholder determines and represents to the Company on the Transfer Date that a higher rate is necessary in order to permit such Securityholder to sell such Security to a third party and receive consideration equal to the principal amount thereof plus all accrued and unpaid interest to the Transfer Date. If the Securityholder elects such option, (i) in the case of a transfer of a beneficial interest in a Global Security, (A) the Depositary shall present the appropriate Increasing Rate Global Note to the Trustee, (B) the Trustee shall endorse such Increasing Rate Global Note to reflect the reduction of the principal amount of such Increasing Rate Global Note and apply such principal amount to a corresponding Fixed Rate Global Note with such fixed interest rate and (C) the Trustee shall note on such Fixed Rate Global Note the applicable Transfer Date, and (ii) in the case of Definitive Securities, upon surrender of the appropriate Increasing Rate Definitive Note or Notes to be transferred, the Registrar shall register the transfer and the Company shall execute and the Trustee shall authenticate an equal principal amount of a corresponding Fixed Rate Definitive Note or Notes with such terms.

         (c) Each Fixed Rate Note shall, subject to Section 3.01(d), be non-callable for four years from the Initial Maturity Date and shall be callable thereafter at a price equal to 100% of its principal amount plus accrued and unpaid interest plus a premium equal to one-half of the coupon in effect on such Fixed Rate Note following such transfer on the Transfer Date, which premium shall decline ratably on each yearly anniversary of the Initial Maturity Date to zero one year prior to the Final Maturity Date; provided, however, that such call protection shall not apply to any call for redemption issued by the Company prior to the date such Security became a Fixed Rate Note.

         (d) At any time when an Event of Default has occurred and is continuing, Securities shall, without limiting the rights of the Securityholders, bear interest at a rate per annum that is 2% above the rate otherwise applicable to such Security from and including the date on which such Event of Default occurred to and excluding the date on which such Event of Default has been cured.

         (e) Interest shall be payable in arrears on each Interest Payment Date. Payments made on the first Interest Payment Date after the Exchange Date with respect to any Security shall include any interest accrued but not paid on the Loans exchanged for such Security, and payments made on the first Interest Payment Date after the Transfer Date with respect to any Fixed Rate Note shall include any interest accrued but not paid on the Increasing Rate Note prior to such transfer.

         SECTION 2.03. Transferability. Each Securityholder shall have an unconditional right to sell its Securities subject to, and in compliance with, the provisions of this Indenture and applicable law.

         SECTION 2.04. Procedure for Exchange. On the fifth Business Day (or the tenth Business Day, in the case of a request for exchange other than on a maturity date of a Loan, in accordance with Section 2.04(c) of the Interim Loan Agreement) following receipt by the Company of a written request from a Lender (or beneficial owner of a portion of a Loan) to exchange some or all of such Lender's Loans in accordance with Section 2.04(c) of the Interim Loan Agreement, the Company shall exchange such Loans or portion thereof for Securities payable to the order of such Lender (or such beneficial owner) and issued in accordance with Section 2.06, in the same principal amount as the Loans (or portion thereof) being exchanged, and shall cause each Subsidiary Guarantor to endorse its Guarantee thereon.

         SECTION 2.05. Form and Dating. Provisions relating to the Securities are set forth in the Appendix attached hereto, which is hereby incorporated into, and expressly made a part of, this Indenture. The Increasing Rate Notes (whether in global or definitive form) and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Fixed Rate Notes (whether in global or definitive form) and the Trustee's certificate of authentication shall be substantially in the form of Exhibit B hereto. Any Substitute Exchange Notes (whether in global or definitive form) and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A or B hereto, as applicable, but shall not bear the "Restricted Securities Legend" contained in such Exhibit. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its authentication. The terms of the Securities set forth in Exhibits A and B are part of the terms of this Indenture.

         SECTION 2.06. Execution and Authentication. Two Officers of the Company shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

         If an Officer of the Company whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security pursuant to the procedures set forth below, the Security shall nevertheless be valid.

         A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall authenticate and deliver from time to time on the applicable Exchange Dates or the date of the Registered Exchange Offer, as the case may be, (1) Exchange Notes for issue in a principal amount as set forth in this Article 2 (not to exceed $1,000,000,000 in the aggregate) and (2) Substitute Exchange Notes for issue only as provided in Exhibit C hereto, for a like principal amount of Exchange Notes exchanged pursuant thereto, in each case upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company. Such order shall specify the amount of Securities to be authenticated, the date on which the original issue of Securities is to be authenticated, whether the Securities are to be Exchange Notes or Substitute Exchange Notes, whether the Securities are to be Increasing Rate Notes or Fixed Rate Notes, whether the Securities are to be Definitive Securities or Global Securities and whether or not the Securities shall bear the Restricted Securities Legend, and such other information as the Trustee may reasonably request.

         The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

         SECTION 2.07. Registrar and Paying Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section
7.07. The Company or any Wholly Owned Subsidiary incorporated or organized within The United States of America may act as Paying Agent, Registrar, co-registrar or transfer agent.

         The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities.

         SECTION 2.08. Paying Agent To Hold Money in Trust. Prior to each due date of the principal of and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

         SECTION 2.09. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

         SECTION 2.10. Transfer and Exchange. The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer. When a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of this Indenture and
Section 8-401(1) of the Uniform Commercial Code are met. When Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met.

         SECTION 2.11. Replacement Securities. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security.

         Every replacement Security is an additional Obligation of the Company.

         SECTION 2.12. Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

         If a Security is replaced pursuant to Section 2.11, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

         If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

         SECTION 2.13. Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities and deliver them in exchange for temporary Securities.

         SECTION 2.14. Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and dispose of (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer, exchange, payment or cancellation and deliver, in its customary manner, a certificate of such disposal to the Company unless the Company directs the Trustee in writing to deliver canceled Securities to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation.

         SECTION 2.15. Defaulted Interest. If the Company defaults in a payment of interest on the Securities, the Company shall pay defaulted interest as provided herein (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Company may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

         SECTION 2.16. CUSIP and ISIN Numbers. The Company in issuing the Securities may use "CUSIP" and "ISIN" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" and "ISIN" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                   Article 3

                                   Redemption
                                   ----------

         SECTION 3.01. Mandatory and Optional Redemption. (a) If the Company or any of its Subsidiaries is required to Offer to purchase Fixed Rate Notes pursuant to Section 4.06 (or would have been required to offer to purchase Fixed Rate Notes if any Fixed Rate Notes were then outstanding), then an amount of Net Proceeds determined in accordance with Section 4.06 hereof shall be promptly applied toward the redemption of Increasing Rate Notes, at par plus accrued and unpaid interest to the date of redemption.

         (b) The Company may at its option redeem the Securities (other than any Fixed Rate Notes that are then non-callable pursuant to Section 2.02(c)), in whole or in part, at any time, (i) in the case of Increasing Rate Notes, at par plus accrued and unpaid interest to the date of redemption and (ii) in the case of Fixed Rate Notes that are then callable pursuant to Section 2.02(c), at the optional redemption premium then applicable to each such Fixed Rate Note pursuant to Section 2.02(c), plus accrued and unpaid interest to the date of redemption; provided that in the event of an optional redemption pursuant to this Section 3.01(b), the Increasing Rate Notes and callable Fixed Rate Notes shall be redeemed ratably with prepayments of any outstanding Loans in accordance with the terms of the Interim Loan Agreement.

         (c) If the Company shall optionally prepay any Loans pursuant to the terms of the Interim Loan Agreement, then the Company shall, simultaneously therewith, redeem the Securities (other than any Fixed Rate Notes that are then non-callable pursuant to Section 2.02(c)) on a pro rata basis with the Loans so prepaid, at (i) in the case of Increasing Rate Notes, par plus accrued and unpaid interest to the date of redemption and (ii) in the case of Fixed Rate Notes that are then callable pursuant to Section 2.02(c), the optional redemption premium then applicable to each such Fixed Rate Note pursuant to
Section 2.02(c), plus accrued and unpaid interest to the date of redemption.

         (d) Notwithstanding Section 2.02(c), prior to March 1, 2009, the Company shall be entitled at its option on one or more occasions to redeem Fixed Rate Notes in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the Fixed Rate Notes then outstanding at a redemption price equal to par plus the then applicable coupon with respect to each such Fixed Rate Note, plus accrued and unpaid interest to the redemption date, with the net cash proceeds from one or more Equity Offerings; provided, however, that (1) at least $100,000,000 principal amount of Fixed Rate Notes remains outstanding immediately after the occurrence of each such redemption (other than Securities held, directly or indirectly, by the Company or its Affiliates); and (2) each such redemption occurs within 60 days after the date of the related Equity Offering.

         (e) The Company shall give notice to the Trustee of any redemption pursuant to this Article 3 at least 60 days before the redemption date, unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate from the Company to the effect that such redemption will comply with the conditions herein, and shall set forth the redemption date, the principal amount of Securities to be redeemed and the paragraph of this Article 3 pursuant to which such redemption is being made.

         SECTION 3.02. Selection of Securities to Be Redeemed. If fewer than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata to the extent practicable. The Trustee shall make the selection from outstanding Securities which are then callable and which have not previously been called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in principal amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

         SECTION 3.03. Notice of Redemption. At least 30 days but not more than 60 days before a date for redemption of Securities, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's registered address (and to the Administrative Agent if any Loans are then outstanding).

         The notice shall identify the Securities to be redeemed and shall state:

         (1) the redemption date;

         (2) the redemption price for such Security;

         (3) the name and address of the Paying Agent;

         (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

         (5) if fewer than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed;

         (6) that, unless the Company defaults in making such redemption payment, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

         (7) the paragraph of this Article 3 pursuant to which the Securities called for redemption are being redeemed; and

         (8) that no representation is made as to the correctness or accuracy of the CUSIP or ISIN number, if any, listed in such notice or printed on the Securities.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information and form of notice required by this Section.

         SECTION 3.04. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the related Interest Payment Date). Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

         SECTION 3.05. Deposit of Redemption Price. Prior to the redemption date, the Company shall deposit with the Paying Agent (or, if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation.

         SECTION 3.06. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                   Article 4

                                   Covenants
                                   ---------

         SECTION 4.01. Payment of Securities. The Company shall promptly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due.

         The Company shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

         SECTION 4.02. SEC Reports. Whether or not the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the SEC (subject to the next sentence) and provide the Trustee and the Holders with such annual and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such reports to be so filed and provided at the times specified for the filings of such reports under such Sections (after giving effect to all applicable extensions) and containing all the information, audit reports and exhibits required for such reports. If, at any time, the Company is not subject to the periodic reporting requirements of the Exchange Act for any reason, the Company shall nevertheless continue filing the reports specified in the preceding sentence with the SEC within the time periods required (after giving effect to all applicable extensions) unless the SEC will not accept such a filing. The Company agrees that it shall not take any action for the sole purpose of causing the SEC not to accept such filings. If, notwithstanding the foregoing, the SEC will not accept such filings for any reason, the Company shall post the reports specified in the preceding sentence on its website within the time periods that would apply if the Company were required to file those reports with the SEC (after giving effect to all applicable extensions). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         In addition, at any time when the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall furnish to the Holders of the Securities and to prospective investors, upon the requests of such Holders, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act so long as such Securities are not freely transferable under the Securities Act.

         The Company also shall comply with the other provisions of TIA ss. 314(a).

         SECTION 4.03. Limitation on Additional Indebtedness and Subsidiary Preferred Stock. (a) The Company (i) shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee, extend the Stated Maturity of, or otherwise become liable with respect to (collectively, "incur"), any Indebtedness (including Acquired Indebtedness) and (ii) shall not permit any of its Subsidiaries to issue (except to the Company or any of its Wholly Owned Subsidiaries) or create any Preferred Stock or permit any Person (other than the Company or a Wholly Owned Subsidiary) to own or hold any interest in any Preferred Stock of any such Subsidiary; provided, however, that the Company and the Subsidiary Guarantors may incur Indebtedness and the Company may permit its Subsidiaries to issue or create Preferred Stock if, after giving effect thereto, the Company's EBITDA Coverage Ratio on the date thereof would be at least 2.0 to 1, determined on a pro forma basis as if the incurrence of such additional Indebtedness or the issuance of such Preferred Stock, as the case may be, and the application of the net proceeds therefrom, had occurred at the beginning of the four-quarter period used to calculate the Company's EBITDA Coverage Ratio.

         (b) Notwithstanding the foregoing paragraph (a), and irrespective of the Company's EBITDA Coverage Ratio: (i) the Company may issue the Securities and may incur the Loans; (ii) the Company and its Subsidiaries may incur Refinancing Indebtedness in exchange for, or the net proceeds of which are applied to refund, refinance or extend, Existing Indebtedness or other Indebtedness that was permitted by this Indenture to be incurred under this
Section 4.03 except for Indebtedness incurred under clause (iii), (iv) or (ix) of this paragraph (b); (iii) the Company may incur any Indebtedness to any Subsidiary or any Subsidiary may incur any Indebtedness to the Company or to any Subsidiary; provided, however, that if the Company or a Subsidiary Guarantor is the obligor on such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full of all obligations of such obligor in respect of the Securities or the Subsidiary Guaranty, as the case may be; (iv) the Company and its Subsidiaries may incur any Indebtedness evidenced by letters of credit which are used in the ordinary course of business of the Company and its Subsidiaries to secure workers' compensation and other insurance coverages; (v) the Company and its Subsidiaries may incur obligations in respect of performance, bid and surety bonds and completion guarantees provided by the Company or any Subsidiary in the ordinary course of business;
(vi) the Company and its Subsidiaries may incur Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within three Business Days of its incurrence; (vii) the Subsidiary Guarantors may incur Indebtedness consisting of the Subsidiary Guarantees or any guarantee of Indebtedness incurred pursuant to paragraph (a) above or this paragraph (b); (viii) the Company and its Subsidiaries may incur Capitalized Lease Obligations, purchase money obligations incurred for the purpose of financing all or any part of the purchase price or cost of design, construction, installation or improvement of property, plant or equipment used in the business of the Company or any of its Subsidiaries, and Attributable Indebtedness, in each case excluding Existing Indebtedness but including all Refinancing Indebtedness incurred in exchange for, or the net proceeds of which are applied to refund, refinance or extend, any Indebtedness incurred pursuant to this clause (viii), in an aggregate principal amount at any one time outstanding not to exceed 10% of Consolidated Tangible Assets at such time; (ix) the Company and any Subsidiary Guarantor may incur Indebtedness under a Credit Agreement in an aggregate principal amount at any time outstanding not to exceed $2,550,000,000 less the sum of all principal payments (other than any such principal payments with respect to revolving Indebtedness under a Credit Agreement unless the corresponding revolving commitment is permanently reduced in connection therewith) with respect to such Indebtedness pursuant to Section 4.06; (x) the Company and its Subsidiaries may incur Existing Indebtedness (other than Indebtedness described in clause (i), (iii) or (ix)); (xi) the Company and its Subsidiaries may incur Indebtedness, including all Refinancing Indebtedness incurred in exchange for, or the net proceeds of which are applied to refund, refinance or extend, any Indebtedness incurred pursuant to this clause (xi), in an aggregate principal amount at any time outstanding not to exceed the greater of (A) $100,000,000 and (B) 5% of Consolidated Tangible Assets at such time, in each case in addition to Existing Indebtedness and other Indebtedness permitted to be incurred by the Company and its Subsidiaries pursuant to the foregoing clauses (ii) - (x); and (xii) a Receivables Entity may incur Indebtedness in a Qualified Receivables Transaction.

         (c) Notwithstanding the foregoing, the Company may permit any Subsidiary formed to operate a single healthcare facility to issue or create Preferred Stock, and the Persons to whom such Preferred Stock is issued shall be permitted to hold such Preferred Stock; provided that the aggregate amount of all such Preferred Stock outstanding after giving effect to such issuance or creation shall not exceed 1% of Consolidated Tangible Assets as of the date of such issuance or creation.

         (d) For purposes of determining compliance with this Section 4.03, (i) any Indebtedness outstanding or incurred under the Credit Agreement on the Initial Maturity Date will be treated (subject to clause (ii) of this paragraph) as incurred under clause (ix) of paragraph (b) above, (ii) any Indebtedness incurred pursuant to Section 6.03(a)(F), (I) or (J) of the Interim Loan Agreement and outstanding on the Initial Maturity Date shall be allocated by the Company on or prior to the Initial Maturity Date (pursuant to an Officers' Certificate) to, and will thereafter be treated as incurred under, either clause (viii) or clause (xi) of paragraph (b) above, provided that to the extent that the Company would have been unable to incur any such Indebtedness under clause (viii) or clause (xi) of paragraph (b) above on the Initial Maturity Date, such Indebtedness will be treated as incurred under paragraph (a) above, (iii) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the types of Indebtedness described above, the Company, in its sole discretion, shall classify such item of Indebtedness (or any portion thereof) at the time of incurrence and shall only be required to include the amount and type of such Indebtedness in one of the above clauses, (iv) the Company shall be entitled to divide and classify an item of Indebtedness in more than one of the types of Indebtedness described above and (v) the Company shall be entitled to reclassify any item of Indebtedness (or portion thereof) incurred pursuant to any of clauses 4.03(b)(i) through (b)(xi) (other than clause (b)(ix)) above to any other of such clauses, provided that such item of Indebtedness could be incurred under such clause at the time of such reclassification.

         SECTION 4.04. Limitation on Restricted Payments. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment if at the time of such Restricted Payment: (i) a Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof; (ii) after giving effect to the proposed Restricted Payment, the amount of such Restricted Payment, when added to the aggregate amount of all Restricted Payments made after the Initial Maturity Date, exceeds the sum of: (a) 50% of the Company's Consolidated Net Income accrued during the period (taken as a single period) commencing on the first day of the fiscal quarter immediately following the fiscal quarter during which the Initial Maturity Date occurs to and including the last day of the fiscal quarter ended immediately prior to the date of such Restricted Payment (or, if such aggregate Consolidated Net Income shall be a deficit, minus 100% of such aggregate deficit); (b) the net cash proceeds from the issuance and sale of the Company's Capital Stock (other than to a Subsidiary of the Company) that is not Disqualified Stock subsequent to the Initial Maturity Date; (c) the amount by which Indebtedness of the Company is reduced on the Company's balance sheet upon the conversion or exchange subsequent to the Initial Maturity Date of any Indebtedness of the Company convertible or exchangeable for Capital Stock (other than Disqualified Stock) of the Company (less the amount of any cash, or the fair value of any other property, distributed by the Company upon such conversion or exchange); provided, however, that the foregoing amount shall not exceed the net cash proceeds received by the Company or any Subsidiary from the sale of such Indebtedness (other than to a Subsidiary of the Company); and (d) an amount equal to the sum of the net reduction in the Investments (other than Permitted Investments) made by the Company or any Subsidiary in any Person resulting from repurchases, repayments or redemptions of such Investments by such Person, proceeds realized on the sale of such Investment and proceeds representing the return of capital (excluding dividends and distributions), in each case received by the Company or any Subsidiary; provided, however, that the foregoing amount shall not exceed, in the case of any such Person, the amount of Investments (excluding Permitted Investments) previously made (and treated as a Restricted Payment) by the Company or any Subsidiary in such Person; or (iii) the Company would not be able to incur an additional $1.00 of Indebtedness pursuant to the EBITDA Coverage Ratio test in Section 4.03(a) hereof.

         Notwithstanding the foregoing, the Company may, and may permit its Subsidiaries to: (a) pay any dividend within 60 days after the date of declaration thereof if the payment thereof would have complied with the limitations of this Section 4.04 on the date of declaration; (b) make any Restricted Payment out of the proceeds of a substantially concurrent sale (other than to a Subsidiary of the Company) of shares of the Company's Capital Stock (other than Disqualified Stock); provided, however, that the proceeds from such sale (to the extent so used for such Restricted Payment) shall be excluded from the calculation of amounts under clause (ii) of the immediately preceding paragraph; (c) make Investments in Joint Ventures which, when added to the outstanding aggregate amount of all such other Investments made after the Initial Maturity Date pursuant to this clause (c), do not exceed 5% of Consolidated Tangible Assets at such time (with each such Investment being valued as of the date made and without regard to subsequent changes in value);
(d) make Investments which, when added to the outstanding aggregate amount of all such other Investments made after the Initial Maturity Date pursuant to this clause (d), do not exceed 5% of Consolidated Tangible Assets at such time (with each such Investment being valued as of the date made and without regard to subsequent changes in value); (e) make any payment on the account of the purchase, redemption, retirement, defeasance or other acquisition for value of Subordinated Indebtedness made by exchange for, or out of the proceeds of the substantially concurrent incurrence of, Subordinated Indebtedness which is permitted to be incurred pursuant to Section 4.03; (f) so long as no Default or Event of Default shall have occurred and be continuing, purchase, redeem or otherwise acquire shares of Capital Stock of the Company or any of its Subsidiaries from employees, former employees, directors or former directors of the Company or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors), pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors under which such individuals purchase or sell or are granted the option to purchase or sell, shares of such Capital Stock; provided, however, that the aggregate amount of such Restricted Payments (excluding amounts representing cancelation of Indebtedness) shall not exceed $5,000,000 in any calendar year (provided that if the Company and its Subsidiaries make less than $5,000,000 in the aggregate of such Restricted Payments in any calendar year, the unused amount for such calendar year may be carried over to the next succeeding calendar year (but not any other calendar year thereafter)); (g) declare and pay scheduled dividends on the Convertible Preferred Stock, and make cash payments at any time to reduce any accretion in the liquidation preference resulting from previously unpaid dividends, pursuant to the terms thereof in effect on the Initial Maturity Date; provided, however, that at the time of payment of such dividend, no Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof; (h) repurchase Capital Stock if such repurchase is deemed to occur upon exercise of stock options and such Capital Stock represents a portion of the exercise price of such options; (i) make cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock of the Company; provided, however, that any such cash payment shall not be for the purpose of evading the limitation of this
Section 4.04 (as determined in good faith by the Company); (j) in the event of a Change of Control, and if no Default or Event of Default shall have occurred and be continuing, the purchase, redemption, retirement, defeasance or other acquisition of Subordinated Indebtedness, at a purchase price not greater than 101% of the principal amount of such Subordinated Indebtedness, plus any accrued and unpaid interest thereon; provided, however, that prior to such purchase, redemption, retirement, defeasance or other acquisition, the Company (or a third party to the extent permitted by this Indenture) has made a Change of Control Offer with respect to the Securities as a result of such Change of Control and has repurchased all Securities validly tendered and not withdrawn in connection with such Change of Control Offer; and (k) make other Restricted Payments in an aggregate amount not to exceed $50,000,000; provided, however, that each Restricted Payment described in clause (a) or (j) above shall be taken into account for purposes of computing the aggregate amount of all Restricted Payments pursuant to clause (ii) of the immediately preceding paragraph.

         SECTION 4.05. Limitation on Restrictions on Distributions from Subsidiaries. The Company shall not, and shall not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction (other than encumbrances or restrictions imposed by law or by judicial or regulatory action or by provisions in leases or other agreements that restrict the assignability thereof) on the ability of any Subsidiary of the Company to (i) pay dividends or make any other distributions on its Capital Stock or any other interest or participation in, or measured by, its profits, owned by the Company or any of its other Subsidiaries, or pay interest on or principal of any Indebtedness owed to the Company or any of its other Subsidiaries, (ii) make loans or advances to the Company or any of its other Subsidiaries or (iii) transfer any of its properties or assets to the Company or any of its other Subsidiaries, in each case except for encumbrances or restrictions existing under or by reason of (a) applicable law, (b) the Credit Agreement as in effect on the Effective Date, (c) Existing Indebtedness, (d) any restrictions under any agreement evidencing any Acquired Indebtedness that was permitted to be incurred pursuant to this Indenture and which was not incurred in anticipation or contemplation of the related acquisition, provided that such restrictions and encumbrances only apply to assets that were subject to such restrictions and encumbrances prior to the acquisition of such assets by the Company or its Subsidiaries, (e) restrictions or encumbrances replacing those permitted by clause (b), (c) or
(d) above which, taken as a whole, are not materially more restrictive, (f) this Indenture, (g) any restrictions and encumbrances arising in connection with Refinancing Indebtedness; provided, however, that any restrictions or encumbrances of the type described in this clause (g) that arise under such Refinancing Indebtedness are not, taken as a whole, materially more restrictive than those under the agreement creating or evidencing the Indebtedness being refunded or refinanced, (h) any restrictions with respect to a Subsidiary of the Company imposed pursuant to an agreement that has been entered into for the sale or other disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (i) any agreement restricting the sale or other disposition of property securing Indebtedness if such agreement does not expressly restrict the ability of a Subsidiary of the Company to pay dividends or make loans or advances, (j) customary restrictions in purchase money debt or leases relating to the property covered thereby, (k) provisions limiting or prohibiting the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, sale-leaseback agreements, stock sale agreements and other similar agreements, which limitation or prohibition is applicable only to the assets that are the subject of such agreements; and
(l) any encumbrance or restriction existing under or by reason of contractual requirements of a Receivables Entity in connection with a Qualified Receivables Transaction, provided that such restrictions apply only to such Receivables Entity.

         SECTION 4.06. Limitation on Asset Sales. (a) The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, consummate any Asset Sale unless (1) the Company or such Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value (including as to the value of all non-cash consideration), of the assets subject to such Asset Sale; (2) at least 75% of the consideration received by the Company or such Subsidiary therefor is in the form of cash or Eligible Investments; provided, however, that this clause (2) shall not apply if, after giving effect to such Asset Sale, the aggregate principal amount of all notes or similar debt obligations and Fair Market Value of all equity securities received by the Company from all Asset Sales since the Initial Maturity Date (other than such notes or similar debt obligations and such equity securities converted into or otherwise disposed of for cash and applied in accordance with this Section 4.06) would not exceed 2.5% of Consolidated Tangible Assets at such time; and (3) an amount equal to 100% of the Net Proceeds from such Asset Sale is applied by the Company (or such Subsidiary, as the case may be) (A) first, to the extent the Company is required or otherwise elects, (x) to invest in the lines of business of the Company or any of its Subsidiaries immediately prior to such investment or (y) to repay Indebtedness that ranks pari passu with the Securities, in each case within 360 days from the date of such Asset Sale; and (B) second, to the extent of the balance of such Net Proceeds after application in accordance with clause (A), to make an Offer to the Holders of Fixed Rate Notes to purchase such Fixed Rate Notes pursuant to and subject to the conditions contained in this Indenture; provided, however, that such Net Proceeds shall be applied on a pro rata basis with such Offer to (x) the redemption of Increasing Rate Notes pursuant to Section 3.01(a)(iii) and (y) the prepayment of any outstanding Loans pursuant to the terms of the Interim Loan Agreement; provided, further, however, that the Net Proceeds available for such Offer, after giving effect to the foregoing proviso, may be offered ratably to Holders of Fixed Rate Notes and holders of other Senior Indebtedness of the Company pursuant to customary asset sale provisions contained in the agreements governing such other Senior Indebtedness. In connection with any prepayment, repayment or purchase of Indebtedness made in satisfaction of clause (A) or (B) above, the Company shall permanently retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased. Notwithstanding the foregoing provisions of this Section 4.06, the Company and any of its Subsidiaries shall not be required to apply any Net Proceeds in accordance with this Section 4.06(a) except to the extent that the aggregate Net Proceeds from all Asset Sales which is not applied in accordance with this
Section 4.06(a) exceeds $5,000,000. Pending application of Net Proceeds pursuant to this Section 4.06(a), such Net Proceeds shall be invested in Temporary Cash Investments or applied to temporarily reduce revolving credit indebtedness.

         For the purposes of Section 4.06(a)(2), the amount (without duplication) of any (i) Indebtedness (other than Subordinated Indebtedness) of the Company or the applicable Subsidiary that is expressly assumed by the transferee in such Asset Sale and with respect to which the Company or such Subsidiary, as the case may be, is unconditionally released by the holder of such Indebtedness and (y) any notes, securities or similar obligations or items of property received from such transferee that are promptly converted, sold or exchanged by the Company or such Subsidiary for cash (to the extent of the cash actually so received), shall in each case be deemed to be cash. If at any time any non-cash consideration received by the Company or any of its Subsidiaries, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then the date of such conversion or disposition shall be deemed to constitute the date of an Asset Sale hereunder and the Net Proceeds thereof shall be applied in accordance with this Section
4.06. A transfer of assets by the Company to a Subsidiary or by a Subsidiary to the Company or to another Subsidiary will not be deemed to be an Asset Sale, and a transfer of assets that constitutes a Restricted Payment and that is permitted under Section 4.04 hereof will not be deemed to be an Asset Sale.

         (b) In the event of an Asset Sale that requires the purchase of Fixed Rate Notes (and the repayment of other Indebtedness of the Company) pursuant to
Section 4.06(a)(3)(B), the Company shall purchase Fixed Rate Notes tendered pursuant to an offer by the Company for the Fixed Rate Notes (the "Offer") at a purchase price of 100% of their principal amount, plus accrued but unpaid interest and plus a premium equal to the then applicable optional redemption premium set forth in Section 2.02(c) (or, at any time that such Fixed Rate Notes are non-callable, a premium equal to the optional redemption premium that would be applicable on the first date such Fixed Rate Notes become callable), in accordance with the procedures (including prorating in the event of oversubscription) set forth in this Indenture. If the aggregate purchase price of Fixed Rate Notes tendered exceeds the Net Proceeds allotted to their purchase in accordance with Section 4.06(a)(3)(B), the Company shall select the securities to be purchased on a pro rata basis but in denominations of $1,000 principal amount or multiples thereof. The Company shall not be required to make an Offer to purchase Fixed Rate Notes (and repay other Indebtedness of the Company) pursuant to Section 4.06(a)(3)(B) if the Net Proceeds available therefor is less than $5,000,000 (which lesser amount shall be carried forward for purposes of determining whether such an Offer and repayment are required with respect to the Net Proceeds from any subsequent Asset Sale). Upon completion of such an Offer, Net Proceeds shall be deemed to be reduced by (without duplication) the aggregate amount of such Offer and the amount of other Indebtedness repaid or redeemed in connection therewith pursuant to
Section 4.06(a)(3)(B).

         (c) (1) Promptly, and in any event within 10 days after the Company becomes obligated to make an Offer, the Company shall deliver to the Trustee and send, by first-class mail to each Holder, a written notice stating that the Holder may elect to have his Fixed Rate Notes purchased by the Company either in whole or in part (subject to prorating as described in Section 4.06(b) in the event the Offer is oversubscribed) in integral multiples of $1,000 of principal amount, at the applicable purchase price. The notice shall specify a purchase date not less than 30 days nor more than 60 days after the date of such notice (the "Purchase Date") and shall contain such information concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed decision, including a description of material developments in the Company's business subsequent to the date of the latest of its filed Annual Reports on Form 10-K (except to the extent otherwise publicly disclosed in subsequent filings with the SEC), and if material, appropriate pro forma financial information and all instructions and materials necessary to tender Securities pursuant to the Offer, together with the information contained in clause (3) below.

                  (2) Not later than the date upon which written notice of an Offer is delivered to the Trustee as provided above, the Company shall deliver to the Trustee an Officers' Certificate as to (A) the amount of the Offer (the "Offer Amount"), including information as to any other Indebtedness to be repaid, (B) the allocation of the Net Proceeds from the Asset Sale pursuant to which such Offer is being made and (C) the compliance of such allocation with the provisions of
         Section 4.06(a) and (b). On or prior to the last Business Day prior to the Purchase Date, the Company shall also irrevocably deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust) in Temporary Cash Investments, maturing on the last day prior to the Purchase Date or on the Purchase Date if funds are immediately available by open of business, an amount equal to the Offer Amount to be held for payment in accordance with the provisions of this Section. Upon the expiration of the period for which the Offer remains open (the "Offer Period"), the Company shall deliver to the Trustee for cancellation the Fixed Rate Notes or portions thereof which have been properly tendered to and are to be accepted by the Company. The Trustee shall, on the Purchase Date, mail or deliver payment (or cause the delivery of payment) to each tendering Holder in the amount of the purchase price. Amounts of Net Proceeds offered to and rejected by any Holder of Fixed Rate Notes (or other Senior Indebtedness to which such offer was made in accordance with Section 4.06(a)(3)(B)) shall be ratably applied to
         (i) prepay the Loans, (ii) redeem any Increasing Rate Notes and (iii) purchase any Fixed Rate Notes (and such other Senior Indebtedness) with respect to which the offer to purchase is accepted.

                  (3) Holders electing to have a Fixed Rate Note purchased shall be required to surrender the Fixed Rate Note, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the Purchase Date. Holders shall be entitled to withdraw their election if the Trustee or the Company receives not later than one Business Day prior to the Purchase Date, a telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Fixed Rate Note which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Fixed Rate Note purchased. Holders whose Fixed Rate Notes are purchased only in part shall be issued new Fixed Rate Notes equal in principal amount to the unpurchased portion of the Fixed Rate Notes surrendered.

                  (4) At the time the Company delivers Fixed Rate Notes to the Trustee which are to be accepted for purchase, the Company shall also deliver an Officers' Certificate stating that such Fixed Rate Notes are to be accepted by the Company pursuant to and in accordance with the terms of this Section. A Fixed Rate Note shall be deemed to have been accepted for purchase at the time the Trustee, directly or through an agent, mails or delivers payment therefor to the surrendering Holder.

         (d) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this
Section 4.06. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.06, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.06 by virtue of its compliance with such securities laws or regulations.

         SECTION 4.07. Limitation on Affiliate Transactions. Neither the Company nor any of its Subsidiaries shall, directly or indirectly, in one transaction or a series of transactions, make any loan, advance, guarantee or capital contribution to, or for the benefit of, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or for the benefit of, or purchase or lease any property or assets from, or enter into or amend any contract, agreement or understanding with, or for the benefit of, any Affiliate of the Company or any of its Subsidiaries or any Person (or any Affiliate of such Person) holding 10% or more of the Common Equity of the Company or any of its Subsidiaries, other than transactions in the ordinary course between the Company and its Subsidiaries or among Subsidiaries of the Company (an "Affiliate Transaction"), unless: (i) the terms of such Affiliate Transaction are fair and reasonable to the Company or such Subsidiary, as the case may be, and are at least as favorable as the terms which could be obtained by the Company or such Subsidiary, as the case may be, in a comparable transaction made on an arm's-length basis between unaffiliated parties; (ii) with respect to any such Affiliate Transaction involving aggregate payments in excess of $10,000,000, the Company delivers an Officers' Certificate to the Trustee certifying that such Affiliate Transaction complies with clause (i) above and a Secretary's Certificate which sets forth and authenticates a resolution that has been adopted by a vote of a majority of the disinterested members of the Board of Directors approving such Affiliate Transaction; and (iii) with respect to any such Affiliate Transaction involving aggregate payments in excess of $50,000,000, the Company delivers to the Trustee the certificates specified in clause (ii) above and an opinion of an independent investment banking firm of national standing in the United States, stating that such Affiliate Transaction is fair from a financial point of view to the Company or such Subsidiary, as the case may be; provided, however, that the foregoing clauses (ii) and (iii) shall not apply to transactions between the Company or any of its Subsidiaries; and provided, further, that the foregoing shall not prohibit (a) any Investment (other than a Permitted Investment) or other Restricted Payment, in each case permitted to be made pursuant to Section 4.04; (b) the payment of reasonable fees to directors of the Company and its Subsidiaries; (c) the issuance or sale of any Capital Stock (other than Disqualified Stock) of the Company; (d) any employment agreement, employee benefit plan, officer or director indemnification agreement or any similar arrangement entered into by the Company or any of its Subsidiaries in the ordinary course of business or approved by the Board of Directors and payments pursuant thereto; (e) loans or advances to employees in the ordinary course of business; (f) the provision of services to directors or officers of the Company or any of its Subsidiaries of the nature provided by the Company or any of its Subsidiaries to customers in the ordinary course of business or (g) any transaction effected as a part of a Qualified Receivables Transaction.

         SECTION 4.08. Change of Control. (a) Upon the occurrence of a Change of Control, each Holder of an Exchange Note shall have the right to require that the Company purchase such Holder's Exchange Notes at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of holders of record on the relevant record date to receive interest on the relevant Interest Payment Date), in accordance with the terms contemplated in Section 4.08(b).

         (b) Within 30 days following any Change of Control, the Company shall mail a notice to each Holder with a copy to the Trustee (the "Change of Control Offer") stating:

                  (1) that a Change of Control has occurred and that such Holder has the right to require the Company to purchase such Holder's Securities at the applicable purchase price in cash set forth in clause (a) above (subject to the right of Holders of record on the relevant record date to receive interest on the relevant Interest Payment Date);

                  (2) the circumstances and relevant facts regarding such Change of Control;

                  (3) the purchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and

                  (4) the instructions, as determined by the Company, consistent with this Section, that a Holder must follow in order to have its Securities purchased.

         (c) Holders electing to have a Security purchased shall be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the purchase date. Holders shall be entitled to withdraw their election if the Trustee or the Company receives not later than one Business Day prior to the purchase date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security purchased.

         (d) On the purchase date, all Securities purchased by the Company under this Section shall be delivered by the Company to the Trustee for cancellation, and the Company shall pay the purchase price plus accrued and unpaid interest, if any, to the Holders entitled thereto.

         (e) Notwithstanding the foregoing provisions of this Section, the Company shall not be required to make a Change of Control Offer following a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

         (f) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue of its compliance with such securities laws or regulations.

         SECTION 4.09. Limitation on Liens. (a) The Company shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, create or incur any Lien (the "Initial Lien") of any kind securing Indebtedness for money borrowed upon any assets, whether now owned or hereafter acquired, of the Company or any such Subsidiary without equally and ratably securing the Securities by a Lien ranking ratably with and equally to such secured Indebtedness, except that the foregoing restriction shall not apply to: (i) Liens on assets of any Person existing at the time such Person becomes a Subsidiary; (ii) Liens on assets existing at the time of acquisition thereof, or to secure the payment of the purchase price of such assets, or to secure Indebtedness incurred or guaranteed by the Company or a Subsidiary for the purpose of financing the purchase price of such assets or improvements or construction thereon, which Indebtedness is incurred or guaranteed prior to, at the time of or within 360 days after such acquisition (or in the case of real property, completion of such improvement or construction or commencement of full operation of such property, whichever is later); (iii) Liens on any assets of a Person existing at the time such Person is merged into or consolidated with the Company or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a Person as an entirety or substantially as an entirety by the Company or a Subsidiary; (iv) Liens on any assets of the Company or a Subsidiary in favor of the United States of America or any state thereof, or in favor of any other country, or in favor of any political subdivision of any of the foregoing, to secure certain payments pursuant to any contract or statute or to secure any Indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such Liens (including, but not limited to, Liens incurred in connection with industrial revenue or similar financing involving a political subdivision, agency or authority thereof); or (v) any other Permitted Lien. Any Lien created for the benefit of the Holders of the Securities pursuant to the preceding sentence shall provide by its terms that such Lien shall be automatically and unconditionally released and discharged upon the release and discharge of the Initial Lien.

         (b) Notwithstanding paragraph (a) above, the Company or any of its Subsidiaries may, without securing the Securities, create or assume any Indebtedness which is secured by a Lien that would otherwise be subject to the foregoing restrictions, provided that after giving effect thereto the Exempted Debt then outstanding does not exceed 10% of the total Consolidated Tangible Assets at such time.

         SECTION 4.10. Limitation on Sale and Leaseback Transactions. Neither the Company nor any of its Subsidiaries shall, directly or indirectly, enter into a Sale and Leaseback Transaction in respect of any of their assets unless
(i) the Company or such Subsidiary would be entitled pursuant to clause (viii) of paragraph (b) or paragraph (a) of Section 4.03 to incur Indebtedness in an amount equal to the Attributable Indebtedness in respect of such Sale and Leaseback Transaction, (ii) the Company or such Subsidiary would be entitled pursuant to Section 4.09 to create, incur or permit to exist a Lien on the assets to be leased in an amount at least equal to the Attributable Indebtedness in respect of such transaction without equally and ratably securing the Securities, or (iii) the proceeds from the sale of the assets to be leased are at least equal to their Fair Market Value and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement of indebtedness.

         SECTION 4.11. Future Guarantors. The Company will cause each Subsidiary that Guarantees any Indebtedness of the Company or any Subsidiary Guarantor (other than Indebtedness permitted to be incurred pursuant to clause
(iii), (iv), (v) or (vi) of paragraph (b) of Section 4.03) to, at the same time, execute and deliver to the Trustee a Guaranty Agreement pursuant to which such Subsidiary will Guarantee payment of the Securities on the same terms and conditions as those set forth in this Indenture.

         SECTION 4.12. Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company also shall comply with TIA ss. 314(a)(4).

         SECTION 4.13. Further Instruments and Acts. Upon request of the Trustee, or as necessary, the Company shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 4.14. Take-Out Financing. For so long as any Increasing Rate Notes remain outstanding, the Company shall comply with the provisions set forth in Section 5.18 of the Interim Loan Agreement.

                                   Article 5

                               Successor Company
                               -----------------

         SECTION 5.01. When Company May Merge or Transfer Assets. (a) The Company shall not consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, directly or indirectly, all or substantially all its assets to, any Person, unless:

         (1) the resulting, surviving or transferee Person (the "Successor Company") shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Company) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

         (2) immediately after giving pro forma effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Subsidiary as a result of such transaction as having been incurred by the Successor Company or such Subsidiary at the time of such transaction), no Default shall have occurred and be continuing;

         (3) immediately after giving pro forma effect to such transaction, the Successor Company would either (A) be able to incur an additional $1.00 of Indebtedness pursuant to Section 4.03(a) or (B) have an EBITDA Coverage Ratio that is greater than the actual EBITDA Coverage Ratio of the Company immediately prior to such transaction; and

         (4) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture;

provided, however, that clause (3) will not be applicable to (A) a Subsidiary of the Company consolidating with, merging into or transferring all or part of its properties and assets to the Company (so long as no Capital Stock of the Company is distributed to any Person) or (B) the Company merging with an Affiliate of the Company solely for the purpose and with the sole effect of reincorporating the Company in another jurisdiction.

         For purposes of this Section 5.01, the sale, lease, conveyance, assignment, transfer or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Company, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

         The Successor Company shall be the successor to the Company and shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, and the predecessor Company, except in the case of a lease, shall be released from the obligation to pay the principal of and interest on the Securities.

         (b) The Company shall not permit any Subsidiary Guarantor to consolidate with or merge with or into, or convey, transfer or lease, in one transaction or series of transactions, all or substantially all of its assets to any Person, unless: (1) except in the case of a Subsidiary Guarantor (A) that has been disposed of in its entirety to another Person (other than to the Company or an Affiliate of the Company), whether through a merger, consolidation or sale of Capital Stock or assets or (B) that, as a result of the disposition of all or a portion of its Capital Stock (other than to an Affiliate of the Company), ceases to be a Subsidiary, in connection therewith the Company provides an Officers' Certificate to the Trustee to the effect that the Company will comply with its obligations under Section 4.06 in respect of such disposition, the resulting, surviving or transferee Person (if not such Subsidiary) shall be a Person organized and existing under the laws of the jurisdiction under which such Subsidiary was organized or under the laws of the United States of America, or any State thereof or the District of Columbia, and such Person shall expressly assume, by a Guaranty Agreement, in a form reasonably satisfactory to the Trustee, all the obligations of such Subsidiary, if any, under its Subsidiary Guaranty; (2) immediately after giving effect to such transaction or transactions on a pro forma basis (and treating any Indebtedness which becomes an obligation of the resulting, surviving or transferee Person as a result of such transaction as having been issued by such Person at the time of such transaction), no Default shall have occurred and be continuing; and (3) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such Guaranty Agreement, if any, comply with this Indenture.

                                   Article 6

                             Defaults and Remedies
                             ---------------------

         SECTION 6.01. Events of Default. An "Event of Default" occurs if:

         (1) the Company defaults in any payment of interest on any Security when the same becomes due and payable, and such default continues for a period of 30 days;

         (2) the Company (A) defaults in the payment of the principal of any Security when the same becomes due and payable at its Stated Maturity, upon optional redemption, upon declaration of acceleration or otherwise, or (B) fails to redeem or purchase Securities when required pursuant to this Indenture or the Securities;

         (3) the Company fails to comply with Section 5.01;

         (4) the Company or any Subsidiary Guarantor fails to comply with any of its agreements contained in the Securities or this Indenture (other than those referred to in clause (1), (2) or (3) above) and such failure continues for 60 days after the notice specified below;

         (5) Indebtedness of the Company, any Subsidiary Guarantor or any Significant Subsidiary is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $40,000,000 or its foreign currency equivalent at the time;

         (6) a Subsidiary Guarantor, the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                  (A) commences a voluntary case;

                  (B) consents to the entry of an order for relief against it in an involuntary case;

                  (C) consents to the appointment of a Custodian of it or for any substantial part of its property; or

                  (D) makes a general assignment for the benefit of its creditors; or takes any comparable action under any foreign laws relating to insolvency;

         (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against a Subsidiary Guarantor, the Company or any Significant Subsidiary in an involuntary case;

                  (B) appoints a Custodian of a Subsidiary Guarantor, the Company or any Significant Subsidiary or for any substantial part of its property; or

                  (C) orders the winding up or liquidation of a Subsidiary Guarantor, the Company or any Significant Subsidiary;

         or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days; or

         (8) any judgment or decree for the payment of money in excess of $40,000,000 or its foreign currency equivalent at the time is entered against a Subsidiary Guarantor, the Company or any Significant Subsidiary, remains outstanding for a period of 60 consecutive days following the entry of such judgment or decree and is not discharged, waived or the execution thereof stayed; or

         (9) any Subsidiary Guaranty ceases to be in full force and effect (other than in accordance with the terms of such Subsidiary Guaranty) or any Subsidiary Guarantor denies or disaffirms its obligations under its Subsidiary Guaranty.

         The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

         The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

         A Default under clause (4) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notify the Company of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

         The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default under clause (5) or (9) and any event which with the giving of notice or the lapse of time would become an Event of Default under clause (4) or (8), its status and what action the Company is taking or proposes to take with respect thereto.

         SECTION 6.02. Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.01(6) or (7) with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the Securities by notice to the Company and the Trustee, may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.01(6) or (7) with respect to the Company occurs, the principal of and interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in principal amount of the Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

         SECTION 6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

         SECTION 6.04. Waiver of Past Defaults. The Holders of a majority in principal amount of the Securities by notice to the Trustee may waive an existing Default and its consequences except (a) a Default in the payment of the principal of or interest on a Security, (b) a Default arising from the failure to redeem or purchase any Security when required pursuant to this Indenture or (c) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

         SECTION 6.05. Control by Majority. The Holders of a majority in principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action under this Section, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

         SECTION 6.06. Limitation on Suits. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Securityholder may pursue any remedy with respect to this Indenture or the Securities unless:

         (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

         (2) the Holders of at least 25% in principal amount of the Securities make a written request to the Trustee to pursue the remedy;

         (3) such Holder or Holders offer to the Trustee reasonable security or indemnity satisfactory to it against any loss, liability or expense;

         (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

         (5) the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with the request during such 60-day period.

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder. In the event that the Definitive Securities are not issued to any beneficial owner promptly after the Registrar has received a request from the Holder of a Global Security to issue such Definitive Securities to such beneficial owner or its nominee, the Company expressly agrees and acknowledges, with respect to the right of any Holder to pursue a remedy pursuant to this Indenture, the right of such beneficial holder of Securities to pursue such remedy with respect to the portion of the Global Security that represents such beneficial holder's Securities as if such Definitive Securities had been issued.

         SECTION 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         SECTION 6.08. Collection Suit by Trustee. If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.07.

         SECTION 6.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

         SECTION 6.10. Priorities. If the Trustee collects any money or property pursuant to this Article 6, it shall pay out the money or property in the following order:

         FIRST: to the Trustee for amounts due under Section 7.07;

         SECOND: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

         THIRD: to the Company.

         The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

         SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in aggregate principal amount of the Securities.

         SECTION 6.12. Waiver of Stay or Extension Laws. The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                   Article 7

                                    Trustee
                                    -------

         SECTION 7.01. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

         (b) Except during the continuance of an Event of Default:

         (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of certificates or opinions specifically required by any provision hereof to be furnished to it, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

         (c) The Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own wilful misconduct, except that:

         (1) this paragraph does not limit the effect of paragraph (b) of this Section;

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

         (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

         (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

         (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

         SECTION 7.02. Rights of Trustee. (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

         (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers, provided, however, that the Trustee's conduct does not constitute wilful misconduct or negligence.

         (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

         (g) In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (h) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a responsible officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

         (i) The rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

         (j) The Trustee may request that the Company deliver a certificate in the form of Exhibit E setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.

         SECTION 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

         SECTION 7.04. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, shall not be accountable for the Company's use of the proceeds from the Securities, and shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities, other than the Trustee's certificate of authentication.

         SECTION 7.05. Notice of Defaults. If a Default occurs, is continuing and is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 90 days after it occurs and is known to the Trustee. Except in the case of a Default in the payment of principal of or interest on any Security (including payments pursuant to the mandatory redemption provisions of such Security), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is not opposed to the interests of the Securityholders.

         SECTION 7.06. Reports by Trustee to Holders. As promptly as practicable after each March 1 beginning with the March 1 following the Initial Maturity Date, and in any event prior to March 1 in each year, the Trustee shall mail to each Securityholder a brief report dated as of September 1 that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b).

         A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

         SECTION 7.07. Compensation and Indemnity. The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable and documented out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company and the Subsidiary Guarantors, jointly and severally, shall indemnify the Trustee against any and all loss, liability, claim, damages or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity of which a responsible Officer has received written notice. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own wilful misconduct, gross negligence or bad faith.

         To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Securities.

         The Company's payment obligations pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(6) or (7) with respect to the Company, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

         SECTION 7.08. Replacement of Trustee. The Trustee may resign at any time by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

         (1) the Trustee fails to comply with Section 7.10;

         (2) the Trustee is adjudged bankrupt or insolvent;

         (3) a receiver or other public officer takes charge of the Trustee or its property; or

         (4) the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall, upon payment of its charges hereunder, promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Securities may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

         SECTION 7.09. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

         In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

         SECTION 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

         SECTION 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

                                   Article 8

                       Discharge of Indenture; Defeasance
                       ----------------------------------

         SECTION 8.01. Discharge of Liability on Securities; Defeasance. (a) When (1) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.11) for cancellation or (2) all outstanding Securities have become due and payable, whether at maturity or on a redemption date as a result of the mailing of a notice of redemption pursuant to Article 3 hereof and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity or upon redemption all outstanding Securities, including premium (if any) and interest thereon to maturity or such redemption date (other than Securities replaced pursuant to Section 2.11), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.01(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company.

         (b) Subject to Sections 8.01(c) and 8.02, the Company at any time may terminate (1) all its obligations under the Securities and this Indenture ("legal defeasance option") or (2) its obligations under Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11 and 4.14 and the operation of
Sections 6.01(4) (insofar as such Section relates to its obligations under Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11 and 4.14),
6.01(5), 6.01(6), 6.01(7) and 6.01(8) (but, in the case of Sections 6.01(6) and
(7), with respect only to Significant Subsidiaries and Subsidiary Guarantors) and the limitations contained in Section 5.01(a)(3) ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

         If the Company exercises its legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default with respect thereto. If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Sections 6.01(4) (insofar as such Section relates to its obligations under Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11 and 4.14),
6.01(5), 6.01(6), 6.01(7) and 6.01(8) (but, in the case of Sections 6.01(6) and
(7), with respect only to Significant Subsidiaries and Subsidiary Guarantors) or because of the failure of the Company to comply with Section 5.01(a)(3). If the Company exercises its legal defeasance option or its covenant defeasance option, each Subsidiary Guarantor, if any, shall be released from all its obligations with respect to its Subsidiary Guaranty.

         Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

         (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 7.07 and 7.08 and
in this Article 8 shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.07, 8.04 and 8.05 shall survive.

         SECTION 8.02. Conditions to Defeasance. The Company may exercise its legal defeasance option or its covenant defeasance option only if:

         (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations, or a combination thereof, for the payment of principal of and interest on the Securities to maturity or redemption, as the case may be;

         (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Securities to maturity or redemption, as the case may be;

         (3) 123 days pass after the deposit is made and during the 123-day period no Default specified in Sections 6.01(6) or (7) with respect to the Company occurs which is continuing at the end of the period;

         (4) the deposit does not constitute a default under any other agreement binding on the Company;

         (5) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

         (6) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (B) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

         (7) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

         (8) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article 8 have been complied with.

         Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

         SECTION 8.03. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this
Article 8. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities.

         SECTION 8.04. Repayment to Company. The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

         Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Company for payment as general creditors.

         SECTION 8.05. Indemnity for Government Obligations. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

         SECTION 8.06. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this
Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and each Subsidiary Guarantor's obligations under this Indenture, each Subsidiary Guaranty and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; provided, however, that, if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                   Article 9

                                   Amendments
                                   ----------

         SECTION 9.01. Without Consent of Holders. The Company, the Subsidiary Guarantors and the Trustee may amend this Indenture or the Securities without notice to or consent of any Securityholder:

         (1) to cure any ambiguity, omission, defect, mistake or inconsistency;

         (2) to comply with Article 5;

         (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of
     Section 163(f) of the Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

         (4) to add Guarantees with respect to the Securities, including any Subsidiary Guaranties, or to secure the Securities;

         (5) to add to the covenants of the Company or any Subsidiary Guarantor for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or any Subsidiary Guarantor;

         (6) to comply with any requirements of the SEC in connection with qualifying, or maintaining the qualification of, this Indenture under the TIA;

         (7) to make any change that provides additional rights or benefits equally and ratably to all Securityholders or that does not adversely affect the rights of any Securityholder; or

         (8) to make any amendment to the provisions of this Indenture relating to the transfer and legending of Securities; provided, however, that (a) compliance with this Indenture as so amended would not result in Securities being transferred in violation of the Securities Act or any other applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer Securities.

         After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

         SECTION 9.02. With Consent of Holders. The Company, the Subsidiary Guarantors and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange for the Securities) and any past Default or compliance with any provisions may also be waived with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding. However, without the consent of each Securityholder affected thereby, an amendment or waiver may not:

         (1) reduce the amount of Securities whose Holders must consent to an amendment;

         (2) reduce the rate of or extend the time for payment of interest on any Security;

         (3) reduce the principal of or change the Stated Maturity of any Security;

         (4) change the provisions applicable to the redemption of any Security contained in Article 3 hereof;

         (5) make any Security payable in money other than that stated in the Security;

         (6) make any changes in the ranking or priority of any Security that would adversely affect the Securityholders;

         (7) make any change in Section 6.04 or 6.07 or the second sentence of this Section;

         (8) at any time after the occurrence of a Change of Control, reduce the amount payable by the Company upon the purchase of Securities surrendered by Holders pursuant to Section 4.08, or change the time by which the Company must make a Change of Control Offer and/or purchase the Securities surrendered by Holders pursuant to Section 4.08; or

         (9) make any change in, or release other than in accordance with this Indenture, any Subsidiary Guaranty that would adversely affect the Securityholders.

         It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

         SECTION 9.03. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

         SECTION 9.04. Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder. An amendment or waiver becomes effective upon the execution of such amendment or waiver by the Trustee.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

         SECTION 9.05. Notation on or Exchange of Securities. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

         SECTION 9.06. Trustee To Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and shall be provided with, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

         SECTION 9.07. Payment for Consent. Neither the Company nor any Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to all Holders and is paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                                  Article 10

                             Subsidiary Guaranties
                             ---------------------

         SECTION 10.01. Guaranties. Each Subsidiary Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture and the Securities and
(b) the full and punctual performance within applicable grace periods of all other obligations of the Company under this Indenture and the Securities (all the foregoing being hereinafter collectively called the "Guaranteed Obligations"). Each Subsidiary Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Subsidiary Guarantor and that such Subsidiary Guarantor will remain bound under this Article 10 notwithstanding any extension or renewal of any Obligation.

         Each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Subsidiary Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of each Subsidiary Guarantor hereunder shall not be affected by (1) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person (including any Subsidiary Guarantor) under this Indenture, the Securities or any other agreement or otherwise; (2) any extension or renewal of any thereof; (3) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (4) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any of them; (5) the failure of any Holder or the Trustee to exercise any right or remedy against any other Guarantor of the Guaranteed Obligations; or
(6) except as set forth in Section 10.06, any change in the ownership of such Subsidiary Guarantor.

         Each Subsidiary Guarantor further agrees that its Subsidiary Guaranty herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

         Except as expressly set forth in Sections 8.01(b), 10.02 and 10.06, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Subsidiary Guarantor or would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity.

         Each Subsidiary Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

         In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Obligation, each Subsidiary Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (A) the unpaid amount of such Guaranteed Obligations, (B) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (C) all other monetary Guaranteed Obligations of the Company to the Holders and the Trustee.

         Each Subsidiary Guarantor agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the Guaranteed Obligations may be accelerated as provided in Article 6 for the purposes of such Subsidiary Guarantor's Subsidiary Guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in
Article 6, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Section.

         Each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Section.

         SECTION 10.02. Limitation on Liability. Any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the Obligations Guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum amount that can be hereby Guaranteed without rendering this Indenture, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

         SECTION 10.03. Successors and Assigns. This Article 10 shall be, subject to Section 10.06, binding upon each Subsidiary Guarantor and its successors and assigns and shall enure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

         SECTION 10.04. No Waiver. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article 10 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 10 at law, in equity, by statute or otherwise.

         SECTION 10.05. Modification. No modification, amendment or waiver of any provision of this Article 10, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

         SECTION 10.06. Release of Subsidiary Guarantor. A Subsidiary Guarantor will be released from its obligations under this Article 10 (other than any obligation that may have arisen under Section 10.07):

         (1) upon the sale (including any sale pursuant to any exercise of remedies by a holder of Senior Indebtedness of the Company or of such Subsidiary Guarantor) or other disposition (including by way of consolidation or merger) of a Subsidiary Guarantor;

         (2) upon the sale or disposition of all or substantially all the assets of such Subsidiary Guarantor;

         (3) at such time as such Subsidiary Guarantor does not have any Indebtedness outstanding that would have required such Subsidiary Guarantor to enter into a Guaranty Agreement pursuant to Section 4.11 and the Company provides an Officers' Certificate to the Trustee certifying that no such Indebtedness is outstanding and that the Company elects to have such Subsidiary Guarantor released from this Article 10;

         (4) upon defeasance of the Securities pursuant to Article 8; or

         (5) upon the full satisfaction of the Company's obligations under this Indenture;

     provided, however, that in the case of clauses (1) and (2) above, (i) such sale or other disposition is made to a Person other than the Company or an Affiliate of the Company, (ii) such sale or disposition is otherwise permitted by this Indenture and (iii) the Company provides an Officers' Certificate to the Trustee to the effect that the Company will comply with its obligations under Section 4.06.

At the request of the Company, the Trustee shall execute and deliver an appropriate instrument evidencing such release.

         SECTION 10.07. Contribution. Each Subsidiary Guarantor that makes a payment under its Subsidiary Guaranty shall be entitled upon payment in full of all Guaranteed Obligations under this Indenture to a contribution from each other Subsidiary Guarantor in an amount equal to such other Subsidiary Guarantor's pro rata portion of such payment based on the respective net assets of all the Subsidiary Guarantors at the time of such payment determined in accordance with GAAP.

                                  Article 11

                                 Miscellaneous
                                 -------------

         SECTION 11.01. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

         SECTION 11.02. Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

                  if to the Company or any Subsidiary Guarantor:

                           HealthSouth Corporation
                           HealthSouth Parkway
                           Birmingham, AL 35243 11742

                           Attention of: Chief Financial Officer

                  if to the Trustee:

                           [ ]

                           Attention of:  [ ]

         The Company, any Subsidiary Guarantor or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         SECTION 11.03. Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, any Subsidiary Guarantor, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

         SECTION 11.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

         (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         SECTION 11.05. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

         (1) a statement that the individual making such certificate or opinion has read such covenant or condition;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

         SECTION 11.06. When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

         SECTION 11.07. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

         SECTION 11.08. Legal Holidays. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

         SECTION 11.09. Governing Law. This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 11.10. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or any Subsidiary Guarantor shall not have any liability for any obligations of the Company under the Securities or this Indenture or of such Subsidiary Guarantor under its Subsidiary Guaranty or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

         SECTION 11.11. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

         SECTION 11.12. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

         SECTION 11.13. Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

         IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                              HEALTHSOUTH CORPORATION,


                                                By
                                                  ----------------------------
                                                  Name:
                                                  Title:


                                              [SUBSIDIARY GUARANTOR],


                                                By
                                                  ----------------------------
                                                  Name:
                                                  Title:


                                              [SUBSIDIARY GUARANTOR],


                                                By
                                                  ----------------------------
                                                  Name:
                                                  Title:


                                              [SUBSIDIARY GUARANTOR],


                                                By
                                                  ----------------------------
                                                  Name:
                                                  Title:


                                              [TRUSTEE],


                                                By
                                                  ----------------------------
                                                  Name:
                                                  Title:

                                                                       APPENDIX

                       PROVISIONS RELATING TO SECURITIES
                       ---------------------------------

         1. Definitions

         1.1 Definitions

         For the purposes of this Appendix the following terms shall have the meanings indicated below. Terms used but not defined in this Appendix shall have the meanings assigned thereto in the Indenture to which this Appendix is attached.

         "Definitive Security" means a certificated Security bearing, if required, the appropriate restricted securities legend set forth in Section 2.3(d).

         "Depositary" means The Depository Trust Company, its nominees and their respective successors.

         "Exchange Notes" means the Senior Exchange Notes due 2014 issued in exchange for the Loans in accordance with the terms of the Indenture, which may take the form of Fixed Rate Notes or Increasing Rate Notes pursuant to the terms of the Indenture, but excluding any Substitute Exchange Notes.

         "IAI" means an institutional "accredited investor", as defined in Rule 501(a)(1), (2), (3) and (7) of Regulation D under the Securities Act.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Registered Exchange Offer" has the meaning assigned thereto in Exhibit C to the Indenture.

         "Regulation S" means Regulation S under the Securities Act.

         "Rule 144A" means Rule 144A under the Securities Act.

         "Securities" means the Exchange Notes and the Substitute Exchange Notes, treated as a single class.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depositary) or any successor Person thereto and shall initially be the Trustee.

         "Shelf Registration Statement" has the meaning assigned thereto in Exhibit C to the Indenture.

         "Substitute Exchange Notes" means the Senior Exchange Notes due 2014 issued in connection with a Registered Exchange Offer pursuant to the Holders' registration rights set forth in Exhibit C to the Indenture, which may take the form of Fixed Rate Notes or Increasing Rate Notes pursuant to the terms of the Indenture.

         "Transfer Restricted Securities" means Exchange Notes that bear or are required to bear the legend relating to restrictions on transfer relating to the Securities Act set forth in Section 2.3(d) hereto.

         1.2 Other Definitions

                                                                  Defined in
                  Term                                             Section:
                  ----                                             -------

"Agent Members"..................................................... 2.1(b)
"Global Securities"................................................. 2.1(a)
"IAI Global Security"............................................... 2.1(a)
"Regulation S Global Security"...................................... 2.1(a)
"Rule 144A Global Security"......................................... 2.1(a)

         2. The Securities.

         2.1 (a) Form and Dating. The Exchange Notes will be issued to the Lenders in exchange for Loans held by such Lenders in an aggregate principal amount equal to 100% of the aggregate principal amount of the Loans for which they are exchanged, in accordance with the terms of the Indenture. Exchange Notes exchanged for Loans shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the "Rule 144A Global Security") in each case without interest coupons and bearing the global securities legend and the restricted securities legend, which shall be deposited on behalf of the Securityholders of the Exchange Notes represented thereby with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. The Exchange Notes may thereafter be transferred to, among others, QIBs, IAIs and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein. Exchange Notes transferred to IAIs shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the "IAI Global Security"), and Exchange Notes transferred pursuant to Regulation S shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the "Regulation S Global Security"), in each case without interest coupons and with the global securities legend and the applicable restricted securities legend set forth in Exhibits A and B to the Indenture, which shall be deposited on behalf of the Holders represented thereby with the Securities Custodian and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Indenture.

         Beneficial interests in Regulation S Global Securities or IAI Global Securities may be exchanged for interests in Rule 144A Global Securities if (1) such exchange occurs in connection with a transfer of Securities in compliance with Rule 144A and (2) the transferor of the beneficial interest in the Regulation S Global Security or the IAI Global Security, as applicable, first delivers to the Trustee a written certificate (in a form satisfactory to the Trustee) to the effect that the beneficial interest in the Regulation S Global Security or the IAI Global Security, as applicable, is being transferred to a Person (a) who the transferor reasonably believes to be a QIB, (b) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (c) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

         Beneficial interests in Regulation S Global Securities or Rule 144A Global Securities may be exchanged for an interest in IAI Global Securities if
(1) such exchange occurs in connection with a transfer of the Securities in compliance with an exemption under the Securities Act and (2) the transferor of the beneficial interest in the Regulation S Global Security or Rule 144A Global Security, as applicable, first delivers to the Trustee a written certificate (substantially in the form of Exhibit D to the Indenture) to the effect that
(A) the beneficial interest in the Regulation S Global Security or Rule 144A Global Security, as applicable, is being transferred (a) to an "accredited investor" within the meaning of 501(a)(1),(2),(3) and (7) under the Securities Act that is an institutional investor acquiring the Securities for its own account or for the account of such an institutional accredited investor, in each case in a minimum principal amount of the securities of $250,000 (or if less, pursuant to an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act), for investment purposes and not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act and (B) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

         Beneficial interests in a Rule 144A Global Security or an IAI Global Security may be transferred to a Person who takes delivery in the form of an interest in a Regulation S Global Security only if the transferor first delivers to the Trustee a written certificate (in a form satisfactory to the Trustee) to the effect that such transfer is being made in accordance with Rule 904 of Regulation S or Rule 144 (if applicable).

         The Rule 144A Global Security, the IAI Global Security and the Regulation S Global Security are collectively referred to herein as "Global Securities". The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

         Upon transfer of an interest in a Global Security in respect of an Increasing Rate Note, the Holder thereof may designate such Security on the Transfer Date to be a Fixed Rate Note in accordance with the terms of the Indenture. Interests in a Global Security in respect of Fixed Rate Notes shall be represented by a Rule 144A, Regulation S or IAI Global Security, as the case may be, in the form of Exhibit B to the Indenture. Interests in a Global Security in respect of Increasing Rate Notes shall be represented by a Rule 144A, Regulation S or IAI Global Security, as the case may be, in the form of Exhibit A to the Indenture.

         (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depositary.

         The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under the Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Company, the Trustee and any agent of the Company or the Trustee shall be entitled to treat the Depositary as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

         (c) Definitive Securities. Except as provided in this Section 2.1 or
Section 2.3 or 2.4, owners of beneficial interests in Global Securities shall not be entitled to receive physical delivery of Definitive Securities.

         2.2 Authentication. The Trustee shall authenticate and deliver upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company (i) Exchange Notes in an aggregate principal amount not to exceed the aggregate principal amount of Loans exchanged for such Exchange Notes pursuant to the terms of the Indenture and (ii) Substitute Exchange Notes for issue only in a Registered Exchange Offer pursuant to the Holders' registration rights set forth in Exhibit C to the Indenture and for a like principal amount of Exchange Notes exchanged pursuant thereto. Such Exchange Notes and Substitute Exchange Notes may be Increasing Rate Notes or Fixed Rate Notes, in accordance with the terms of the Indenture. Such order shall specify the amount of the Securities to be authenticated, the date on which the original issue of Securities is to be authenticated, whether the Securities are to be Exchange Notes or Substitute Exchange Notes and whether the Securities are to be Increasing Rate Notes or Fixed Rate Notes. The aggregate principal amount of Securities outstanding at any time shall not exceed $1,000,000,000.

         2.3 Transfer and Exchange.

         (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Registrar with a request:

          (x)      to register the transfer of such Definitive
                   Securities; or

          (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:

                  (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or its attorney duly authorized in writing; and

                  (ii) if such Definitive Securities are required to bear a restricted securities legend, they are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 2.3(b) or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                         (A) if such Definitive Securities are being delivered
                  to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                         (B) if such Definitive Securities are being
                  transferred to the Company, a certification to that effect;
                  or

                         (C) if such Definitive Securities are being
                  transferred (x) pursuant to an exemption from registration in accordance with Rule 144A, Regulation S or Rule 144 under the Securities Act; or (y) in reliance upon another exemption from the requirements of the Securities Act: (i) a certification to that effect (in the form set forth on the reverse of the Security) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(d); and

                         (D) in each case, in the event of any transfer of a
                  Definitive Security that is an Increasing Rate Note, a written notice as to whether such Security shall be an Increasing Rate Note in the form of Exhibit A or a Fixed Rate
                  Note in the form of Exhibit B following such transfer.

         (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Rule 144A Global Security, an IAI Global Security or a Regulation S Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer (including written notice as to whether such Security shall be an Increasing Rate Note or Fixed Rate Note following such transfer), in form satisfactory to the Trustee, together with:

                  (i) certification, in the form set forth on the reverse of the Security, that such Definitive Security is either (A) being transferred to a QIB in accordance with Rule 144A, (B) being transferred to an IAI or (C) being transferred by a Person who initially purchased such Security in reliance on Regulation S to a buyer who elects to hold its interest in such Security in the form of a beneficial interest in the Regulation S Global Security; and

                  (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Rule 144A Global Security (in the case of a transfer pursuant to clause (b)(i)(A)), IAI Global Security (in the case of a transfer pursuant to clause (b)(i)(B)) or Regulation S Global Security (in the case of a transfer pursuant to clause
         (b)(i)(C)) to reflect an increase in the aggregate principal amount of the Securities represented by the Rule 144A Global Security, IAI Global Security or Regulation S Global Security, as applicable, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the Rule 144A Global Security, IAI Global Security or Regulation S Global Security, as applicable, to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security, IAI Global Security or Regulation S Global Security, as applicable, equal to the principal amount of the Definitive Security so canceled. If no Rule 144A Global Securities, IAI Global Securities or Regulation S Global Securities, as applicable, are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Rule 144A Global Security, IAI Global Security or Regulation S Global Security, as applicable, in the appropriate principal amount.

         (c) Transfer and Exchange of Global Securities.

                  (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with the Indenture (including applicable restrictions on transfer set forth herein, if any, and the procedures set forth in
         Section 2.02(b) of the Indenture with respect to any election to cause an Increasing Rate Note to become a Fixed Rate Note) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver to the Registrar a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in the Global Security. The Registrar shall, in accordance with such instructions instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred.

                  (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Security from which such interest is being transferred.

                  (iii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (iv) In the event a Global Security is exchanged for Definitive Securities pursuant to Section 2.4 hereof, prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or another applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

         (d) Legend.

                  (i) Except as permitted by the following paragraphs (ii),
         (iii) and (iv), each Security certificate evidencing the Global Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:


                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
                  SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE COMPANY,
                  (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (IV) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (V) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (VI) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (VI), IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

         Each Definitive Security shall also bear the following additional legend:

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                  (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act, the Registrar shall permit the transferee thereof to exchange such Transfer Restricted Security for a certificated Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, if the transferor thereof certifies in writing to the Registrar that such sale or transfer was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Security).

                  (iii) After a transfer of any Exchange Notes pursuant to and during the period of the effectiveness of a Shelf Registration Statement with respect to such Exchange Notes, all requirements pertaining to legends on such Exchange Note will cease to apply, the requirements requiring any such Exchange Note issued to certain Holders be issued in global form will cease to apply, and Exchange Notes in certificated or global form, in each case without restrictive transfer legends, will be available to the transferee of the Holder of such Exchange Notes upon exchange of such transferring Holder's certificated Exchange Note or directions to transfer such Holder's interest in the Global Security, as applicable.

                  (iv) Upon the consummation of a Registered Exchange Offer with respect to the Exchange Notes, all requirements pertaining to such Exchange Notes that Exchange Notes issued to certain Holders be issued in global form will still apply with respect to Holders of such Exchange Notes that do not exchange their Exchange Notes for Substitute Exchange Notes, and Substitute Exchange Notes in certificated or global form, in each case without restrictive transfer legends, will be available to Holders that exchange such Exchange Notes in such Registered Exchange Offer.

         (e) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, purchased or canceled, such Global Security shall be returned to the Depositary for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, redeemed, purchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

         (f) No Obligation of the Trustee.

                  (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         2.4 Definitive Securities.

         (a) A Global Security deposited with the Depositary or with the Trustee as Securities Custodian for the Depositary pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 hereof and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security and the Depositary fails to appoint a successor depositary or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and, in either case, a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under the Indenture.

         (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depositary to the Trustee located at its principal corporate trust office in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section 2.4 shall be executed, authenticated and delivered only in denominations of $1,000 principal amount and any integral multiple thereof and registered in such names as the Depositary shall direct. Any Definitive Security delivered in exchange for an interest in the Transfer Restricted Security shall, except as otherwise provided by Section 2.3(d) hereof, bear the applicable restricted securities legend and definitive securities legend set forth in Exhibits A and B to the Indenture.

         (c) Subject to the provisions of Section 2.4(b) hereof, the registered Holder of a Global Security shall be entitled to grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Securities.

         (d) In the event of the occurrence of one of the events specified in
Section 2.4(a) hereof, the Company shall promptly make available to the Trustee a reasonable supply of Definitive Securities in definitive, fully registered form without interest coupons. In the event that such Definitive Securities are not issued, the Company expressly acknowledges, with respect to the right of any Holder to pursue a remedy pursuant to Section 6.06 of the Indenture, the right of any beneficial owner of Securities to pursue such remedy with respect to the portion of the Global Security that represents such beneficial owner's Securities as if such Definitive Securities had been issued.

                                                                      EXHIBIT A

                     [FORM OF FACE OF INCREASING RATE NOTE]

                           [Global Securities Legend]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                       [Restricted Securities Legend](1)

         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT
(A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE COMPANY, (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (IV) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (V) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (VI) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH
(VI), IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

----------------

(1) Include this legend on all Exchange Notes that are Transfer Restricted Securities.



                         [Definitive Securities Legend]

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

No._________________                                         $__________


                         Senior Exchange Notes Due 2014

         HealthSouth Corporation, a Delaware corporation, promises to pay to [ ], or registered assigns, the principal sum of [ ] Dollars on [ ].

         Interest Payment Dates: March 31, June 30, September 30 and December
31.

         Record Dates: March 15, June 15, September 15 and December 15.

         Additional provisions of this Security are set forth on the other side of this Security.

Dated:

HEALTHSOUTH CORPORATION,


  By
    -----------------------------
    Name:
    Title:


  By
    -----------------------------
    Name:
    Title:


TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

[ ]
   as Trustee, certifies
      that this is one of
      the Securities referred
      to in the Indenture.

   By
     ---------------------------
     Authorized Signatory

                 [FORM OF REVERSE SIDE OF INCREASING RATE NOTE]

                         Senior Exchange Note Due 2014

1.       Interest

         HealthSouth Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Increasing Rate Note at a rate per annum equal to [ ]%(2) plus the Exchange Spread. The "Exchange Spread" means 0 basis points during the three-month period commencing on the Initial Maturity Date and shall increase by 50 basis points at the beginning of each subsequent three-month period. The interest rate borne by Increasing Rate Notes shall not (a) exceed 12.0% per annum or (b) be less than 9.0% per annum. To the extent the interest rate borne by Increasing Rate Notes exceeds 11.5% per annum, the Company may, at its option, elect to pay such excess interest by issuing additional Increasing Rate Notes to the Holders in an aggregate principal amount equal to the aggregate amount of such excess interest. Notwithstanding the foregoing, at any time when an Event of Default has occurred and is continuing, the Increasing Rate Notes shall bear interest at a rate per annum that is 2.0% above the rate otherwise applicable thereto (and without giving effect to clause (a) above) from and including the date on which such Event of Default occurred to and excluding the date on which such Event of Default has been cured, and the Company shall pay interest on overdue installments of interest at the same rate to the extent lawful. [In addition, if a Registration Default (as defined in Exhibit C to the Indenture) occurs, the Company will pay liquidated damages in the form of increased interest of $0.192 per week per $1,000 principal amount of Increasing Rate Notes to the Holders who are unable freely to transfer Increasing Rate Notes from and including the date of the occurrence of such Registration Default to but excluding the date on which all such Registration Defaults have been cured.](3) The Company will pay interest on each Increasing Rate Note quarterly on each March 31, June 30, September 30 and December 31 following the date such Increasing Rate Note is exchanged for Loans, and on the Final Maturity Date. Interest on each Increasing Rate Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the most recent date to which interest has been paid with respect to the Loans for which the Increasing Rate Note was exchanged. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

---------------------

(2) Insert the rate equal to the interest rate borne by the Loans on the day immediately preceding the Initial Maturity Date plus 50 basis points.

(3)  Include for all Securities that are Transfer Restricted Securities.



2.       Method of Payment

         The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on March 15, June 15, September 15 and December 15 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. The Company will make all payments in respect of a certificated Security (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.       Paying Agent and Registrar

         Initially, [ ], at a [ ] (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.       Indenture

         The Company issued the Securities under an Indenture dated as of [ ] (the "Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

         The Securities are general unsecured obligations of the Company limited to $1,000,000,000 aggregate principal amount at any one time outstanding. This Increasing Rate Note is one of the Securities referred to in the Indenture. The Securities include the Exchange Notes (including both Increasing Rate Notes and Fixed Rate Notes) and any Substitute Exchange Notes (including both Increasing Rate Notes and Fixed Rate Notes) issued in exchange for the Exchange Notes. The Exchange Notes and the Substitute Exchange Notes are treated as a single class of securities under the Indenture. The Indenture contains covenants that limit the ability of the Company and its subsidiaries to, among other things, incur additional indebtedness; issue or sell preferred stock of subsidiaries; pay dividends or distributions on, or redeem or repurchase, capital stock; make investments; engage in transactions with affiliates; create liens on assets; transfer or sell assets; guarantee indebtedness; restrict dividends or other payments of subsidiaries; consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries; and engage in sale and leaseback transactions. These covenants are subject to important exceptions and qualifications.

5.       Optional Redemption

         The Company is entitled to redeem all or a portion of the Increasing Rate Notes at any time upon not less than 30 nor more than 60 days' notice at par plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that in the event of an optional redemption of Increasing Rate Notes, the Company will be required to redeem the Increasing Rate Notes and callable Fixed Rate Notes ratably with prepayments of any outstanding Loans in accordance with the terms of the Interim Loan Agreement.

6.       Mandatory Redemption

         The Company is required to redeem the Increasing Rate Notes at par plus accrued and unpaid interest to the redemption date with the net proceeds from nonordinary course asset sales in accordance with the terms and conditions set forth in the Indenture. In addition, if the Company optionally prepays any Loans pursuant to the terms of the Interim Loan Agreement, then the Company is required to redeem Increasing Rate Notes and callable Fixed Rate Notes on a pro rata basis with the Loans prepaid. The Increasing Rate Notes will be redeemed at par plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

7.       Notice of Redemption

         Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part but only in whole multiples of $1,000. Securities in denominations of $1,000 or less in principal amount will be redeemed in whole and not in part. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

8.       Put Provisions

         Upon the occurrence of a Change of Control, each Holder of an Increasing Rate Note will have the right to cause the Company to repurchase all or any part of such Holder's Increasing Rate Notes at a repurchase price in cash equal to 101% of the principal amount of the Increasing Rate Notes to be repurchased plus accrued and unpaid interest to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

9.       Guaranty

         The payment by the Company of the principal of, and premium and interest on, the Securities is fully and unconditionally guaranteed on a joint and several senior basis by each of the Subsidiary Guarantors to the extent set forth in the Indenture.

10.      Denominations; Transfer; Exchange

         The Securities are in registered form without coupons in denominations of $1,000 principal amount and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

11.      Persons Deemed Owners

         The registered Holder of this Security may be treated as the owner of it for all purposes.

12.      Unclaimed Money

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

13.      Discharge and Defeasance

         Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of its and the Subsidiary Guarantors' obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

14.      Amendment, Waiver

         Subject to certain exceptions set forth in the Indenture, (a) the Indenture and the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (b) any past default or noncompliance with any provision may be waived with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company, the Subsidiary Guarantors and the Trustee shall be entitled to amend the Indenture or the Securities to cure any ambiguity, omission, defect, mistake or inconsistency, or to comply with Article 5 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add Guarantees with respect to the Securities, including Subsidiary Guarantees, or to secure the Securities, or to add additional covenants or surrender rights and powers conferred on the Company or the Subsidiary Guarantors, or to comply with any requirement of the SEC in connection with qualifying, or maintaining the qualification of, the Indenture under the TIA, or to make any change that does not adversely affect the rights of any Securityholder, or to make amendments to provisions of the Indenture relating to the transfer and legending of the Securities.

15.      Defaults and Remedies

         Under the Indenture, Events of Default include (a) default for 30 days in payment of interest on the Securities; (b) default in payment of principal on the Securities at their Stated Maturity, upon optional redemption, upon declaration of acceleration or otherwise, or failure by the Company to redeem or purchase Securities when required; (c) failure by the Company to comply with
Section 5.01 of the Indenture; (d) failure by the Company to comply with certain provisions in Article 4 of the Indenture, subject to notice and lapse of time; (e) failure by the Company or any Subsidiary Guarantor to comply with any of its agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (f) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company, any Subsidiary Guarantor or any Significant Subsidiary if the total amount accelerated (or so unpaid) exceeds $36,000,000;
(g) certain events of bankruptcy or insolvency with respect to the Company, a Subsidiary Guarantor or any Significant Subsidiary; (h) certain judgments or decrees entered against the Company, a Subsidiary Guarantor or any Significant Subsidiary for the payment of money in excess of $36,000,000; and (i) certain defaults with respect to Subsidiary Guarantees. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

         Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

16.      Trustee Dealings with the Company

         Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.      No Recourse Against Others

         A director, officer, employee or stockholder, as such, of the Company, a Subsidiary Guarantor or the Trustee shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

18.      Authentication

         This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

19.      Abbreviations

         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

20.      CUSIP and ISIN Numbers

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and has directed the Trustee to use CUSIP and ISIN numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21.      Holders' Compliance with Registration Rights(4)

         Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the registration rights provisions set forth in Exhibit C to the Indenture, including the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.


-----------------

(4)  Include for all Securities that are Transfer Restricted Securities.



22.      Governing Law.

         THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

                  HealthSouth Corporation

                  Attention:  [ ]

-------------------------------------------------------------------------------

                                ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

         (Print or type assignee's name, address and zip code)

         (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint                           agent to transfer this
Security on the books of the Company. The agent may substitute another to act for him.


_______________________________________________________________________________

Date: __________________________   Your Signature: ____________________________

_______________________________________________________________________________

Sign exactly as your name appears on the other side of this Security.


In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

|_|     to the Company; or

         (1) |_| pursuant to an effective registration statement under the Securities Act of 1933; or

         (2) |_| inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (3) |_| outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

         (4) |_| pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933; or

         (5) |_| to an institutional "accredited investor" (as defined in Rule 501(a)(1),(2),(3) or (7) under the Securities Act of
                  1933) that has furnished to the Trustee a signed letter containing certain representations and agreements and, if applicable, an opinion of counsel satisfactory to the Company that such transfer is in compliance with the Securities Act of 1933.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.



________________________
Signature


Signature Guarantee:


__________________________________            _________________________________
Signature must be guaranteed                               Signature


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

             TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ______________________               __________________________________
                                            Notice:   To be executed by
                                                      an executive officer

                     [TO BE ATTACHED TO GLOBAL SECURITIES]

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

         The following increases or decreases in this Global Security have been made:


Date of                  Amount of decrease     Amount of increase     Principal amount of    Signature of
Exchange                 in Principal amount    in Principal amount    this Global Security   authorized officer
                         of this Global         of this Global         following such         of Trustee or
                         Security               Security               decrease or increase   Securities Custodian





                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Security purchased by the Company pursuant to Section 4.08 of the Indenture, check the box: |_|

         If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.08 of the Indenture, state the amount in principal amount: $

Dated:__________________________       Your Signature: _______________________
                                                       (Sign exactly as your
                                                        name appears on the
                                                        other side of this
                                                        Security.)

Signature Guarantee: __________________________________________________________
                                   (Signature must be guaranteed)

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                      EXHIBIT B



                       [FORM OF FACE OF FIXED RATE NOTE]

                           [Global Securities Legend]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                       [Restricted Securities Legend](5)

         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

-----------------

(5) Include this legend on all Exchange Notes that are Transfer Restricted Securities.


         THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT
(A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE COMPANY, (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (IV) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (V) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (VI) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH
(VI), IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                         [Definitive Securities Legend]

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

No. _______________                                           $ _________


                         Senior Exchange Notes Due 2014

         HealthSouth Corporation, a Delaware corporation, promises to pay to [ ], or registered assigns, the principal sum of [ ] Dollars on [ ].

         Interest Payment Dates: March 31, June 30, September 30 and December
31.

         Record Dates: March 15, June 15, September 15 and December 15.

         Additional provisions of this Security are set forth on the other side of this Security.

Dated:


HEALTHSOUTH CORPORATION


     By
       -----------------------------
       Name:
       Title:


     By
       -----------------------------
       Name:
       Title:


TRUSTEE'S CERTIFICATE OF
   AUTHENTICATION


[ ]
     as Trustee, certifies
         that this is one of
         the Securities referred
         to in the Indenture.

     By
        -------------------------
           Authorized Signatory

                   [FORM OF REVERSE SIDE OF FIXED RATE NOTE]

                         Senior Exchange Note Due 2011

1.       Interest

         HealthSouth Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of each Fixed Rate Note at a fixed rate per annum determined as provided in
Section 2.02(b) of the Indenture, which rate shall equal the greater of (i) the rate per annum equal to the annual rate of interest accruing on the underlying Increasing Rate Note on the Transfer Date and (ii) if the transferring Securityholder determines and represents to the Company on the Transfer Date that a higher rate is necessary in order to permit such Securityholder to sell such Security to a third party and receive consideration equal to the principal amount thereof plus all accrued and unpaid interest to the Transfer Date, such higher rate (not to exceed 12.0% per annum). To the extent the interest rate borne by Fixed Rate Notes exceeds 11.5% per annum, the Company may, at its option, elect to pay such excess interest by issuing additional Fixed Rate Notes to the Holders in an aggregate principal amount equal to the aggregate amount of such excess interest. Notwithstanding the foregoing, at any time when an Event of Default has occurred and is continuing, the Fixed Rate Notes shall bear interest at a rate per annum that is 2.0% above the rate otherwise applicable thereto (and without giving effect to the last parenthetical in the first sentence of this paragraph) from and including the date on which such Event of Default occurred to and excluding the date on which such Event of Default has been cured, and the Company shall pay interest on overdue installments of interest at the same rate to the extent lawful. [In addition, if a Registration Default (as defined in Exhibit C to the Indenture) occurs, the Company will pay liquidated damages in the form of increased interest of $0.192 per week per $1,000 principal amount of Fixed Rate Notes to the Holders who are unable freely to transfer Fixed Rate Notes from and including the date of the occurrence of such Registration Default to but excluding the date on which all such Registration Defaults have been cured.](6) The Company will pay interest on each Fixed Rate Note quarterly on each March 31, June 30, September 30 and December 31 following the Transfer Date with respect to such Fixed Rate Note, and on the Final Maturity Date. Interest on each Fixed Rate Note will accrue from the most recent date to which interest has been paid thereon or, if no interest has been paid, from the most recent date to which interest has been paid with respect to the underlying Increasing Rate Note prior to the Transfer Date with respect to such Fixed Rate Note (or, if no interest has been paid on such Increasing Rate Note, from the most recent date to which interest has been paid with respect to the Loans for which such Increasing Rate Note was exchanged). Interest will be computed on the basis of a 360-day year of twelve 30-day months.

--------------

(6)  Include for all Securities that are Transfer Restricted Securities.


2.       Method of Payment

         The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the March 15, June 15, September 15 and December 15 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. The Company will make all payments in respect of a certificated Security (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.       Paying Agent and Registrar

         Initially, [ ], a [ ] (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.       Indenture

         The Company issued the Securities under an Indenture dated as of [ ] (the "Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

         The Securities are general unsecured obligations of the Company limited to $1,000,000,000 aggregate principal amount at any one time outstanding. This Fixed Rate Note is one of the Securities referred to in the Indenture. The Securities include the Exchange Notes (including both Increasing Rate Notes and Fixed Rate Notes) and any Substitute Exchange Notes (including both Increasing Rate Notes and Fixed Rate Notes) issued in exchange for the Exchange Notes. The Exchange Notes and the Substitute Exchange Notes are treated as a single class of securities under the Indenture. The Indenture contains covenants that limit the ability of the Company and its subsidiaries to, among other things, incur additional indebtedness; issue or sell preferred stock of subsidiaries; pay dividends or distributions on, or redeem or repurchase, capital stock; make investments; engage in transactions with affiliates; create liens on assets; transfer or sell assets; guarantee indebtedness; restrict dividends or other payments of subsidiaries; consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries; and engage in sale and leaseback transactions. These covenants are subject to important exceptions and qualifications.

5.       Optional Redemption

         Each Fixed Rate Note shall, subject to the following paragraph, be non-callable for four years from the Initial Maturity Date with respect to such Fixed Rate Note and shall be callable thereafter at a price equal to 100% of its principal amount plus accrued and unpaid interest plus a premium equal to one-half of the coupon in effect on such Fixed Rate Note following such transfer on the Transfer Date, which premium shall decline ratably on each yearly anniversary of the Initial Maturity Date to zero one year prior to the Final Maturity Date; provided, however, that such call protection shall not apply to any call for redemption issued by the Company prior to the date such Security became a Fixed Rate Note.

         Prior to March 1, 2009, the Company shall be entitled at its option on one or more occasions to redeem non-callable Fixed Rate Notes in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the Fixed Rate Notes then outstanding at a redemption price equal to par plus the then applicable coupon with respect to each such Fixed Rate Note, plus accrued and unpaid interest to the redemption date, with the net cash proceeds from one or more Equity Offerings (subject to the prior application of such proceeds as may be required pursuant to any mandatory redemption of Securities or mandatory prepayment of Loans); provided, however, that (1) at least $100,000,000 principal amount of Fixed Rate Notes remains outstanding immediately after the occurrence of each such redemption (other than Securities held, directly or indirectly, by the Company or its affiliates); and (2) each such redemption occurs within 60 days after the date of the related Equity Offering.

         The Company is entitled to redeem all or a portion of the then callable Fixed Rate Notes at any time upon not less than 30 nor more than 60 days' notice, at the optional redemption premium then applicable to each such Fixed Rate Note as provided in the first paragraph of this Section 5, plus accrued and unpaid interest to the date of redemption (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that in the event of an optional redemption pursuant to Section 3.01(b) of the Indenture, the Company will be required to redeem the Increasing Rate Notes and callable Fixed Rate Notes ratably with prepayments of any outstanding Loans in accordance with the terms of the Interim Loan Agreement.

6.       Mandatory Redemption

         If the Company optionally prepays any Loans pursuant to the terms of the Interim Loan Agreement, then the Company is required to redeem Increasing Rate Notes and offer to redeem callable Fixed Rate Notes on a pro rata basis with the Loans. The callable Fixed Rate Notes will be redeemed at the optional redemption premium then applicable to each such Fixed Rate Note, plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

7.       Notice of Redemption

         Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part but only in whole multiples of $1,000. Securities in denominations of $1,000 or less in principal amount will be redeemed in whole and not in part. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

8.       Put Provisions

         The Company must offer to repurchase the Fixed Rate Notes at a purchase price of 100% of their principal amount, plus accrued but unpaid interest to the redemption date and plus a premium equal to the then applicable optional redemption premium set forth in Section 2.02(c) of the Indenture (or, at any time that such Fixed Rate Notes are non-callable, a premium equal to the optional redemption premium that would be applicable on the first date such Fixed Rate Notes become callable), with the net proceeds from nonordinary course asset sales pursuant to the Indenture.

         Upon the occurrence of a Change of Control, each Holder of a Fixed Rate Note will have the right to cause the Company to repurchase all or any part of such Holder's Fixed Rate Notes at a repurchase price in cash equal to 101% of the principal amount of the Fixed Rate Notes to be repurchased plus accrued and unpaid interest to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

9.       Guaranty

         The payment by the Company of the principal of, and premium and interest on, the Securities is fully and unconditionally guaranteed on a joint and several senior basis by each of the Subsidiary Guarantors to the extent set forth in the Indenture.

10.      Denominations; Transfer; Exchange

         The Securities are in registered form without coupons in denominations of $1,000 principal amount and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

11.      Persons Deemed Owners

         The registered Holder of this Security may be treated as the owner of it for all purposes.

12.      Unclaimed Money

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

13.      Discharge and Defeasance

         Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of its and the Subsidiary Guarantors' obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

14.      Amendment, Waiver

         Subject to certain exceptions set forth in the Indenture, (a) the Indenture and the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (b) any past default or noncompliance with any provision may be waived with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company, the Subsidiary Guarantors and the Trustee shall be entitled to amend the Indenture or the Securities to cure any ambiguity, omission, defect, mistake or inconsistency, or to comply with Article 5 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add Guarantees with respect to the Securities, including Subsidiary Guarantees, or to secure the Securities, or to add additional covenants or surrender rights and powers conferred on the Company or the Subsidiary Guarantors, or to comply with any requirement of the SEC in connection with qualifying, or maintaining the qualification of, the Indenture under the TIA, or to make any change that does not adversely affect the rights of any Securityholder, or to make amendments to provisions of the Indenture relating to the transfer and legending of the Securities.

15.      Defaults and Remedies

         Under the Indenture, Events of Default include (a) default for 30 days in payment of interest on the Securities; (b) default in payment of principal on the Securities at their Stated Maturity, upon optional redemption, upon declaration of acceleration or otherwise, or failure by the Company to redeem or purchase Securities when required; (c) failure by the Company to comply with
Section 5.01 of the Indenture; (d) failure by the Company to comply with certain provisions in Article 4 of the Indenture, subject to notice and lapse of time; (e) failure by the Company or any Subsidiary Guarantor to comply with any of its agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (f) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company, any Subsidiary Guarantor or any Significant Subsidiary if the total amount accelerated (or so unpaid) exceeds $36,000,000;
(g) certain events of bankruptcy or insolvency with respect to the Company, a Subsidiary Guarantor or any Significant Subsidiary; (h) certain judgments or decrees entered against the Company, a Subsidiary Guarantor or any Significant Subsidiary for the payment of money in excess of $36,000,000; and (i) certain defaults with respect to Subsidiary Guarantees. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

         Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

16.      Trustee Dealings with the Company

         Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.      No Recourse Against Others

         A director, officer, employee or stockholder, as such, of the Company, a Subsidiary Guarantor or the Trustee shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

18.      Authentication

         This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

19.      Abbreviations

         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

20.      CUSIP and ISIN Numbers

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and has directed the Trustee to use CUSIP and ISIN numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21.      Holders' Compliance with Registration Rights(7)

         Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the registration rights provisions set forth in Exhibit C to the Indenture, including the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

----------------

(7)  Include for all Securities that are Transfer Restricted Securities.



22.      Governing Law.

         THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

                  HealthSouth Corporation

                  Attention:  [ ]

-------------------------------------------------------------------------------

                                ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

         (Print or type assignee's name, address and zip code)

         (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Security on
the books of the Company. The agent may substitute another to act for him.

_______________________________________________________________________________

Date:__________________________    Your Signature: ____________________________


_______________________________________________________________________________

Sign exactly as your name appears on the other side of this Security.


In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

|_|      to the Company; or

         (1) |_| pursuant to an effective registration statement under the Securities Act of 1933; or

         (2) |_| inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (3) |_| outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

         (4) |_| pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933; or

         (5) |_| to an institutional "accredited investor" (as defined in Rule 501(a)(1),(2),(3) or (7) under the Securities Act of
                  1933) that has furnished to the Trustee a signed letter containing certain representations and agreements and, if applicable, an opinion of counsel satisfactory to the Company that such transfer is in compliance with the Securities Act of 1933.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


______________________
Signature


Signature Guarantee:


_______________________________________            ____________________________
Signature must be guaranteed                       Signature


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

             TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _____________________                     ______________________________
                                                 Notice:  To be executed by
                                                          an executive officer

                     [TO BE ATTACHED TO GLOBAL SECURITIES]

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

         The following increases or decreases in this Global Security have been made:


Date of                  Amount of decrease     Amount of increase     Principal amount of    Signature of
Exchange                 in Principal amount    in Principal amount    this Global Security   authorized officer
                         of this Global         of this Global         following such         of Trustee or
                         Security               Security               decrease or increase   Securities Custodian




                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Security purchased by the Company pursuant to Section 4.08 of the Indenture, check the box: |_|

         If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.08 of the Indenture, state the amount in principal amount: $


Dated: ____________________________        Your Signature: ____________________
                                                           (Sign exactly as your
                                                           name appears on the
                                                           other side of this
                                                           Security.)

Signature Guarantee: __________________________________________________________
                                         (Signature must be guaranteed)

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                      EXHIBIT C


                         REGISTRATION RIGHTS OF HOLDERS

                               OF EXCHANGE NOTES

         This Exhibit C is expressly made part of, and incorporated for all purposes into, the Indenture to which it is attached.

         Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture.

         "Administrative Agent" has the meaning specified in the Interim Loan Agreement.

         "Broker-Dealer" means any broker or dealer registered as such under the Exchange Act.

         "Company Indemnified Parties" shall have the meaning set forth in
Section 11(b) hereof.

         "Exchange Offer Registration Statement" shall have the meaning set forth in Section 3(a) hereof.

         "Exchanging Dealer" means any Holder that is a Broker-Dealer and elects to exchange the Exchange Notes it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any of its Affiliates) for Substitute Exchange Notes.

         "Holder's Information" shall have the meaning set forth in Section
11(a).

         "Information" shall have the meaning set forth in Section 10(i) hereof.

         "Inspectors" shall have the meaning set forth in Section 10(i) hereof.

         "NASD" shall have the meaning set forth in Section 10(q) hereof.

         "Piggy-Back Registration" shall have the meaning set forth in Section 4(a) hereof.

         "Private Exchange" shall have the meaning set forth in Section 3(f) hereof.

         "Private Substitute Exchange Notes" shall have the meaning set forth in Section 3(f) hereof.

         "Registered Exchange Offer" shall have the meaning set forth in
Section 3(a) hereof.

         "Registration Default" shall have the meaning set forth in Section 5(a) hereof.

         "Registration Statement" shall have the meaning set forth in Section 2(a) hereof.

         "Rules" shall have the meaning set forth in Section 10(q) hereof.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" shall have the meaning set forth in Section 2(a).

         "Shelf Registration Statement" shall have the meaning set forth in
Section 2(a) hereof.

         "Substitute Exchange Notes" shall have the meaning set forth in
Section 3(a) hereof.

         "Suspension Period" shall have the meaning set forth in Section 2(d) hereof.

         Section 2. Shelf Registration. (a) Within 60 days after the Initial Maturity Date (or, if such day is not a Business Day, the next succeeding Business Day), the Company shall file with the SEC and shall use its commercially reasonable best efforts to cause to be declared effective as soon thereafter as practicable a registration statement on an appropriate form under the U.S. Securities Act of 1933, as amended (the "Securities Act"), relating to the offer and sale of the Exchange Notes by the Holders from time to time in accordance with the methods of distribution elected by such Holders (including underwritten public offerings) and set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement referred to below, a "Registration Statement").

         (b) The Company shall use its commercially reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Securities Act, for a period that will terminate upon the earliest of (i) when all the Exchange Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (ii) two years from the date of its effectiveness, (iii) when all the Exchange Notes covered by the Shelf Registration Statement are no longer restricted securities (as defined in Rule 144 under the Securities Act or any successor thereto) and (iv) when an opinion of counsel reasonably satisfactory to counsel to the Administrative Agent and the Trustee is delivered to the Administrative Agent and the Trustee to the effect that all Exchange Notes (including any Private Substitute Exchange Notes) and any Exchange Notes that may be issued in respect of any Loans then outstanding can be sold or will be saleable without restriction under the Securities Act.

         (c) No Holder may include any of its Exchange Notes in any Shelf Registration Statement pursuant to this Exhibit C unless and until such Holder furnishes to the Company, in writing, within 15 Business Days after receipt of a request therefor, such information that the Company may reasonably request as specified in Item 507 of Regulation S-K under the Securities Act (or as the SEC may request) for use in connection with any Shelf Registration Statement or prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

         (d) The Company may delay the filing or suspend the effectiveness of any Shelf Registration Statement or, without suspending such effectiveness, instruct the Holders not to sell the Exchange Notes included in any such Shelf Registration Statement, in each case for up to 120 days in any 365-day consecutive period (of which no more than 45 days shall be consecutive), if the Company shall have determined upon the advice of counsel that the Company would be required by law to disclose any actions taken or proposed to be taken by the Company in good faith and for valid business reasons, including the acquisition or divestiture of assets, which disclosure would have a material adverse effect on the Company or such actions (a "Suspension Period"), by providing the Holders with written notice of such Suspension Period. The Company shall use its commercially reasonable efforts to provide such notice as soon as practicable and in any event prior to the commencement of such a Suspension Period.

         Section 3. Registered Exchange Offer. (a) In lieu of filing a Shelf Registration Statement described in Section 2 herein (subject to the last sentence of this paragraph and paragraph 3(g) hereof), the Company may effect a registered exchange offer ("Registered Exchange Offer") with respect to the Exchange Notes (including any such Exchange Notes as may then be issuable upon exchange for outstanding Loans pursuant to the Indenture). To effect a Registered Exchange Offer, the Company must: (i) within 60 days of the Initial Maturity Date, file with the SEC and use its commercially reasonable best efforts to cause to be declared effective as soon thereafter as practicable a registration statement with respect to the Registered Exchange Offer (an "Exchange Offer Registration Statement"); (ii) offer to deliver, in exchange for all Exchange Notes (including any such Exchange Notes as may then be issuable upon exchange for outstanding Loans pursuant to the Indenture), a like principal amount of debt securities ("Substitute Exchange Notes") of the Company identical in all material respects (except that the liquidated damages provisions and the transfer restrictions with respect to the Exchange Notes shall be eliminated); and (iii) within 120 days of the Initial Maturity Date, consummate such exchange for all then outstanding Exchange Notes the Holders of which are eligible and elect to participate in such exchange. If any Holder sends a notice to the Company prior to the consummation of such Registered Exchange Offer stating that in such Holder's reasonable belief, as confirmed by accompanying written advice of counsel, it cannot rely on the "no-action" position of the SEC to the effect that such Holder's Substitute Exchange Notes would not be freely saleable, the Company shall file with the SEC a Shelf Registration Statement pursuant to Section 2 herein as promptly as practicable relating to the offer and sale of such Holder's Exchange Notes.

         If the Company effects a Registered Exchange Offer, the Company shall be entitled to close the Registered Exchange Offer 30 days after the commencement thereof, provided that the Company has accepted all the Exchange Notes theretofore validly tendered and not validly withdrawn in accordance with the terms of the Registered Exchange Offer and this Exhibit C. The Company may, in its discretion, accept tenders of Exchange Notes for Substitute Exchange Notes after the date that the Company consummates the Registered Exchange Offer with respect to Exchange Notes tendered after the date of initial consummation and, for purposes of liquidated damages pursuant to Section 5, the Registered Exchange Offer shall be deemed to have been consummated notwithstanding any such extension of the tender period.

         (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Exchange Notes (including any such Exchange Notes as may then be issuable upon exchange for outstanding Loans pursuant to the Indenture) for Substitute Exchange Notes (assuming that each such Holder is not an Affiliate of the Company, acquires the Substitute Exchange Notes in the ordinary course of such Holder's business, has no arrangements with any person to participate in the distribution of the Substitute Exchange Notes and is not prohibited by any law or policy of the SEC from participating in the Registered Exchange Offer) to trade such Substitute Exchange Notes from and after their receipt without limitations or restrictions under the Securities Act.

         (c) In connection with the Registered Exchange Offer, the Company shall:

                  (i) mail to each Holder and Lender a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (ii) keep the Registered Exchange Offer open for not less than 20 Business Days after the date notice thereof is mailed to the Holders and Lenders (or, in each case, longer if required by applicable law);

                  (iii) use its commercially reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required under the Securities Act to ensure that it is available for sales of Substitute Exchange Notes by Exchanging Dealers;

                  (iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or an Affiliate of the Trustee;

                  (v) permit Holders to withdraw tendered Exchange Notes at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open by delivering appropriate documentation to the depositary evidencing such Holders' intent to withdraw its tender of Exchange Notes; and

                  (vi) comply in all respects with all applicable laws.

         (d) As soon as practicable after the close of the Registered Exchange Offer, the Company shall:

                  (i) accept for exchange all eligible Exchange Notes tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

                  (ii) deliver to the Trustee for cancellation all Exchange Notes so accepted for exchange; and

                  (iii) cause the Trustee promptly to authenticate and deliver to each Holder a principal amount of Substitute Exchange Notes equal to the principal amount of the Exchange Notes of such Holder so accepted for exchange.

         (e) Each Holder hereby acknowledges and agrees that any such Holder using the Registered Exchange Offer to participate in a distribution of the Substitute Exchange Notes (i) could under SEC policy as in effect on the date of the Indenture rely on the position of the SEC in Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991) and Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction which must be covered by an effective registration statement containing the selling securityholder information required by Item 507 or 508, as applicable, of Regulation S-K under the Securities Act if the resales are of Substitute Exchange Notes obtained by such Holder in exchange for Exchange Notes acquired by such Holder directly from the Company or one of its Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that, at the time of the consummation of the Registered Exchange
Offer:

                  (i) any Substitute Exchange Notes received by such Holder will be acquired in the ordinary course of business;

                  (ii) such Holder will have no arrangement or understanding with any person to participate in the distribution of the Substitute Exchange Notes within the meaning of the Securities Act;

                  (iii) such Holder is not an Affiliate of the Company;

                  (iv) if such Holder is not a Broker-Dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Substitute Exchange Notes; and

                  (v) if such Holder is a Broker-Dealer, that it will receive Substitute Exchange Notes for its own account in exchange for Exchange Notes that were acquired as a result of market-making activities or other trading activities and that it will be required to deliver a prospectus in connection with any resale of such Substitute Exchange Notes.

         (f) If any Holder or Lender determines that it is not eligible to participate in the Registered Exchange Offer, at the request of such Holder or Lender, the Company shall issue and deliver to such Holder or Lender (upon such Lender's exchange of Exchange Notes for Loans), in exchange (a "Private Exchange") for such Exchange Notes, a like principal amount of debt securities ("Private Substitute Exchange Notes") of the Company identical in all material respects (including the transfer restrictions with respect to the Exchange Notes);

         (g) Nothing in this Section 3 shall relieve the Company of its obligation to establish and to maintain a Shelf Registration Statement continuously effective pursuant to Section 2 with respect to any Exchange Notes issued subsequent to the consummation of the Registered Exchange Offer.

         Section 4. Piggy-Back Registration. (a) If a Shelf Registration Statement has not been declared effective and the Company has not consummated a Registered Exchange Offer, at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its securityholders of any class of its debt securities (other than a registration statement on Form S-4 or Form S-8 or any substitute form that may be adopted by the SEC, and other than any registration statement with respect to an offering the proceeds of which will be used to redeem or repay all of the Exchange Notes, Private Substitute Exchange Notes, Substitute Exchange Notes and Loans in full), then the Company shall give written notice of such proposed filing to the Holders and Lenders as soon as practicable (but in no event fewer than 15 days before the anticipated filing date), and such notice shall offer such Holders and Lenders the opportunity to register such principal amount of Exchange Notes as each such Holder or Lender may request in writing within 10 days after receipt of such written notice from the Company (which request shall specify the principal amount of the Exchange Notes intended to be disposed of by such Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its commercially reasonable best efforts to keep such Piggy-Back Registration continuously effective under the Securities Act until the earlier of (A) an aggregate of 90 days after the effective date thereof or (B) the consummation of the distribution of all of the Exchange Notes covered thereby. If such registration is pursuant to an underwritten offering, the Company shall use its commercially reasonable best efforts to cause the managing underwriter or underwriters of such proposed offering to permit the Exchange Notes requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein, and to permit the sale or other disposition of such Exchange Notes in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Exchange Notes in any such registration statement pursuant to this Section 4 by giving written notice to the Company of its request to withdraw prior to the time that such registration statement becomes effective. The Company may withdraw a Piggy-Back Registration at any time prior to two days before it becomes effective or the Company may elect to delay the registration; provided, however, that the Company shall give prompt written notice thereof to participating Holders.

         No registration statement effected under this Section 4, and no failure to effect a registration statement under this Section 4, shall relieve the Company of its obligation to effect a registration statement pursuant to
Section 2 or 3 hereof with respect to any Exchange Notes (including any Exchange Notes as may then be issuable upon exchange for Loans) or Private Substitute Exchange Notes that are subject to restrictions on resale pursuant to the Securities Act, and no failure to effect a registration statement under this Section 4 and to complete the sale of securities registered thereunder shall relieve the Company of any other obligation under the Indenture.

         (b) In a registration pursuant to Section 4(a) involving an underwritten offering, if the managing underwriter or underwriters of such offering have informed the Company in writing and the Holders requesting inclusion in such offering that in such underwriter's or underwriters' opinion the total number of securities which the Company, the Holders and any other persons desiring to participate in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company shall be required to include in such registration statement only the amount of securities which it is so advised should be included in such registration statement. In such event, (x) in cases initially involving the registration for the sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Company proposes to register,
(ii) second, the securities which have been requested to be included in such registration by the Holders pursuant to this Exhibit C (pro rata based on relative aggregate principal amount of the Exchange Notes each such Holder has requested to be included in such registration) and (iii) third, provided that no Exchange Notes sought to be included by the Holders have been excluded from such registration, the securities of other persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such persons); and (y) in cases not initially involving the registration for the sale of securities for the Company's own account, securities shall be registered in such offering as follows: (i) first, the securities of any person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration (provided that if such person is a Holder, there shall be no priority as among Holders, and Exchange Notes sought to be included by such Holders shall be included pro rata based on relative aggregate principal amount of the Exchange Notes each such Holder has requested to be included in such registration), (ii) second, the securities requested to be included in such registration by the Holders pursuant to this Exhibit C (pro rata based on relative aggregate principal amount of the Exchange Notes each such Holder has requested to be included in such registration), (iii) third, securities of other persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments (pro rata based on the amount of securities sought to be registered by such persons) and (iv) fourth, the securities which the Company proposes to register.

         If, as a result of the provisions of this Section 4(b), any Holder shall not be entitled to include all Exchange Notes in a Piggy-Back Registration that such Holder has requested to be included, such Holder may elect to withdraw its request to include Exchange Notes in such registration by giving written notice to the Company of such withdrawal election prior to the time that such registration statement becomes effective; provided, however, that a withdrawal election shall be irrevocable and, after making a withdrawal election, such Holder shall no longer have any right to include its Exchanges Notes in the registration as to which such withdrawal election was made.

         Section 5. Liquidated Damages. (a) If (i) on or prior to the 120th day after the Initial Maturity Date (or, if such day is not a Business Day, the next succeeding Business Day), a Shelf Registration Statement has not been declared effective or the Company has not effected a Registered Exchange Offer or (ii) a Shelf Registration Statement has been declared effective but thereafter ceases to be effective or usable at any time the Company is obligated to maintain the effectiveness thereof, except as otherwise expressly permitted hereunder (each such event, a "Registration Default"), then the Company shall pay liquidated damages in the form of increased interest of $0.192 per week per $1,000 principal amount of Exchange Notes and Loans then outstanding to Holders of the Exchange Notes and Loans who are unable to resell Exchange Notes without restriction under the Securities Act from and including, in the case of clause (i), the 121st date after the Initial Maturity Date to but excluding the earlier of the effective date of a Shelf Registration Statement or the date of consummation of a Registered Exchange Offer or, in the case of clause (ii), the date such Shelf Registration Statement ceases to be so effective or usable to but excluding the date on which such Shelf Registration Statement again becomes effective or usable in accordance herewith; provided however, that the Company shall not have to make any such additional payments to Holders who have not provided it with the appropriate information required for use in a prospectus for such selling Holders in accordance herewith; and provided, further, that if, at the time of a Registration Default specified in clause (ii) above, the Company shall have completed a Registered Exchange Offer in accordance with Section 3 above, the Company shall not have to make any additional payments to Holders which were eligible to participate in such Registered Exchange Offer and receive Substitute Exchange Notes without transfer restrictions pursuant thereto, but failed to so participate (provided that notice of such Registered Exchange Offer was given to such Holders in accordance herewith). Payment of such liquidated damages shall be made in cash at the same time and in the same manner as interest payments are made on the Exchange Notes and Loans. Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the SEC.

         (b) A Registration Default referred to in Section 5(a) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 45 days, liquidated damages shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

         (c) The Company shall notify the Trustee within five Business Days after each and every date on which a Registration Default occurs.

         Section 6. Compliance. Notwithstanding any other provisions hereof, the Company shall use commercially reasonable best efforts to ensure that (i) any Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereof complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading; provided, however, that nothing herein shall create any obligation or liability for the Company relating to any Holder's Information (as defined below in Section 12(a)) or any other information provided by any seller or underwriter incorporated or included in such Registration Statement, prospectus, supplement or amendment.

         Section 7. Expenses. The Company shall pay all expenses incident to the Company's performance of its obligations under this Exhibit C, including registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, internal expenses (including all salary and expenses of its officers and employees performing legal or accounting duties), reasonable and documented fees and disbursements of one counsel reasonably acceptable to the Company designated by the Holders holding a majority of the Exchange Notes then outstanding, rating agency fees and expenses, listing fees and expenses, and fees and disbursements of any independent public accountants. Notwithstanding the foregoing, the parties hereby agree that in an underwritten offering of securities, the underwriting discount shall be for the account of the Holders and the underwriter's expenses shall be payable by such Holders to the extent customarily provided in an underwritten offering.

         Section 8. Underwritten Registrations. In the case of an underwritten offering, the Company shall select one or more nationally recognized firms or investment bankers reasonably acceptable to the Holders to act as manager or co-managers to administer the offering.

         Section 9. Registrations of Public Sale by the Company and Others. If any registration of Exchange Notes shall be in connection with an underwritten public offering, the Company agrees not to effect any public sale or distribution of any debt securities, or contract to sell, pledge or otherwise dispose of such securities or announce any such transaction, during the 90-day period beginning on the date of such underwritten public offering (except as part of such offering).

         Section 10. Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the Company shall:

         (a) not less than a customary period of time before filing with the SEC a Registration Statement or prospectus or any amendments or supplements thereto in connection with an underwritten offering (i) furnish to one counsel selected by the Holders of a majority in aggregate principal amount of the Exchange Notes and, if applicable, one counsel selected by the underwriters of the Exchange Notes covered by such registration statement, copies of all such documents proposed to be filed (including all documents incorporated by reference therein, if applicable), which documents will be subject to the review of each such counsel, (ii) use its commercially reasonable best efforts to reflect in each such document, when so filed with the SEC, such comments as such counsel reasonably may propose and (iii) notify each Lender, each Holder and each underwriter, if any, of the Exchange Notes covered by each registration statement of (A) any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered; (B) when a Registration Statement and any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective; (C) of any written request by the SEC for any amendment or supplement to the Registration Statement or the prospectus; and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose;

         (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Sections 2 and 3 herein, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

         (c) furnish, without charge to each Lender, each Exchanging Dealer, each Holder and each underwriter, if any, of the Exchange Notes covered by such Registration Statement and each other person reasonably required to deliver a prospectus, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto) and the prospectus included in such Registration Statement (including each preliminary prospectus and supplement thereto), in conformity with the requirements of the Securities Act, and such other documents as any such Lender, Exchanging Dealer, Holder or underwriter may reasonably request and as would be customarily provided in order to facilitate the disposition of the Exchange Notes owned by such Holder (and which may be received by any Lender in exchange for Loans); and the Company consents to the proper use of the prospectus included in such Registration Statement and any amendment or supplement thereto in connection with any exercise, offer or sale of Exchange Notes covered thereby;

         (d) use its commercially reasonable efforts best to register or qualify the Exchange Notes and the Substitute Exchange Notes under such other securities or blue sky laws of such jurisdictions as any Lender and any Holder and each underwriter, if any, of the Exchange Notes covered by such Registration Statement reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Lender, such Holder and each such underwriter, if any, to consummate the disposition in such jurisdictions of the Exchange Notes (including any Exchange Notes which may be received by a Lender in exchange for Loans) owned by such Holder or underwritten by such underwriter; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

         (e) use its commercially reasonable best efforts to cause the Exchange Notes and the Substitute Exchange Notes covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder or Holders and each underwriter, if any, thereof to consummate the disposition of such Exchange Notes; subject, however, to the proviso set forth in paragraph (d) above;

         (f) promptly notify each Lender, each Holder and each underwriter, if any, of the Exchange Notes, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event if as a result of such event the prospectus and the Registration Statement contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus), in light of the circumstances under which they were made, not misleading, and promptly prepare and furnish to each such Lender, Holder and underwriter, if any, a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Exchange Notes, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (g) in the case of any Shelf Registration Statement, enter into such customary agreements (including an underwriting agreement in customary form) and take all such other reasonable actions as the Holders of a majority in aggregate principal amount of the Exchange Notes being sold or each underwriter, if any, retained by such Holders request in order to expedite or facilitate the disposition of such Exchange Notes, including customary indemnification;

         (h) cause the senior management of the Company to participate in customary road shows in respect of any underwritten public offerings of Exchange Notes;

         (i) make available for inspection by each Lender and any Holder of Exchange Notes covered by such Registration Statement, each underwriter, if any, participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Lender, Holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause its and its Subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such Registration Statement (collectively, "Information"). Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be used by such seller or such Inspector for any purpose other than the exercise of such due diligence responsibility and shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a material misstatement or omission in the Registration Statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court or governmental agency or authority of competent jurisdiction, (iii) such Information has been made generally available to the public through no breach of the nondisclosure obligations of the Inspectors or their Affiliates or (iv) such disclosure is required to be made under applicable law;

         (j) if requested by any Lender, Holder, participating Broker-Dealer or underwriter, if any, obtain "cold comfort" letters from the relevant independent public accountants, opinions of counsel and officers' and secretary's certificates, and make representations and warranties, in each case in customary form and covering such matters of the type customarily covered thereby, as the Lenders, Holders or participating Broker-Dealers and each underwriter, if any, of the Exchange Notes being sold reasonably request;

         (k) use its commercially reasonable best efforts to obtain the withdrawal, at the earliest possible time, of any order suspending the effectiveness of such Registration Statement;

         (l) cooperate with the Holders of the Exchange Notes to facilitate the timely preparation and delivery of certificates representing the Exchange Notes to be sold pursuant to any Registration Statement free of restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Exchange Notes pursuant to such Registration Statement;

         (m) not later than the effective date of the Registration Statement, provide CUSIP and ISIN numbers for the Substitute Exchange Notes and provide the Trustee with printed certificates for the Substitute Exchange Notes, in a form eligible for deposit with the Depositary;

         (n) cause the Indenture to be qualified under the TIA in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture;

         (o) if a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Exchange Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Substitute Exchange Notes or Private Substitute Exchange Notes, mark, or cause to be marked, on the Exchange Notes so exchanged that such Exchange Notes are being canceled in exchange for the Substitute Exchange Notes or Private Substitute Exchange Notes, and in no event shall the Exchange Notes be marked as paid or otherwise satisfied;

         (p) use its commercially reasonable best efforts to (i) if the Exchange Notes have been rated prior to the initial sale or delivery of such Exchange Notes, if requested by the Administrative Agent, confirm such ratings will apply to the Substitute Exchange Notes covered by such Registration Statement, or (ii) if the Exchange Notes were not previously rated, cause the Exchange Notes or Substitute Exchange Notes, as the case may be, covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of Exchange Notes or Substitute Exchange Notes, as the case may be, covered by such Registration Statement, or by the managing underwriters, if any;

         (q) in the event that any Broker-Dealer underwrites any Exchange Notes or Substitute Exchange Notes, as the case may be, or participates as a member of an underwriting syndicate or selling group or "assists in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Exchange Notes or Substitute Exchange Notes, as the case may be, or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise assists such Broker-Dealer in complying with the requirements of such Rules, including by (i) if such Rules (including Rule
2720) shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating thereto, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of the covered securities,
(ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 12 hereof and (iii) providing such information to such Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of the Rules;

         (r) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of at least 12 months, beginning with the first month after the effective date of the Registration Statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         The Company recognizes that by undertaking to use its commercially reasonable best efforts to effect the registration of any Exchange Notes, it may incur substantial accounting, legal and other expenses and may be required (by the SEC, each underwriter, if any, or otherwise) to provide information (which could be of interest to the Company's competitors, customers and suppliers) regarding its business, compensation of executives and other matters which it might otherwise not publicly disclose.

         As a condition to participating in any registration, the Company may require each Holder of Exchange Notes as to which any registration is being effected to furnish to the Company such information regarding such Holder and the distribution of such Exchange Notes that is necessary for the filing of the Shelf Registration Statement as the Company may from time to time reasonably request in writing.

         Each Holder of Exchange Notes agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (f) hereof, such Holder will forthwith discontinue disposition of Exchange Notes pursuant to the Registration Statement covering such Exchange Notes until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (f) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Exchange Notes current at the time of receipt of such notice.

         Section 11. Indemnification. (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company shall indemnify and hold harmless each Lender, each Holder, each person who participates as an underwriter in the offering or sale of such securities, each of their affiliates, their respective officers, directors, employees, representatives, advisors and agents, and each person, if any, who controls such Lender, such Holder or such underwriter within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 11 and Section 12 as a Lender or a Holder, as applicable) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including any loss, claim, damage, liability or action relating to purchases and sales of such securities and regardless of whether such loss, claim, damage, liability or action is brought or asserted by the Company or its Affiliates or a third party or whether any Lender or Holder is a party thereto), to which that Lender or Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or any prospectus forming part thereof or in any amendment or supplement thereto or
(ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Lender and each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Lender or Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, with respect to any Holder, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any information ("Holder's Information") included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder and shall survive the transfer of such securities by such Holder; provided further, however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any related preliminary prospectus or amendment thereto, the foregoing indemnity agreement shall not inure to the benefit of any Holder from whom the Person asserting any such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such securities to such person and such copy was legally required to be sent or given to such person and (B) the untrue statement or alleged untrue statement or omission or alleged omission was remedied in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Company with
Section 9(c) or Section 10(a)(vi), as the case may be.

         (b) Indemnification by the Holders. Each Holder and any underwriter shall indemnify and hold harmless the Company, its Affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any such person within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 11 and Section 12 as the "Company Indemnified Parties"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including any loss, claim, damage, liability or action relating to purchases and sales of such securities and regardless of whether such loss, claim, damage, liability or action is brought by such Holder or underwriter, their respective Affiliates or any third party or whether any Company Indemnified Party is a party thereto), to which any of the Company Indemnified Parties may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or any prospectus forming part thereof or in any amendment or supplement thereto or
(ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holder's Information furnished to the Company by such Holder, and shall reimburse the Company Indemnified Parties upon demand for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of such securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties or any of the Holders and shall survive the transfer of such securities by such Holder.

         (c) Promptly after receipt by an indemnified party under this Section 11 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 11(a) or 11(b), notify the indemnifying party in writing of such claim or the commencement of such action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 11 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 11. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 11 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that an indemnified party (or parties, if more than one) shall have the right to employ counsel of its or their own in any such action, but the fees, expenses and other charges of such one counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of such counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 11(a) and 11(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of (i) such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         Section 12. Contribution. If the indemnification provided for in
Section 11 is unavailable or insufficient to hold harmless an indemnified party under Section 11(a) or 11(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering and sale of such securities, on the one hand, and a Holder with respect to the sale by such Holder of such securities, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and such Holder, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and a Holder, on the other, with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Exchange Notes (before deducting expenses) received by or on behalf of the Company, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of such Exchange Notes, on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company, on the one hand, or to any Holder's Information supplied by such Holder, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 12 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 12 shall be deemed to include, for purposes of this Section 12, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 12, an indemnifying party that is a Holder of securities shall not be required to contribute any amount in excess of the amount by which the total price at which such securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Section 13. Miscellaneous. (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Sections 2 and 3 hereof may result in material irreparable injury to the Lenders or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Lender or Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 2 and 3 hereof.

         (b) No Inconsistent Agreements. The Company shall not on or after the date of the Indenture enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Lenders and Holders in this Exhibit C or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (c) Third-Party Beneficiaries. The Lenders, the Holders, the Administrative Agent and any party indemnifiable hereunder shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Trustee, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Lenders, Holders, the Administrative Agent and any party indemnifiable hereunder.

         (d) Subsidiary Guarantors. Each Subsidiary Guarantor shall be bound by this Exhibit C to the same extent as the Company.

         (e) Amendments and Waivers. The provisions of this Exhibit C, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Lenders and Holders of at least a majority of the then outstanding aggregate principal amount of Loans and Exchange Notes. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Exchange Notes are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Lenders may be given by the majority of the Exchange Notes being sold rather than registered under such Registration Statement.

                                                                      EXHIBIT D



                                   [Form of]
                      Transferee Letter of Representation



HealthSouth Corporation

In care of
[          ]
[          ]
[          ]

Ladies and Gentlemen:

         This certificate is delivered to request a transfer of $[ ] principal amount of the Senior Exchange Notes due 2014 (the "Securities") of HealthSouth Corporation (the "Company").

         Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

Name:________________________

Address:______________________

Taxpayer ID Number:____________

         The undersigned represents and warrants to you that:

         1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor", and we are acquiring the Securities not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We are purchasing at least $250,000 principal amount of the Securities or, if less, are furnishing herewith an opinion of counsel as described in clause (iii) of paragraph 2 below. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we invest in or purchase securities similar to the Securities in the normal course of our business. We, and any accounts for which we are acting, are each able to bear the economic risk of our or its investment.

         2. We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date that is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (i) to the Company, (ii) in the United States to a person whom the seller reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, (iii) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is an institutional accredited investor purchasing for its own account or for the account of an institutional accredited investor, in each case in a minimum principal amount of the Securities of $250,000, or if such transfer is in respect of an aggregate principal amount of Securities of less than $250,000, only if such institutional accredited investor furnishes to the Trustee an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (iv) outside the United States in a transaction complying with the provisions of Rule 904 under the Securities Act,
(v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available) or (vi) pursuant to an effective registration statement under the Securities Act, in each of cases (i) through
(vi), subject to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (iii) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to the offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clause (iii), (iv) or (v) above to require the delivery of an opinion of counsel, certifications or other information satisfactory to the Company and the Trustee.

                                      TRANSFEREE:_________________,

                                             by:__________________

                                                                      EXHIBIT E

                                   [Form of]

                             INCUMBENCY CERTIFICATE

         The undersigned, ____________, being the ____________ of HealthSouth Corporation (the "Company") does hereby certify that the individuals listed below are qualified and acting officers of the Company as set forth in the right column opposite their respective names and the signatures appearing in the extreme right column opposite the name of each such officer is a true specimen of the genuine signature of such officer and such individuals have the authority to execute documents to be delivered to, or upon the request of, [ ], as Trustee under the Indenture dated as of [ ], between the Company and [ ].

Name                         Title                               Signature
----                         -----                               ---------


         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate as of the ____ day of ____________, 20__.


                                                -----------------------------
                                                Name:
                                                Title:

                                                                      EXHIBIT D


                                   [Form of]

                               NOTICE OF EXCHANGE

Merrill Lynch Capital Corporation, as Administrative Agent
222 North LaSalle Street, 16th Floor
Chicago, Illinois 60601
Attention:  Jennifer Wesner
Telecopy No.:  (312) 499-3336

HealthSouth Corporation
One HealthSouth Parkway
Birmingham, Alabama 35243
Attention:  John Workman
Telecopy No.:  (205) 969-7582

                                                                         [Date]

Ladies and Gentlemen:

         This Notice of Exchange is delivered to you pursuant to Section 2.04 of the Interim Loan Agreement dated as of March 10, 2006 (as the same may be amended, supplemented or otherwise modified from time to time, the "Interim Loan Agreement"), among HealthSouth Corporation, a Delaware corporation (the "Borrower"), the Subsidiary Guarantors party thereto, the Lenders party thereto and Merrill Lynch Capital Corporation, as administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Interim Loan Agreement.

         The undersigned hereby requests that, pursuant to Section 2.04(c) of the Interim Loan Agreement, $[ ] of the aggregate principal amount of the Loans should be exchanged for Exchange Notes.(4) In connection with such exchange, the principal amount of such Exchange Notes, if any, to be sold to a third party is $[ ], and the principal amount, if any, to be represented by a Fixed Rate Note is $[ ].

         [LENDER] has caused this Notice of Exchange to be executed and delivered on [ ], 20[ ].

                                           [LENDER]

                                             by
                                               -------------------------------
                                               Name:
                                               Title:


---------------

(4) A Lender may not exchange its Loans for Exchange Notes in an aggregate principal amount of less than $5,000,000 unless the conditions set forth in Section 2.04(c) of the Interim Loan Agreement are satisfied.

                                                                      EXHIBIT E

                                   [FORM OF]

                                PROMISSORY NOTE

                                                                [Date]

         FOR VALUE RECEIVED, HEALTHSOUTH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _______________________________ (the "Lender"), at the main office of [LENDER
ADDRESS], __________ DOLLARS ($_____) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Interim Loan Agreement (as defined below)), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Interim Loan Agreement, and to pay interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Interim Loan Agreement, at such office, and in like money and funds.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder, provided that the failure of the Lender to make any such recordation shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Interim Loan Agreement.

         This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Interim Loan Agreement dated as of March 10, 2006 (which, as it may be amended or modified and in effect from time to time, is herein called the "Interim Loan Agreement"), among the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto, including the Lender, and Merrill Lynch Capital Corporation, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein have the respective meanings assigned to them in the Interim Loan Agreement.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                          HEALTHSOUTH CORPORATION

                                          By:
                                             -----------------------------
                                             Name:
                                             Title:

                               SCHEDULE OF LOANS


                         Principal         Maturity        Principal
                         Amount of       of Interest        Amount            Unpaid
          Date             Loan             Period           Paid             Balance
----------------------------------------------------------------------------------------



